UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

October 31, 2022

Balanced Fund
Investor Class (TWBIX)
I Class (ABINX)
R5 Class (ABGNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	-16.94%	4.62%	6.60%	—	10/20/88
Blended Index	—	-14.73%	6.30%	8.07%	—	—
S&P 500 Index	—	-14.61%	10.44%	12.78%	—	—
Bloomberg U.S. Aggregate Bond Index	—	-15.68%	-0.54%	0.74%	—	—
I Class	ABINX	-16.76%	4.82%	6.82%	—	5/1/00
R5 Class	ABGNX	-16.76%	4.83%	—	5.64%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg U.S. Aggregate Bond Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $18,950

Blended Index — $21,735

S&P 500 Index — $33,308

Bloomberg U.S. Aggregate Bond Index — $10,764

Total Annual Fund Operating Expenses
Investor Class	I Class	R5 Class
0.90%	0.70%	0.70%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Joseph Reiland, Justin Brown and Robert Bove

Fixed-Income Portfolio Managers: Bob Gahagan, Charles Tan and Jason Greenblath

Performance Summary

Balanced returned -16.94%* for the 12 months ended October 31, 2022. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index) returned -14.73%.

Balanced seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The purpose of the broad bond market exposure is to reduce the volatility of the equity portfolio, providing a more attractive overall risk/return profile for investors. Unfortunately, however, fixed-income markets endured one of the worst stretches on record during the fiscal year due to concerns about surging inflation and aggressive tightening of Federal Reserve (Fed) policy. In that environment, both the equity and fixed-income portions of the portfolio declined in absolute terms and underperformed their benchmarks.

Information Technology Hampered Equity Performance

Significant detractors in the information technology sector included Apple, which beat analysts’ expectations on both revenues and earnings. Our underweight allocation to the consumer electronics giant hurt relative performance. PayPal Holdings delivered quarterly results and forward guidance below expectations, with deceleration in key metrics. We eliminated our position in the digital payments company due to lower engagement trends following the pandemic, as well as management’s poor execution on margins and several growth initiatives. Microsoft was hurt by foreign exchange headwinds, COVID-19-related shutdowns in China that limited personal computer (PC) inventory and a deterioration in PC demand.

Aptiv, an Ireland-based automotive technology supplier, underperformed following Russia’s invasion of Ukraine on concerns about production disruptions, higher commodity costs, continued supply chain constraints and negative impacts to European automobile demand. Not owning Exxon Mobil and Chevron detracted from performance compared with the benchmark as their stocks rose on higher fossil fuel prices following Russia’s invasion of Ukraine.

Communication Services Stocks Benefited Equity Performance

During the period, we eliminated the stock of Facebook’s parent Meta Platforms, which has been hurt more than other digital advertising platforms by both Apple iOS platform changes and TikTok competition. The fund’s resulting underweight helped performance in the communication services sector as the stock fell sharply. Not owning Netflix also benefited relative performance. The streaming video service announced more layoffs amid weak subscriber growth. An expected renormalization of subscriber growth following the gains of the pandemic has not materialized.

Elsewhere, our holding of ConocoPhillips was a top contributor. This is consistent with our process, which uses a proprietary multifactor model that considers a company's financial metrics and environmental, social and governance (ESG) characteristics. Rather than exclude certain sectors entirely, our process seeks to identify the most attractive companies within their respective sectors. Our approach led us to overweight positions in select energy companies. The oil giant reported solid quarterly earnings and increased its 2022 capital return guidance by 50%. The management

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

team continues to demonstrate strong execution and capital return discipline. Schlumberger, the Netherlands-based oil field services company, benefited from the jump in fossil fuel prices stemming from Russia’s invasion in Ukraine, which disrupted energy markets by calling into question global supply chains, with an acute focus on Europe.

In addition, managed care companies, including Cigna, benefited from what many investors perceive to be their defensive profile, meaning they are believed to be relatively insulated from both rising prices and recession risk. Our research also indicates that Cigna’s pharmacy benefit division may benefit from new biosimilar pharmaceutical launches in the coming years. Defense contractor Lockheed Martin was another solid contributor. The defense group experienced relative outperformance as investors rotated to lower growth and more defensive names. Russia’s invasion of Ukraine sparked additional outperformance for the stock on expectations that rising geopolitical tensions will lead to higher global defense spending.

Bonds Also Endured Difficult Performance

Inflation surged to a four-decade high during the period, and the Fed raised rates at the fastest pace since the early 1980s. In those conditions, bond yields surged and prices fell. The benchmark 10-year Treasury yield began the period at 1.55% and ended the fiscal year at 4.10%, according to Fed data. As a result, fixed-income markets endured one of the worst stretches of performance on record, and all sectors declined. Reflecting the rapid increase in prices and demand for inflation protection, inflation-linked securities held up better than nominal Treasury bonds; corporate bonds finished somewhere in between, as measured by the Bloomberg bond indices. In that environment, the fixed-income portion of the portfolio declined in absolute terms and underperformed its benchmark.

Outlook

War, inflation and recession risk all suggest difficult, volatile conditions ahead. Markets will continue to deal with the contrasting risks of rising inflation and interest rates, even as the global economy teeters on the verge of recession. The ongoing war in Ukraine also highlights political and economic risks at present. COVID-19, war and tariffs also continue to disrupt global supply chains, putting further upward pressure on prices. We will continue to monitor the situation and invest appropriately. We believe that the continued economic and market uncertainty highlights the benefits of a balanced approach involving exposure to both stocks and bonds, which is intended to reduce overall price fluctuations and improve risk-adjusted performance.

Of course, we understand it can be frustrating when stocks and bonds fall together, but investors should recall that these sorts of balanced portfolios have performed very well over time on both an absolute and risk-adjusted basis. We prefer to think this is a temporary speed bump and that diversification remains the best way to maximize risk-adjusted returns over time.

An investment strategy that focuses on ESG factors seeks to invest, under normal market conditions, in securities that meet certain ESG criteria or standards in an effort to promote sustainable characteristics, in addition to seeking superior, long-term, risk-adjusted returns. This investment focus may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus.

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	61.5%
U.S. Treasury Securities	11.4%
Corporate Bonds	9.6%
U.S. Government Agency Mortgage-Backed Securities	8.7%
Collateralized Loan Obligations	2.6%
Asset-Backed Securities	2.5%
Collateralized Mortgage Obligations	1.6%
Commercial Mortgage-Backed Securities	0.7%
Municipal Securities	0.6%
U.S. Government Agency Securities	0.3%
Sovereign Governments and Agencies	0.1%
Exchange-Traded Funds	0.1%
Bank Loan Obligations	0.1%
Short-Term Investments	1.5%
Other Assets and Liabilities	(1.3)%

Top Five Common Stocks Industries*	% of net assets
Software	5.5%
Health Care Providers and Services	3.6%
Technology Hardware, Storage and Peripherals	3.0%
Semiconductors and Semiconductor Equipment	2.8%
Pharmaceuticals	2.8%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$938.70	$4.50	0.92%
I Class	$1,000	$939.60	$3.52	0.72%
R5 Class	$1,000	$939.60	$3.52	0.72%
Hypothetical
Investor Class	$1,000	$1,020.57	$4.69	0.92%
I Class	$1,000	$1,021.58	$3.67	0.72%
R5 Class	$1,000	$1,021.58	$3.67	0.72%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2022

	Shares/ Principal Amount	Value
COMMON STOCKS — 61.5%
Aerospace and Defense — 0.9%
Lockheed Martin Corp.	14,643	$7,126,455
Air Freight and Logistics — 0.5%
United Parcel Service, Inc., Class B	25,298	4,244,245
Auto Components — 0.4%
Aptiv PLC(1)	40,600	3,697,442
Automobiles — 0.9%
Tesla, Inc.(1)	31,935	7,266,490
Banks — 2.1%
Bank of America Corp.	51,623	1,860,493
JPMorgan Chase & Co.	62,630	7,883,865
Regions Financial Corp.	334,736	7,347,455
		17,091,813
Beverages — 1.1%
PepsiCo, Inc.	52,519	9,536,400
Biotechnology — 1.6%
AbbVie, Inc.	43,677	6,394,313
Amgen, Inc.	13,245	3,580,786
Vertex Pharmaceuticals, Inc.(1)	9,439	2,944,968
		12,920,067
Building Products — 1.0%
Johnson Controls International PLC	101,421	5,866,191
Masco Corp.	52,802	2,443,148
		8,309,339
Capital Markets — 2.7%
Ameriprise Financial, Inc.	13,154	4,066,165
BlackRock, Inc.	7,524	4,859,827
Intercontinental Exchange, Inc.	26,961	2,576,663
Morgan Stanley	100,014	8,218,150
S&P Global, Inc.	9,201	2,955,821
		22,676,626
Chemicals — 1.4%
Air Products and Chemicals, Inc.	11,206	2,805,982
Ecolab, Inc.	15,310	2,404,742
Linde PLC	22,975	6,831,616
		12,042,340
Communications Equipment — 1.2%
Cisco Systems, Inc.	215,188	9,775,991
Consumer Finance — 0.3%
American Express Co.	18,652	2,768,889
Containers and Packaging — 0.3%
Ball Corp.	52,283	2,582,257
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	138,953	5,192,674
Electric Utilities — 1.3%
NextEra Energy, Inc.	134,363	10,413,132

	Shares/ Principal Amount	Value
Electrical Equipment — 0.8%
Eaton Corp. PLC	26,279	$3,943,689
Generac Holdings, Inc.(1)	6,580	762,688
Rockwell Automation, Inc.	8,276	2,112,863
		6,819,240
Electronic Equipment, Instruments and Components — 1.4%
CDW Corp.	28,767	4,971,225
Cognex Corp.	22,152	1,024,087
Keysight Technologies, Inc.(1)	30,511	5,313,491
		11,308,803
Energy Equipment and Services — 1.5%
Schlumberger NV	241,127	12,545,838
Entertainment — 0.9%
Electronic Arts, Inc.	17,904	2,255,188
Liberty Media Corp.-Liberty Formula One, Class C(1)	20,109	1,160,892
Walt Disney Co.(1)	40,637	4,329,466
		7,745,546
Equity Real Estate Investment Trusts (REITs) — 1.3%
Prologis, Inc.	96,642	10,703,101
Food and Staples Retailing — 1.7%
Costco Wholesale Corp.	7,134	3,577,701
Kroger Co.	75,667	3,578,293
Sysco Corp.	76,915	6,657,762
		13,813,756
Food Products — 0.5%
Mondelez International, Inc., Class A	68,629	4,219,311
Vital Farms, Inc.(1)	25,270	334,575
		4,553,886
Health Care Equipment and Supplies — 0.7%
Edwards Lifesciences Corp.(1)	54,222	3,927,299
Medtronic PLC	9,368	818,201
ResMed, Inc.	5,108	1,142,609
		5,888,109
Health Care Providers and Services — 3.6%
Cigna Corp.	29,026	9,377,140
CVS Health Corp.	63,799	6,041,765
Humana, Inc.	5,779	3,225,144
UnitedHealth Group, Inc.	20,720	11,502,708
		30,146,757
Hotels, Restaurants and Leisure — 0.6%
Booking Holdings, Inc.(1)	1,352	2,527,537
Chipotle Mexican Grill, Inc.(1)	855	1,281,072
Expedia Group, Inc.(1)	12,801	1,196,510
		5,005,119
Household Products — 1.0%
Colgate-Palmolive Co.	32,152	2,374,104
Procter & Gamble Co.	44,159	5,946,892
		8,320,996
Industrial Conglomerates — 0.6%
Honeywell International, Inc.	25,045	5,109,681

	Shares/ Principal Amount	Value
Insurance — 1.5%
Marsh & McLennan Cos., Inc.	26,755	$4,320,665
Prudential Financial, Inc.	39,577	4,163,105
Travelers Cos., Inc.	21,676	3,998,355
		12,482,125
Interactive Media and Services — 2.6%
Alphabet, Inc., Class A(1)	220,720	20,860,247
Alphabet, Inc., Class C(1)	12,978	1,228,498
		22,088,745
Internet and Direct Marketing Retail — 1.6%
Amazon.com, Inc.(1)	132,115	13,533,861
IT Services — 2.7%
Accenture PLC, Class A	21,547	6,117,193
Mastercard, Inc., Class A	19,230	6,310,902
Visa, Inc., Class A	46,821	9,699,438
		22,127,533
Life Sciences Tools and Services — 1.3%
Agilent Technologies, Inc.	41,066	5,681,481
Thermo Fisher Scientific, Inc.	10,605	5,450,652
		11,132,133
Machinery — 1.4%
Cummins, Inc.	19,361	4,733,958
Deere & Co.	5,823	2,304,860
Parker-Hannifin Corp.	6,524	1,896,005
Xylem, Inc.	26,205	2,684,178
		11,619,001
Multiline Retail — 0.3%
Target Corp.	13,523	2,221,153
Oil, Gas and Consumable Fuels — 1.7%
ConocoPhillips	112,132	14,138,724
Personal Products — 0.1%
Estee Lauder Cos., Inc., Class A	5,776	1,158,030
Pharmaceuticals — 2.8%
Bristol-Myers Squibb Co.	103,231	7,997,306
Eli Lilly & Co.	6,130	2,219,612
Merck & Co., Inc.	51,746	5,236,695
Novo Nordisk A/S, B Shares	30,871	3,356,642
Zoetis, Inc.	27,468	4,141,625
		22,951,880
Road and Rail — 0.8%
Norfolk Southern Corp.	13,273	3,027,173
Uber Technologies, Inc.(1)	35,454	942,013
Union Pacific Corp.	12,574	2,478,838
		6,448,024
Semiconductors and Semiconductor Equipment — 2.8%
Advanced Micro Devices, Inc.(1)	44,076	2,647,205
Analog Devices, Inc.	37,194	5,304,608
Applied Materials, Inc.	52,342	4,621,275
ASML Holding NV	6,280	2,945,864
GLOBALFOUNDRIES, Inc.(1)	22,030	1,249,101
NVIDIA Corp.	48,772	6,582,757
		23,350,810

	Shares/ Principal Amount	Value
Software — 5.5%
Adobe, Inc.(1)	3,782	$1,204,567
Cadence Design Systems, Inc.(1)	14,549	2,202,573
Microsoft Corp.	158,838	36,871,065
Salesforce, Inc.(1)	21,021	3,417,804
ServiceNow, Inc.(1)	3,182	1,338,795
Workday, Inc., Class A(1)	6,793	1,058,485
		46,093,289
Specialty Retail — 1.9%
Home Depot, Inc.	30,425	9,009,755
TJX Cos., Inc.	71,842	5,179,808
Tractor Supply Co.	8,742	1,921,230
		16,110,793
Technology Hardware, Storage and Peripherals — 3.0%
Apple, Inc.	164,653	25,247,891
Textiles, Apparel and Luxury Goods — 0.6%
Deckers Outdoor Corp.(1)	6,235	2,181,813
NIKE, Inc., Class B	29,094	2,696,432
		4,878,245
TOTAL COMMON STOCKS (Cost $469,103,524)		513,187,229
U.S. TREASURY SECURITIES — 11.4%
U.S. Treasury Bonds, 5.00%, 5/15/37	$200,000	217,480
U.S. Treasury Bonds, 4.625%, 2/15/40	1,300,000	1,352,508
U.S. Treasury Bonds, 1.375%, 11/15/40	200,000	123,641
U.S. Treasury Bonds, 2.25%, 5/15/41	500,000	360,771
U.S. Treasury Bonds, 4.375%, 5/15/41	1,400,000	1,403,254
U.S. Treasury Bonds, 3.75%, 8/15/41	300,000	275,232
U.S. Treasury Bonds, 2.00%, 11/15/41	1,800,000	1,227,937
U.S. Treasury Bonds, 3.125%, 11/15/41	1,000,000	830,391
U.S. Treasury Bonds, 3.00%, 5/15/42	1,400,000	1,135,477
U.S. Treasury Bonds, 3.25%, 5/15/42	3,200,000	2,706,500
U.S. Treasury Bonds, 3.375%, 8/15/42	3,500,000	3,020,391
U.S. Treasury Bonds, 2.75%, 11/15/42	1,700,000	1,310,992
U.S. Treasury Bonds, 2.875%, 5/15/43	1,300,000	1,019,992
U.S. Treasury Bonds, 3.75%, 11/15/43	600,000	542,156
U.S. Treasury Bonds, 3.125%, 8/15/44	500,000	405,195
U.S. Treasury Bonds, 3.00%, 11/15/44	600,000	474,973
U.S. Treasury Bonds, 2.50%, 2/15/45	1,500,000	1,080,352
U.S. Treasury Bonds, 3.00%, 2/15/48	300,000	237,012
U.S. Treasury Bonds, 3.375%, 11/15/48	1,460,000	1,247,986
U.S. Treasury Bonds, 2.875%, 5/15/49	800,000	623,453
U.S. Treasury Bonds, 2.25%, 8/15/49	1,500,000	1,020,498
U.S. Treasury Bonds, 2.375%, 11/15/49	2,400,000	1,678,969
U.S. Treasury Bonds, 2.375%, 5/15/51	2,400,000	1,662,891
U.S. Treasury Bonds, 2.00%, 8/15/51	1,500,000	945,527
U.S. Treasury Bonds, 1.875%, 11/15/51	63,000	38,402
U.S. Treasury Bonds, 2.25%, 2/15/52	300,000	201,281
U.S. Treasury Bonds, 2.875%, 5/15/52	2,400,000	1,863,375
U.S. Treasury Notes, 1.50%, 2/15/25(2)	1,500,000	1,402,793
U.S. Treasury Notes, 1.75%, 3/15/25	7,000,000	6,576,992
U.S. Treasury Notes, 2.875%, 6/15/25	2,500,000	2,403,516

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 2.75%, 6/30/25	$2,400,000	$2,299,687
U.S. Treasury Notes, 3.00%, 7/15/25	4,500,000	4,334,678
U.S. Treasury Notes, 0.25%, 8/31/25	4,000,000	3,558,594
U.S. Treasury Notes, 3.50%, 9/15/25	4,200,000	4,094,672
U.S. Treasury Notes, 4.25%, 10/15/25	700,000	696,336
U.S. Treasury Notes, 2.625%, 12/31/25	200,000	189,477
U.S. Treasury Notes, 1.625%, 10/31/26	100,000	90,078
U.S. Treasury Notes, 1.75%, 12/31/26	700,000	632,270
U.S. Treasury Notes, 1.875%, 2/28/27	3,000,000	2,714,648
U.S. Treasury Notes, 2.75%, 4/30/27	1,000,000	937,266
U.S. Treasury Notes, 2.625%, 5/31/27	11,000,000	10,254,922
U.S. Treasury Notes, 4.125%, 9/30/27	2,400,000	2,387,156
U.S. Treasury Notes, 0.625%, 12/31/27	3,500,000	2,915,801
U.S. Treasury Notes, 1.125%, 2/29/28	1,000,000	851,328
U.S. Treasury Notes, 1.25%, 3/31/28	1,700,000	1,453,633
U.S. Treasury Notes, 1.25%, 4/30/28	3,600,000	3,071,672
U.S. Treasury Notes, 1.875%, 2/28/29	1,500,000	1,305,527
U.S. Treasury Notes, 2.875%, 4/30/29	2,500,000	2,309,277
U.S. Treasury Notes, 3.25%, 6/30/29	1,300,000	1,227,789
U.S. Treasury Notes, 2.625%, 7/31/29	1,000,000	908,066
U.S. Treasury Notes, 3.125%, 8/31/29	2,700,000	2,530,617
U.S. Treasury Notes, 3.875%, 9/30/29	2,500,000	2,455,859
U.S. Treasury Notes, 2.875%, 5/15/32	6,600,000	5,981,250
U.S. Treasury Notes, 2.75%, 8/15/32	500,000	447,500
TOTAL U.S. TREASURY SECURITIES (Cost $105,860,674)		95,038,040
CORPORATE BONDS — 9.6%
Aerospace and Defense — 0.1%
Lockheed Martin Corp., 5.25%, 1/15/33	191,000	191,727
Raytheon Technologies Corp., 4.125%, 11/16/28	570,000	531,071
Raytheon Technologies Corp., 3.125%, 7/1/50	200,000	131,756
		854,554
Air Freight and Logistics†
GXO Logistics, Inc., 2.65%, 7/15/31	335,000	239,501
Airlines — 0.1%
British Airways 2021-1 Class A Pass Through Trust, 2.90%, 9/15/36(3)	95,301	76,193
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(3)	318,000	296,043
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(3)	621,907	615,632
		987,868
Auto Components†
Aptiv PLC, 3.10%, 12/1/51	290,000	162,223
Automobiles — 0.2%
General Motors Co., 5.15%, 4/1/38	191,000	155,737
General Motors Financial Co., Inc., 2.75%, 6/20/25	780,000	718,150
General Motors Financial Co., Inc., 2.40%, 10/15/28	315,000	248,510
Toyota Motor Credit Corp., 1.90%, 4/6/28	420,000	355,666
		1,478,063
Banks — 1.4%
Banco Santander SA, VRN, 1.72%, 9/14/27	400,000	326,711
Banco Santander SA, VRN, 4.18%, 3/24/28	200,000	176,440

	Shares/ Principal Amount	Value
Bank of America Corp., VRN, 3.38%, 4/2/26	$400,000	$376,001
Bank of America Corp., VRN, 2.55%, 2/4/28	51,000	44,162
Bank of America Corp., VRN, 3.42%, 12/20/28	1,512,000	1,335,803
Bank of America Corp., VRN, 2.88%, 10/22/30	701,000	571,530
Bank of America Corp., VRN, 4.57%, 4/27/33	200,000	177,518
Bank of America Corp., VRN, 5.02%, 7/22/33	248,000	227,723
Bank of America Corp., VRN, 2.48%, 9/21/36	345,000	246,923
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(3)	129,000	105,009
Citigroup, Inc., VRN, 0.78%, 10/30/24	89,000	84,168
Citigroup, Inc., VRN, 3.07%, 2/24/28	481,000	424,422
Citigroup, Inc., VRN, 3.67%, 7/24/28	100,000	89,774
Citigroup, Inc., VRN, 3.52%, 10/27/28	514,000	456,202
Citigroup, Inc., VRN, 3.79%, 3/17/33	110,000	91,256
Commonwealth Bank of Australia, VRN, 3.61%, 9/12/34(3)	440,000	353,985
FNB Corp., 2.20%, 2/24/23	460,000	454,897
HSBC Holdings PLC, VRN, 0.73%, 8/17/24	320,000	303,492
HSBC Holdings PLC, VRN, 7.39%, 11/3/28(4)	315,000	315,486
HSBC Holdings PLC, VRN, 2.80%, 5/24/32	280,000	200,886
HSBC Holdings PLC, VRN, 5.40%, 8/11/33	200,000	173,681
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	315,000	271,106
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28	770,000	678,104
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	642,000	519,410
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	1,178,000	930,231
National Australia Bank Ltd., 2.33%, 8/21/30(3)	278,000	201,968
Royal Bank of Canada, 6.00%, 11/1/27	465,000	467,983
Toronto-Dominion Bank, 2.00%, 9/10/31	279,000	207,093
Toronto-Dominion Bank, 2.45%, 1/12/32	290,000	220,333
Toronto-Dominion Bank, 4.46%, 6/8/32	163,000	146,658
Truist Financial Corp., VRN, 4.12%, 6/6/28	148,000	137,000
US Bancorp, VRN, 5.85%, 10/21/33	305,000	304,240
Wells Fargo & Co., VRN, 4.54%, 8/15/26	220,000	211,768
Wells Fargo & Co., VRN, 3.35%, 3/2/33	234,000	188,860
Wells Fargo & Co., VRN, 3.07%, 4/30/41	605,000	410,943
Wells Fargo & Co., VRN, 4.61%, 4/25/53	171,000	136,648
		11,568,414
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	500,000	429,479
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	630,000	613,329
Keurig Dr Pepper, Inc., 4.05%, 4/15/32	175,000	153,417
PepsiCo, Inc., 3.90%, 7/18/32	131,000	121,444
		1,317,669
Biotechnology — 0.3%
AbbVie, Inc., 3.20%, 11/21/29	770,000	673,657
AbbVie, Inc., 4.40%, 11/6/42	515,000	421,386
Amgen, Inc., 4.05%, 8/18/29	820,000	757,630
CSL Finance PLC, 4.25%, 4/27/32(3)	257,000	232,627
		2,085,300
Building Products†
Fortune Brands Home & Security, Inc., 4.50%, 3/25/52	180,000	119,092
Capital Markets — 1.0%
Bank of New York Mellon Corp., VRN, 5.83%, 10/25/33	330,000	330,744

	Shares/ Principal Amount	Value
CME Group, Inc., 2.65%, 3/15/32	$435,000	$350,401
Deutsche Bank AG, 5.37%, 9/9/27	475,000	450,827
Deutsche Bank AG, VRN, 4.30%, 5/24/28	200,000	183,069
FS KKR Capital Corp., 4.25%, 2/14/25(3)	121,000	112,335
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	580,000	548,290
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	714,000	607,108
Goldman Sachs Group, Inc., VRN, 2.64%, 2/24/28	710,000	614,180
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	94,000	83,482
Goldman Sachs Group, Inc., VRN, 3.10%, 2/24/33	200,000	156,844
Golub Capital BDC, Inc., 2.50%, 8/24/26	168,000	139,956
Moody's Corp., 2.55%, 8/18/60	275,000	141,338
Morgan Stanley, VRN, 0.53%, 1/25/24	1,163,000	1,145,661
Morgan Stanley, VRN, 1.16%, 10/21/25	699,000	633,803
Morgan Stanley, VRN, 2.63%, 2/18/26	999,000	926,444
Morgan Stanley, VRN, 2.70%, 1/22/31	385,000	308,697
Morgan Stanley, VRN, 2.51%, 10/20/32	285,000	214,857
Morgan Stanley, VRN, 6.34%, 10/18/33	355,000	360,424
Morgan Stanley, VRN, 2.48%, 9/16/36	156,000	110,619
Owl Rock Capital Corp., 3.40%, 7/15/26	72,000	61,408
OWL Rock Core Income Corp., 3.125%, 9/23/26	183,000	153,078
UBS Group AG, VRN, 1.49%, 8/10/27(3)	634,000	522,873
		8,156,438
Chemicals — 0.1%
CF Industries, Inc., 5.15%, 3/15/34	330,000	298,197
CF Industries, Inc., 4.95%, 6/1/43	240,000	192,082
		490,279
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 2.30%, 3/1/30	358,000	293,074
Waste Connections, Inc., 3.20%, 6/1/32	370,000	308,782
Waste Management, Inc., 2.50%, 11/15/50	150,000	87,502
		689,358
Construction and Engineering†
Quanta Services, Inc., 2.35%, 1/15/32	465,000	336,176
Construction Materials†
Eagle Materials, Inc., 2.50%, 7/1/31	310,000	227,919
Martin Marietta Materials, Inc., 2.40%, 7/15/31	195,000	149,628
		377,547
Consumer Finance†
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, 10/29/24	162,000	147,112
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28	172,000	139,077
Avolon Holdings Funding Ltd., 4.375%, 5/1/26(3)	31,000	27,276
		313,465
Containers and Packaging — 0.1%
Sonoco Products Co., 2.25%, 2/1/27	447,000	392,138
WRKCo, Inc., 3.00%, 9/15/24	201,000	190,969
		583,107
Diversified Consumer Services†
Novant Health, Inc., 3.17%, 11/1/51	245,000	156,634
Pepperdine University, 3.30%, 12/1/59	355,000	214,051
		370,685

	Shares/ Principal Amount	Value
Diversified Financial Services — 0.3%
Antares Holdings LP, 2.75%, 1/15/27(3)	$256,000	$202,475
Block Financial LLC, 3.875%, 8/15/30	456,000	383,509
Capital One Financial Corp., VRN, 4.99%, 7/24/26	146,000	140,366
Corebridge Financial, Inc., VRN, 6.875%, 12/15/52(3)	300,000	271,018
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	600,000	530,169
PG&E Energy Recovery Funding LLC, 2.82%, 7/15/48	775,000	511,525
UBS Group AG, VRN, 4.75%, 5/12/28(3)	75,000	68,784
		2,107,846
Diversified Telecommunication Services — 0.3%
AT&T, Inc., 4.35%, 3/1/29	321,000	298,630
AT&T, Inc., 4.50%, 5/15/35	357,000	308,153
AT&T, Inc., 4.90%, 8/15/37	386,000	338,341
AT&T, Inc., 4.55%, 3/9/49	444,000	346,720
AT&T, Inc., 3.55%, 9/15/55	180,000	114,937
Ooredoo International Finance Ltd., 2.625%, 4/8/31(3)	550,000	454,324
Telefonica Emisiones SA, 4.90%, 3/6/48	285,000	203,748
Verizon Communications, Inc., 4.33%, 9/21/28	333,000	312,503
Verizon Communications, Inc., 4.27%, 1/15/36	545,000	458,831
		2,836,187
Electric Utilities — 0.7%
AEP Texas, Inc., 2.10%, 7/1/30	370,000	285,314
Baltimore Gas and Electric Co., 2.25%, 6/15/31	237,000	187,133
Baltimore Gas and Electric Co., 4.55%, 6/1/52	158,000	129,617
CenterPoint Energy Houston Electric LLC, 4.45%, 10/1/32	370,000	347,189
Commonwealth Edison Co., 3.20%, 11/15/49	355,000	236,002
Duke Energy Carolinas LLC, 2.55%, 4/15/31	154,000	124,842
Duke Energy Corp., 2.55%, 6/15/31	180,000	141,226
Duke Energy Corp., 5.00%, 8/15/52	230,000	190,752
Duke Energy Florida LLC, 1.75%, 6/15/30	370,000	285,380
Duke Energy Florida LLC, 3.85%, 11/15/42	220,000	166,166
Duke Energy Progress LLC, 2.00%, 8/15/31	440,000	336,417
Duke Energy Progress LLC, 4.15%, 12/1/44	335,000	261,283
Entergy Arkansas LLC, 2.65%, 6/15/51	180,000	102,366
Exelon Corp., 4.45%, 4/15/46	150,000	117,921
Exelon Corp., 4.10%, 3/15/52(3)	80,000	58,996
Florida Power & Light Co., 2.45%, 2/3/32	231,000	186,163
Florida Power & Light Co., 4.125%, 2/1/42	169,000	137,474
MidAmerican Energy Co., 4.40%, 10/15/44	290,000	238,303
NextEra Energy Capital Holdings, Inc., 5.00%, 7/15/32	345,000	328,172
Northern States Power Co., 3.20%, 4/1/52	240,000	159,695
Pacific Gas and Electric Co., 4.20%, 6/1/41	155,000	109,301
PacifiCorp, 3.30%, 3/15/51	310,000	204,576
PECO Energy Co., 4.375%, 8/15/52	330,000	268,190
Public Service Co. of Colorado, 1.875%, 6/15/31	312,000	241,054
Public Service Electric and Gas Co., 3.10%, 3/15/32	283,000	237,909
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	370,000	272,201
Union Electric Co., 3.90%, 4/1/52	238,000	179,511
Xcel Energy, Inc., 3.40%, 6/1/30	330,000	284,026
Xcel Energy, Inc., 4.60%, 6/1/32	136,000	125,413
		5,942,592

	Shares/ Principal Amount	Value
Energy Equipment and Services†
Schlumberger Investment SA, 2.65%, 6/26/30	$340,000	$284,373
Entertainment — 0.1%
Netflix, Inc., 4.875%, 4/15/28	323,000	307,021
Warnermedia Holdings, Inc., 3.76%, 3/15/27(3)	248,000	220,762
Warnermedia Holdings, Inc., 5.05%, 3/15/42(3)	158,000	115,856
Warnermedia Holdings, Inc., 5.14%, 3/15/52(3)	172,000	120,338
		763,977
Equity Real Estate Investment Trusts (REITs) — 0.3%
Alexandria Real Estate Equities, Inc., 4.50%, 7/30/29	40,000	36,591
American Tower Corp., 3.95%, 3/15/29	355,000	314,515
Broadstone Net Lease LLC, 2.60%, 9/15/31	175,000	126,509
Corporate Office Properties LP, 2.00%, 1/15/29	206,000	153,909
Crown Castle, Inc., 3.65%, 9/1/27	256,000	231,701
EPR Properties, 4.75%, 12/15/26	191,000	164,642
EPR Properties, 4.95%, 4/15/28	241,000	198,087
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	420,000	401,440
National Retail Properties, Inc., 4.80%, 10/15/48	270,000	212,905
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31	201,000	144,076
Realty Income Corp., 5.625%, 10/13/32	278,000	271,943
SBA Tower Trust, 3.45%, 3/15/48(3)	648,000	641,735
		2,898,053
Food and Staples Retailing — 0.1%
Sysco Corp., 5.95%, 4/1/30	464,000	474,531
Food Products — 0.1%
JDE Peet's NV, 2.25%, 9/24/31(3)	475,000	342,979
Kraft Heinz Foods Co., 5.00%, 6/4/42	379,000	328,532
Mondelez International, Inc., 2.75%, 4/13/30	208,000	173,227
		844,738
Health Care Equipment and Supplies — 0.2%
Baxter International, Inc., 1.92%, 2/1/27	510,000	438,742
Baxter International, Inc., 2.54%, 2/1/32	720,000	549,523
Becton Dickinson and Co., 4.30%, 8/22/32	150,000	135,872
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	900,000	830,427
		1,954,564
Health Care Providers and Services — 0.6%
Centene Corp., 2.45%, 7/15/28	560,000	461,446
Centene Corp., 4.625%, 12/15/29	244,000	221,220
Centene Corp., 3.375%, 2/15/30	399,000	332,068
CVS Health Corp., 4.78%, 3/25/38	160,000	139,189
CVS Health Corp., 5.05%, 3/25/48	220,000	187,285
Duke University Health System, Inc., 3.92%, 6/1/47	160,000	121,378
HCA, Inc., 2.375%, 7/15/31	235,000	175,447
Humana, Inc., 2.15%, 2/3/32	1,144,000	861,644
Kaiser Foundation Hospitals, 3.00%, 6/1/51	260,000	161,016
Roche Holdings, Inc., 2.61%, 12/13/51(3)	440,000	275,041
UnitedHealth Group, Inc., 5.35%, 2/15/33	780,000	783,113
UnitedHealth Group, Inc., 5.875%, 2/15/53	250,000	255,497
Universal Health Services, Inc., 1.65%, 9/1/26(3)	427,000	358,181
Universal Health Services, Inc., 2.65%, 10/15/30(3)	330,000	247,224
		4,579,749

	Shares/ Principal Amount	Value
Hotels, Restaurants and Leisure†
Marriott International, Inc., 3.50%, 10/15/32	$212,000	$169,608
Household Durables — 0.1%
D.R. Horton, Inc., 2.50%, 10/15/24	310,000	292,352
Safehold Operating Partnership LP, 2.85%, 1/15/32	338,000	247,464
		539,816
Household Products — 0.1%
Clorox Co., 4.60%, 5/1/32	684,000	635,062
Insurance — 0.1%
American International Group, Inc., 6.25%, 5/1/36	305,000	308,204
Athene Global Funding, 1.99%, 8/19/28(3)	326,000	256,857
Sammons Financial Group, Inc., 4.75%, 4/8/32(3)	167,000	134,034
SBL Holdings, Inc., 5.125%, 11/13/26(3)	254,000	217,538
		916,633
Interactive Media and Services†
Meta Platforms, Inc., 3.85%, 8/15/32(3)	117,000	99,679
Internet and Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.60%, 4/13/32	530,000	475,091
IT Services†
Fiserv, Inc., 2.65%, 6/1/30	345,000	279,511
Life Sciences Tools and Services — 0.1%
Danaher Corp., 2.80%, 12/10/51	320,000	199,617
Illumina, Inc., 2.55%, 3/23/31	413,000	315,647
		515,264
Machinery — 0.1%
John Deere Capital Corp., 4.85%, 10/11/29	150,000	147,620
John Deere Capital Corp., 4.35%, 9/15/32	460,000	432,445
		580,065
Media — 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	275,000	203,304
Comcast Corp., 5.50%, 11/15/32(4)	155,000	154,442
Comcast Corp., 5.65%, 6/15/35	127,000	124,924
Comcast Corp., 6.50%, 11/15/35	205,000	215,830
Comcast Corp., 3.75%, 4/1/40	440,000	339,478
Comcast Corp., 2.94%, 11/1/56	285,000	165,200
Paramount Global, 4.95%, 1/15/31	175,000	152,945
Paramount Global, 4.375%, 3/15/43	145,000	97,843
Time Warner Cable LLC, 4.50%, 9/15/42	440,000	301,174
		1,755,140
Metals and Mining — 0.1%
Glencore Funding LLC, 2.625%, 9/23/31(3)	440,000	330,412
Nucor Corp., 3.125%, 4/1/32	207,000	167,953
South32 Treasury Ltd., 4.35%, 4/14/32(3)	340,000	284,971
		783,336
Multi-Utilities — 0.2%
Ameren Corp., 3.50%, 1/15/31	430,000	365,458
Ameren Illinois Co., 3.85%, 9/1/32	177,000	157,571
CenterPoint Energy, Inc., 2.65%, 6/1/31	285,000	226,008
Dominion Energy, Inc., 4.90%, 8/1/41	270,000	228,493
Dominion Energy, Inc., 4.85%, 8/15/52	220,000	181,079
Sempra Energy, 3.25%, 6/15/27	180,000	162,916

	Shares/ Principal Amount	Value
WEC Energy Group, Inc., 1.375%, 10/15/27	$490,000	$402,862
		1,724,387
Multiline Retail — 0.1%
Target Corp., 4.50%, 9/15/32	403,000	380,493
Target Corp., 3.90%, 11/15/47	30,000	23,312
		403,805
Oil, Gas and Consumable Fuels — 0.8%
Aker BP ASA, 3.75%, 1/15/30(3)	440,000	374,699
Aker BP ASA, 4.00%, 1/15/31(3)	160,000	135,863
BP Capital Markets America, Inc., 3.06%, 6/17/41	250,000	175,256
Cenovus Energy, Inc., 2.65%, 1/15/32	280,000	216,234
Continental Resources, Inc., 2.27%, 11/15/26(3)	310,000	264,241
Diamondback Energy, Inc., 6.25%, 3/15/33	320,000	321,619
Enbridge, Inc., 3.40%, 8/1/51	130,000	84,369
Energy Transfer LP, 3.60%, 2/1/23	160,000	159,403
Energy Transfer LP, 4.25%, 3/15/23	370,000	368,124
Energy Transfer LP, 3.75%, 5/15/30	400,000	340,451
Energy Transfer LP, 4.90%, 3/15/35	270,000	225,235
Enterprise Products Operating LLC, 4.85%, 3/15/44	460,000	379,088
Enterprise Products Operating LLC, 3.30%, 2/15/53	220,000	138,027
Equinor ASA, 3.25%, 11/18/49	230,000	159,280
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(3)	869,877	655,203
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	250,000	236,979
MPLX LP, 2.65%, 8/15/30	300,000	236,506
Petroleos Mexicanos, 3.50%, 1/30/23	300,000	297,856
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	34,807
SA Global Sukuk Ltd., 2.69%, 6/17/31(3)	1,000,000	820,253
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	520,000	518,116
Shell International Finance BV, 2.375%, 11/7/29	320,000	270,063
		6,411,672
Paper and Forest Products†
Georgia-Pacific LLC, 2.10%, 4/30/27(3)	370,000	325,343
Personal Products†
GSK Consumer Healthcare Capital US LLC, 4.00%, 3/24/52(3)	275,000	197,652
Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co., 2.95%, 3/15/32	427,000	361,649
Bristol-Myers Squibb Co., 2.55%, 11/13/50	337,000	202,483
Merck & Co., Inc., 1.70%, 6/10/27	330,000	287,747
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	840,000	765,719
Viatris, Inc., 4.00%, 6/22/50	91,000	52,900
		1,670,498
Real Estate Management and Development†
Essential Properties LP, 2.95%, 7/15/31	316,000	225,163
Road and Rail — 0.2%
Ashtead Capital, Inc., 5.50%, 8/11/32(3)	304,000	275,209
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	300,000	239,976
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	200,000	136,813
CSX Corp., 4.10%, 11/15/32	270,000	243,303
DAE Funding LLC, 1.55%, 8/1/24(3)	195,000	176,966
Norfolk Southern Corp., 4.55%, 6/1/53	200,000	163,073
Union Pacific Corp., 3.55%, 8/15/39	450,000	350,520
		1,585,860

	Shares/ Principal Amount	Value
Semiconductors and Semiconductor Equipment — 0.1%
Broadcom, Inc., 4.00%, 4/15/29(3)	$273,000	$239,707
Broadcom, Inc., 4.93%, 5/15/37(3)	295,000	243,722
Intel Corp., 4.90%, 8/5/52	220,000	181,773
Intel Corp., 3.20%, 8/12/61	443,000	256,002
Micron Technology, Inc., 6.75%, 11/1/29	200,000	200,316
		1,121,520
Software — 0.1%
Oracle Corp., 3.90%, 5/15/35	165,000	127,926
Oracle Corp., 3.85%, 7/15/36	122,000	91,484
Oracle Corp., 3.60%, 4/1/40	395,000	267,910
		487,320
Specialty Retail — 0.3%
Dick's Sporting Goods, Inc., 3.15%, 1/15/32	495,000	376,294
Home Depot, Inc., 4.50%, 9/15/32	680,000	645,167
Home Depot, Inc., 3.90%, 6/15/47	710,000	545,419
Lowe's Cos., Inc., 2.625%, 4/1/31	690,000	553,069
Lowe's Cos., Inc., 4.25%, 4/1/52	710,000	528,818
O'Reilly Automotive, Inc., 4.70%, 6/15/32	253,000	236,830
		2,885,597
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 3.25%, 8/8/29	645,000	586,770
Dell International LLC / EMC Corp., 8.10%, 7/15/36	111,000	117,776
		704,546
Trading Companies and Distributors†
Aircastle Ltd., 5.25%, 8/11/25(3)	221,000	206,859
Water Utilities — 0.1%
American Water Capital Corp., 4.45%, 6/1/32	480,000	442,921
Essential Utilities, Inc., 2.70%, 4/15/30	380,000	309,095
		752,016
Wireless Telecommunication Services — 0.2%
T-Mobile USA, Inc., 4.75%, 2/1/28	844,000	800,112
T-Mobile USA, Inc., 3.375%, 4/15/29	625,000	541,941
T-Mobile USA, Inc., 4.375%, 4/15/40	280,000	228,576
Vodafone Group PLC, VRN, 4.125%, 6/4/81	465,000	330,964
		1,901,593
TOTAL CORPORATE BONDS (Cost $95,143,632)		80,169,385
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 8.7%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 3.04%, (1-year H15T1Y plus 2.25%), 9/1/35	61,092	61,938
FHLMC, VRN, 3.25%, (12-month LIBOR plus 1.87%), 7/1/36	16,075	16,195
FHLMC, VRN, 4.08%, (1-year H15T1Y plus 2.14%), 10/1/36	60,379	61,504
FHLMC, VRN, 3.06%, (1-year H15T1Y plus 2.26%), 4/1/37	66,531	67,320
FHLMC, VRN, 3.67%, (12-month LIBOR plus 1.87%), 7/1/41	40,639	41,110
FHLMC, VRN, 2.95%, (12-month LIBOR plus 1.63%), 1/1/44	67,082	66,497
FHLMC, VRN, 3.54%, (12-month LIBOR plus 1.60%), 6/1/45	32,719	32,721
FHLMC, VRN, 3.77%, (12-month LIBOR plus 1.63%), 8/1/46	89,583	89,551
FHLMC, VRN, 3.11%, (12-month LIBOR plus 1.64%), 9/1/47	159,764	156,518
FNMA, VRN, 3.18%, (6-month LIBOR plus 1.57%), 6/1/35	31,167	31,805
FNMA, VRN, 3.29%, (6-month LIBOR plus 1.57%), 6/1/35	28,444	29,026
FNMA, VRN, 3.51%, (1-year H15T1Y plus 2.15%), 3/1/38	60,173	61,227

	Shares/ Principal Amount	Value
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	$106,526	$101,019
FNMA, VRN, 3.12%, (12-month LIBOR plus 1.61%), 4/1/47	57,484	54,597
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.62%), 5/1/47	86,561	85,015
		956,043
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 8.6%
FHLMC, 2.50%, 3/1/42	1,511,781	1,278,306
FHLMC, 3.00%, 1/1/50	1,760,759	1,508,670
FHLMC, 3.50%, 5/1/50	322,357	286,376
FHLMC, 2.50%, 5/1/51	2,117,481	1,752,432
FHLMC, 3.50%, 5/1/51	2,090,193	1,860,672
FHLMC, 3.00%, 7/1/51	1,155,245	997,426
FHLMC, 3.00%, 7/1/51	812,081	694,495
FHLMC, 2.00%, 8/1/51	1,733,733	1,373,555
FHLMC, 2.50%, 8/1/51	1,921,606	1,581,791
FHLMC, 4.00%, 8/1/51	770,293	707,621
FHLMC, 2.50%, 10/1/51	1,040,145	860,676
FHLMC, 3.00%, 12/1/51	1,207,430	1,032,044
FHLMC, 3.50%, 5/1/52	1,456,513	1,287,088
FHLMC, 4.00%, 5/1/52	1,276,182	1,162,986
FHLMC, 4.00%, 5/1/52	1,655,425	1,508,354
FHLMC, 5.00%, 7/1/52	758,971	737,342
UMBS, 6.00%, TBA	3,617,000	3,635,478
FNMA, 3.50%, 3/1/34	109,988	103,832
FNMA, 2.00%, 5/1/36	976,529	859,737
FNMA, 2.00%, 6/1/36	3,227,211	2,841,167
FNMA, 2.00%, 1/1/37	1,245,470	1,096,509
FNMA, 2.00%, 1/1/37	486,474	427,089
FNMA, 4.50%, 9/1/41	145,152	140,187
FNMA, 2.50%, 3/1/42	1,420,702	1,201,295
FNMA, 3.50%, 5/1/42	693,710	630,065
FNMA, 2.50%, 6/1/42	1,198,596	1,013,604
FNMA, 3.50%, 6/1/42	235,554	213,941
FNMA, 3.00%, 6/1/50	2,328,201	1,995,522
FNMA, 3.00%, 6/1/51	153,401	132,887
FNMA, 2.50%, 12/1/51	1,375,057	1,130,750
FNMA, 2.50%, 12/1/51	1,168,713	961,741
FNMA, 3.00%, 2/1/52	1,192,653	1,019,756
FNMA, 2.00%, 3/1/52	3,110,408	2,471,553
FNMA, 2.50%, 3/1/52	1,450,908	1,195,263
FNMA, 3.00%, 3/1/52	2,544,066	2,183,976
FNMA, 3.50%, 4/1/52	778,398	685,779
FNMA, 4.00%, 4/1/52	1,554,671	1,420,841
FNMA, 4.00%, 4/1/52	521,908	476,243
FNMA, 4.00%, 4/1/52	736,465	672,336
FNMA, 3.00%, 5/1/52	1,233,146	1,061,484
FNMA, 3.50%, 5/1/52	1,856,070	1,652,155
FNMA, 3.00%, 6/1/52	551,969	475,128
FNMA, 4.50%, 7/1/52	1,588,057	1,493,669
FNMA, 5.00%, 8/1/52	3,607,351	3,488,490
FNMA, 5.00%, 9/1/52	1,054,975	1,022,192
FNMA, 5.00%, 10/1/52	1,682,000	1,625,996

	Shares/ Principal Amount	Value
FNMA, 5.50%, 10/1/52	$1,797,884	$1,777,576
GNMA, 7.00%, 4/20/26	8,884	8,999
GNMA, 7.50%, 8/15/26	5,971	6,075
GNMA, 7.00%, 5/15/31	17,436	18,094
GNMA, 5.50%, 11/15/32	41,863	43,800
GNMA, 4.50%, 6/15/41	156,649	153,296
GNMA, 3.50%, 6/20/42	272,180	250,538
GNMA, 3.50%, 3/15/46	1,275,075	1,173,764
GNMA, 3.00%, 4/20/50	586,246	516,316
GNMA, 3.00%, 5/20/50	597,527	525,943
GNMA, 3.00%, 6/20/50	894,669	790,489
GNMA, 3.00%, 7/20/50	1,578,612	1,388,683
GNMA, 2.00%, 10/20/50	4,811,655	3,983,951
GNMA, 2.50%, 11/20/50	2,103,364	1,771,863
GNMA, 2.50%, 2/20/51	1,494,661	1,272,944
GNMA, 3.50%, 6/20/51	1,030,619	933,589
GNMA, 2.50%, 9/20/51	1,264,313	1,075,761
		71,650,180
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $78,739,724)		72,606,223
COLLATERALIZED LOAN OBLIGATIONS — 2.6%
ABPCI Direct Lending Fund CLO IV Ltd., Series 2017-2A, Class BR, VRN, 6.26%, (3-month LIBOR plus 1.90%), 10/27/33(3)	600,000	548,915
AIMCO CLO Ltd., Series 2019-10A, Class BR, VRN, 5.92%, (3-month LIBOR plus 1.60%), 7/22/32(3)	740,000	687,898
Arbor Realty Commercial Real Estate Notes Ltd., Series 2019-FL2, Class A, VRN, 4.69%, (1-month SOFR plus 1.31%), 9/15/34(3)	526,849	523,335
ARES LII CLO Ltd., Series 2019-52A, Class BR, VRN, 5.97%, (3-month LIBOR plus 1.65%), 4/22/31(3)	550,000	510,727
Ares XL CLO Ltd., Series 2016-40A, Class BRR, VRN, 5.88%, (3-month LIBOR plus 1.80%), 1/15/29(3)	500,000	467,042
BDS Ltd., Series 2021-FL7, Class C, VRN, 5.14%, (1-month LIBOR plus 1.70%), 6/16/36(3)	1,125,000	1,070,856
BDS Ltd., Series 2021-FL8, Class C, VRN, 4.99%, (1-month LIBOR plus 1.55%), 1/18/36(3)	500,000	471,920
BDS Ltd., Series 2021-FL8, Class D, VRN, 5.34%, (1-month LIBOR plus 1.90%), 1/18/36(3)	400,000	376,407
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 5.26%, (3-month LIBOR plus 1.02%), 4/20/31(3)	575,000	560,175
BXMT Ltd., Series 2020-FL2, Class C, VRN, 5.14%, (1-month SOFR plus 1.76%), 2/15/38(3)	1,090,000	1,039,000
Canyon Capital CLO Ltd., Series 2017-1A, Class BR, VRN, 5.68%, (3-month LIBOR plus 1.60%), 7/15/30(3)	350,000	329,338
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 5.11%, (3-month LIBOR plus 2.20%), 8/14/30(3)	450,000	423,259
CarVal CLO III Ltd., Series 2019-2A, Class BR, VRN, 5.84%, (3-month LIBOR plus 1.60%), 7/20/32(3)	500,000	474,694
Cedar Funding X CLO Ltd., Series 2019-10A, Class BR, VRN, 5.84%, (3-month LIBOR plus 1.60%), 10/20/32(3)	450,000	417,441
Cerberus Loan Funding XXXIII LP, Series 2021-3A, Class A, VRN, 5.64%, (3-month LIBOR plus 1.56%), 7/23/33(3)	800,000	762,351
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 5.48%, (3-month LIBOR plus 1.40%), 11/22/33(3)	375,251	372,353
CFIP CLO Ltd., Series 2014-1A, Class AR, VRN, 5.26%, (3-month LIBOR plus 1.32%), 7/13/29(3)	474,830	469,078

	Shares/ Principal Amount	Value
FS Rialto Issuer LLC, Series 2022-FL6, Class A SEQ, VRN, 6.05%, (1-month SOFR plus 2.58%), 8/17/37(3)	$566,000	$560,598
KKR CLO Ltd., Series 2018, Class BR, VRN, 5.79%, (3-month LIBOR plus 1.60%), 7/18/30(3)	575,000	548,826
KKR CLO Ltd., Series 2022A, Class A, VRN, 5.39%, (3-month LIBOR plus 1.15%), 7/20/31(3)	450,000	436,850
KKR CLO Ltd., Series 2030A, Class BR, VRN, 5.68%, (3-month LIBOR plus 1.60%), 10/17/31(3)	725,000	679,096
KREF Ltd., Series 2021-FL2, Class B, VRN, 5.06%, (1-month LIBOR plus 1.65%), 2/15/39(3)	800,000	747,078
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR, VRN, 5.73%, (3-month LIBOR plus 1.65%), 7/15/33(3)	1,075,000	1,007,819
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 4.89%, (1-month LIBOR plus 1.45%), 10/16/36(3)	1,075,000	1,028,845
Octagon Investment Partners XV Ltd., Series 2013-1A, Class BRR, VRN, 5.73%, (3-month LIBOR plus 1.50%), 7/19/30(3)	800,000	751,803
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, VRN, 5.76%, (3-month SOFR plus 1.90%), 10/15/30(3)	550,000	529,230
Parallel Ltd., Series 2019-1A, Class BR, VRN, 6.04%, (3-month LIBOR plus 1.80%), 7/20/32(3)	825,000	768,394
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class BR, VRN, 6.34%, (3-month LIBOR plus 2.10%), 10/20/31(3)	750,000	684,322
PFP Ltd., Series 2021-8, Class C, VRN, 5.21%, (1-month LIBOR plus 1.80%), 8/9/37(3)	807,000	776,201
Sound Point CLO XXII Ltd., Series 2019-1A, Class BR, VRN, 5.94%, (3-month LIBOR plus 1.70%), 1/20/32(3)	750,000	697,444
TCW CLO Ltd., Series 2018-1A, Class BR, VRN, 6.01%, (3-month LIBOR plus 1.65%), 4/25/31(3)	725,000	685,954
THL Credit Wind River CLO Ltd., Series 2013-2A, Class BR2, VRN, 5.76%, (3-month LIBOR plus 1.57%), 10/18/30(3)	1,150,000	1,088,790
TSTAT Ltd., Series 2022-1A, Class B, VRN, 5.82%, (3-month SOFR plus 3.27%), 7/20/31(3)	500,000	495,429
Wellfleet CLO Ltd., Series 2022-1A, Class B1, VRN, 6.21%, (3-month SOFR plus 2.35%), 4/15/34(3)	400,000	378,900
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $22,503,196)		21,370,368
ASSET-BACKED SECURITIES — 2.5%
Aaset Trust, Series 2021-2A, Class A SEQ, 2.80%, 1/15/47(3)	1,496,490	1,169,159
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(3)	642,000	533,958
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I SEQ, 4.19%, 6/5/49(3)	826,650	780,857
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2II SEQ, 4.72%, 6/5/49(3)	878,130	787,955
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(3)	783,666	627,223
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A SEQ, 2.74%, 8/15/41(3)	564,759	489,924
Clsec Holdings 22t LLC, Series 2021-1, Class B, 3.46%, 5/11/37(3)	1,506,361	1,269,939
Credit Acceptance Auto Loan Trust, Series 2022-3A, Class B, 7.52%, 12/15/32(3)(4)	700,000	699,893
DI Issuer LLC, Series 2021-1A, Class A2 SEQ, 3.72%, 9/15/51(3)	1,900,000	1,656,790
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2 SEQ, 4.25%, 3/25/52(3)	943,260	846,946
FirstKey Homes Trust, Series 2021-SFR1, Class D, 2.19%, 8/17/38(3)	950,000	782,380
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(3)	1,100,000	905,328

	Shares/ Principal Amount	Value
Flexential Issuer, Series 2021-1A, Class A2 SEQ, 3.25%, 11/27/51(3)	$1,150,000	$985,109
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(3)	340,821	309,688
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(3)	636,966	514,952
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(3)	447,579	391,325
J.G. Wentworth XL LLC, Series 2017-3A, Class B, 5.43%, 2/15/69(3)	88,326	83,691
J.G. Wentworth XLII LLC, Series 2018-2A, Class B, 4.70%, 10/15/77(3)	550,000	477,062
J.G. Wentworth XXXIX LLC, Series 2017-2A, Class B, 5.09%, 9/17/74(3)	164,160	148,292
J.G. Wentworth XXXVIII LLC, Series 2017-1A, Class B, 5.43%, 8/15/62(3)	198,191	183,418
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A SEQ, 2.64%, 10/15/46(3)	1,128,018	902,315
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(3)	1,515,013	1,215,076
Navigator Aircraft ABS Ltd., Series 2021-1, Class A SEQ, 2.77%, 11/15/46(3)	1,125,000	928,628
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1 SEQ, 1.91%, 10/20/61(3)	1,095,000	919,393
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(3)	1,925,000	1,564,274
Progress Residential Trust, Series 2021-SFR3, Class C, 2.09%, 5/17/26(3)	500,000	423,416
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(3)	450,000	369,466
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(3)	251,433	229,307
Slam Ltd., Series 2021-1A, Class A SEQ, 2.43%, 6/15/46(3)	604,105	494,777
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(3)	195,344	188,214
TOTAL ASSET-BACKED SECURITIES (Cost $24,789,061)		20,878,755
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6%
Private Sponsor Collateralized Mortgage Obligations — 1.3%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	3,254	2,844
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.42%, 3/25/35	78,097	76,702
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.59%, 6/25/34	56,236	53,524
Bellemeade Re Ltd., Series 2019-3A, Class B1, VRN, 6.09%, (1-month LIBOR plus 2.50%), 7/25/29(3)	400,000	393,791
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 5.54%, (1-month LIBOR plus 1.95%), 7/25/29(3)	360,000	356,005
Bellemeade Re Ltd., Series 2020-2A, Class M1C, VRN, 7.59%, (1-month LIBOR plus 4.00%), 8/26/30(3)	56,584	56,649
Chase Mortgage Finance Corp., Series 2021-CL1, Class M1, VRN, 4.20%, (30-day average SOFR plus 1.20%), 2/25/50(3)	346,616	295,334
CHNGE Mortgage Trust, Series 2022-1 Class A1 SEQ, VRN, 3.01%, 1/25/67(3)	715,190	636,815
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.71%, 8/25/34	170,824	163,761
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	1,083	964
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A2 SEQ, VRN, 1.38%, 2/25/66(3)	295,210	250,476

	Shares/ Principal Amount	Value
Credit Suisse Mortgage Trust, Series 2021-RPL3, Class A1 SEQ, VRN, 2.00%, 1/25/60(3)	$395,715	$342,536
Credit Suisse Mortgage Trust, Series 2022-NQM2, Class A3 SEQ, VRN, 4.00%, 2/25/67(3)	600,000	452,485
Deephaven Residential Mortgage Trust, Series 2020-2, Class M1, VRN, 4.11%, 5/25/65(3)	525,000	486,857
Deephaven Residential Mortgage Trust, Series 2021-3, Class A3, VRN, 1.55%, 8/25/66(3)	288,015	230,848
Eagle RE Ltd., Series 2021-1, Class M1C, VRN, 5.70%, (30-day average SOFR plus 2.70%), 10/25/33(3)	525,000	522,327
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 4.01%, 10/25/34	68,912	68,058
GCAT Trust, Series 2021-CM2, Class A1 SEQ, VRN, 2.35%, 8/25/66(3)	1,098,548	1,025,663
GCAT Trust, Series 2021-NQM1, Class A3 SEQ, VRN, 1.15%, 1/25/66(3)	244,610	205,031
GSR Mortgage Loan Trust, Series 2004-5, Class 3A3, VRN, 2.78%, 5/25/34	39,587	36,544
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.16%, 6/25/34	16,932	15,103
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.46%, 1/25/35	47,932	45,226
Home RE Ltd., Series 2021-1, Class M1B, VRN, 5.14%, (1-month LIBOR plus 1.55%), 7/25/33(3)	303,969	302,054
Home RE Ltd., Series 2022-1, Class M1A, VRN, 5.85%, (30-day average SOFR plus 2.85%), 10/25/34(3)	425,000	415,745
JP Morgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.45%, 1/25/47(3)	129,998	111,564
JP Morgan Mortgage Trust, Series 2020-3, Class A15, VRN, 3.50%, 8/25/50(3)	188,009	163,005
JP Morgan Mortgage Trust, Series 2022-4, Class A3, VRN, 3.00%, 10/25/52(3)	386,747	311,252
JP Morgan Mortgage Trust, Series 2022-LTV1, Class A3 SEQ, VRN, 3.52%, 7/25/52(3)	605,848	472,977
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.88%, 11/21/34	68,851	63,976
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.00%, 11/25/35	33,281	31,297
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.77%, 2/25/35	67,016	62,667
MFA Trust, Series 2021-INV2, Class A3 SEQ, VRN, 2.26%, 11/25/56(3)	754,568	600,859
MFA Trust, Series 2022-INV1, Class A1 SEQ, VRN, 3.91%, 4/25/66(3)	469,137	437,919
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, VRN, 4.34%, (1-month LIBOR plus 0.75%), 5/25/55(3)	750,000	735,579
PRMI Securitization Trust, Series 2021-1, Class A5, VRN, 2.50%, 4/25/51(3)	855,646	643,841
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(3)	39,988	36,225
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(3)	446,000	444,408
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.64%, 7/25/34	26,204	25,260
Verus Securitization Trust, Series 2021-R2, Class A2, VRN, 1.12%, 2/25/64(3)	241,349	221,097
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(3)	275,991	253,301
		11,050,569

	Shares/ Principal Amount	Value
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2020-DNA5, Class M2, VRN, 5.80%, (30-day average SOFR plus 2.80%), 10/25/50(3)	$313,679	$313,797
FHLMC, Series 2020-HQA3, Class M2, VRN, 7.19%, (1-month LIBOR plus 3.60%), 7/25/50(3)	3,499	3,499
FNMA, Series 2013-C01, Class M2, VRN, 8.84%, (1-month LIBOR plus 5.25%), 10/25/23	458,104	467,065
FNMA, Series 2014-C02, Class 2M2, VRN, 6.19%, (1-month LIBOR plus 2.60%), 5/25/24	129,005	128,583
FNMA, Series 2014-C04, Class 1M2, VRN, 8.49%, (1-month LIBOR plus 4.90%), 11/25/24	155,099	159,494
FNMA, Series 2015-C04, Class 1M2, VRN, 9.29%, (1-month LIBOR plus 5.70%), 4/25/28	347,593	366,476
FNMA, Series 2015-C04, Class 2M2, VRN, 9.14%, (1-month LIBOR plus 5.55%), 4/25/28	691,849	709,784
FNMA, Series 2017-C03, Class 1M2C, VRN, 6.59%, (1-month LIBOR plus 3.00%), 10/25/29	110,000	109,986
		2,258,684
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,584,624)		13,309,253
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(3)	537,839	401,974
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(3)	775,000	564,327
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 5.81%, (1-month LIBOR plus 2.40%), 9/15/36(3)	1,200,000	1,096,747
ELP Commercial Mortgage Trust, Series 2021-ELP, Class E, VRN, 5.53%, (1-month LIBOR plus 2.12%), 11/15/38(3)	1,497,000	1,373,296
MHP Trust, Series 2022-MHIL, Class D, VRN, 4.99%, (1-month SOFR plus 1.61%), 1/15/27(3)	436,275	404,934
OPG Trust, Series 2021-PORT, Class E, VRN, 4.94%, (1-month LIBOR plus 1.53%), 10/15/36(3)	980,770	890,631
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, VRN, 6.29%, (1-month SOFR plus 2.79%), 11/15/27(3)(4)	794,000	788,038
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,234,029)		5,519,947
MUNICIPAL SECURITIES — 0.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	295,000	332,229
California State University Rev., 2.98%, 11/1/51	500,000	325,675
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	275,000	186,330
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	660,000	507,535
Houston GO, 3.96%, 3/1/47	120,000	96,146
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	105,000	105,262
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	60,000	61,377
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/38	650,000	678,151
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	570,000	387,779
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	130,000	129,923
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	200,000	235,410
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	95,000	108,787
New York City GO, 6.27%, 12/1/37	95,000	101,077
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	330,000	227,518
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	108,035

	Shares/ Principal Amount	Value
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	$50,000	$45,504
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	245,000	149,441
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	300,000	298,113
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	210,000	224,080
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	105,000	108,320
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	120,000	122,921
State of California GO, 4.60%, 4/1/38	355,000	320,385
State of California GO, 7.55%, 4/1/39	100,000	119,961
State of California GO, 7.30%, 10/1/39	160,000	185,009
State of California GO, 7.60%, 11/1/40	80,000	96,899
State of Washington GO, 5.14%, 8/1/40	20,000	19,362
University of California Rev., 3.07%, 5/15/51	330,000	200,216
TOTAL MUNICIPAL SECURITIES (Cost $6,498,325)		5,481,445
U.S. GOVERNMENT AGENCY SECURITIES — 0.3%
FNMA, 0.75%, 10/8/27	2,000,000	1,685,141
FNMA, 6.625%, 11/15/30	400,000	457,528
Tennessee Valley Authority, 1.50%, 9/15/31	300,000	230,118
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $2,770,137)		2,372,787
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.1%
Chile†
Chile Government International Bond, 3.625%, 10/30/42	100,000	70,113
Mexico — 0.1%
Mexico Government International Bond, 4.15%, 3/28/27	600,000	573,563
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50	170,000	156,201
Philippines†
Philippine Government International Bond, 6.375%, 10/23/34	150,000	155,398
Poland†
Republic of Poland Government International Bond, 3.00%, 3/17/23	140,000	139,195
South Africa†
Republic of South Africa Government International Bond, 4.67%, 1/17/24	110,000	108,427
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	120,000	102,050
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,417,271)		1,304,947
EXCHANGE-TRADED FUNDS — 0.1%
SPDR S&P 500 ETF Trust (Cost $958,988)	2,589	999,898
BANK LOAN OBLIGATIONS(5) — 0.1%
Media†
DirecTV Financing, LLC, Term Loan, 8.75%, (1-month LIBOR plus 5.00%), 8/2/27	$21,239	20,294
Pharmaceuticals — 0.1%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 5.38%, (1-month LIBOR plus 1.75%), 3/15/28	496,440	487,134
TOTAL BANK LOAN OBLIGATIONS (Cost $518,206)		507,428

	Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.5%
Money Market Funds — 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $11,996,876)	11,996,876	$11,996,876
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $841,118,267)		844,742,581
OTHER ASSETS AND LIABILITIES — (1.3)%		(10,487,795)
TOTAL NET ASSETS — 100.0%		$834,254,786

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	81,938	USD	80,694	JPMorgan Chase Bank N.A.	12/30/22	$688
EUR	115,301	USD	112,421	JPMorgan Chase Bank N.A.	12/30/22	2,097
EUR	77,935	USD	76,579	JPMorgan Chase Bank N.A.	12/30/22	827
EUR	94,750	USD	92,240	JPMorgan Chase Bank N.A.	12/30/22	1,866
EUR	93,148	USD	92,142	JPMorgan Chase Bank N.A.	12/30/22	374
EUR	67,526	USD	67,376	JPMorgan Chase Bank N.A.	12/30/22	(309)
USD	2,345,629	EUR	2,387,421	JPMorgan Chase Bank N.A.	12/30/22	(25,578)
USD	195,665	EUR	197,239	JPMorgan Chase Bank N.A.	12/30/22	(234)
USD	205,402	EUR	208,449	JPMorgan Chase Bank N.A.	12/30/22	(1,632)
USD	83,405	EUR	84,340	JPMorgan Chase Bank N.A.	12/30/22	(363)
USD	136,935	EUR	136,920	JPMorgan Chase Bank N.A.	12/30/22	945
USD	97,492	EUR	96,351	JPMorgan Chase Bank N.A.	12/30/22	1,796
						$(19,523)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	46	December 2022	$9,401,609	$772
U.S. Treasury 5-Year Notes	21	December 2022	2,238,469	12,311
U.S. Treasury 10-Year Ultra Notes	58	December 2022	6,727,094	(99,816)
U.S. Treasury Long Bonds	5	December 2022	602,500	(5,041)
U.S. Treasury Ultra Bonds	17	December 2022	2,170,156	(59,739)
			$21,139,828	$(151,513)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 38	Buy	(5.00)%	6/20/27	$6,336,000	$(6,110)	$(85,429)	$(91,539)
Markit CDX North America High Yield Index Series 39	Buy	(5.00)%	12/20/27	$3,220,000	14,438	(12,156)	2,282
					$8,328	$(97,585)	$(89,257)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.90%	10/11/23	$1,450,000	$473	$3,088	$3,561
CPURNSA	Receive	2.97%	10/14/23	$2,150,000	479	3,719	4,198
CPURNSA	Receive	2.97%	10/14/23	$2,150,000	478	3,719	4,197
					$1,430	$10,526	$11,956

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,380,348.
(3)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $69,651,871, which represented 8.3% of total net assets.
(4)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(5)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $841,118,267)	$844,742,581
Cash	9,281
Receivable for investments sold	4,634,476
Receivable for capital shares sold	505,744
Receivable for variation margin on swap agreements	64,454
Unrealized appreciation on forward foreign currency exchange contracts	8,593
Interest and dividends receivable	2,490,830
852,455,959

Liabilities
Payable for investments purchased	16,970,977
Payable for capital shares redeemed	442,605
Payable for variation margin on futures contracts	111,352
Unrealized depreciation on forward foreign currency exchange contracts	28,116
Accrued management fees	611,468
Accrued other expenses	36,655
18,201,173

Net Assets	$834,254,786

Net Assets Consist of:
Capital (par value and paid-in surplus)	$876,811,378
Distributable earnings	(42,556,592)
$834,254,786

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$758,467,728	48,603,588	$15.61
I Class, $0.01 Par Value	$74,219,822	4,751,663	$15.62
R5 Class, $0.01 Par Value	$1,567,236	100,362	$15.62

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $28)	$10,173,710
Dividends (net of foreign taxes withheld of $16,746)	8,368,487
18,542,197

Expenses:
Management fees	8,528,045
Directors' fees and expenses	25,800
Other expenses	58,788
8,612,633

Net investment income (loss)	9,929,564

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(45,851,559)
Forward foreign currency exchange contract transactions	794,583
Futures contract transactions	(2,357,352)
Swap agreement transactions	1,695,654
Foreign currency translation transactions	626
(45,718,048)

Change in net unrealized appreciation (depreciation) on:
Investments	(145,572,914)
Forward foreign currency exchange contracts	(96,672)
Futures contracts	(178,064)
Swap agreements	(1,195,474)
Translation of assets and liabilities in foreign currencies	(498)
(147,043,622)

Net realized and unrealized gain (loss)	(192,761,670)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(182,832,106)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$9,929,564	$7,300,591
Net realized gain (loss)	(45,718,048)	207,770,676
Change in net unrealized appreciation (depreciation)	(147,043,622)	2,196,589
Net increase (decrease) in net assets resulting from operations	(182,832,106)	217,267,856

Distributions to Shareholders
From earnings:
Investor Class	(182,013,217)	(51,263,128)
I Class	(19,755,430)	(6,239,355)
R5 Class	(1,288,948)	(238,351)
Decrease in net assets from distributions	(203,057,595)	(57,740,834)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	102,479,503	13,739,758

Net increase (decrease) in net assets	(283,410,198)	173,266,780

Net Assets
Beginning of period	1,117,664,984	944,398,204
End of period	$834,254,786	$1,117,664,984

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers the Investor Class, I Class and R5 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.900%	0.90%
I Class	0.600% to 0.700%	0.70%
R5 Class	0.600% to 0.700%	0.70%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2022 totaled $912,843,668, of which $655,712,650 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2022 totaled $1,012,957,448, of which $670,512,082 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2022		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	530,000,000		530,000,000
Sold	3,005,843	$55,164,090	4,157,746	$88,713,677
Issued in reinvestment of distributions	9,390,770	177,010,306	2,448,377	49,436,486
Redeemed	(7,454,780)	(129,723,101)	(5,592,077)	(119,705,514)
	4,941,833	102,451,295	1,014,046	18,444,649
I Class/Shares Authorized	50,000,000		50,000,000
Sold	655,830	11,760,961	904,798	19,191,359
Issued in reinvestment of distributions	1,047,229	19,742,816	308,467	6,238,096
Redeemed	(1,644,932)	(28,254,238)	(1,561,092)	(32,908,772)
	58,127	3,249,539	(347,827)	(7,479,317)
R5 Class/Shares Authorized	20,000,000		30,000,000
Sold	28,087	525,838	132,639	2,910,360
Issued in reinvestment of distributions	68,140	1,288,948	11,751	238,351
Redeemed	(302,630)	(5,036,117)	(17,242)	(374,285)
	(206,403)	(3,221,331)	127,148	2,774,426
Net increase (decrease)	4,793,557	$102,479,503	793,367	$13,739,758

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$506,884,723	$6,302,506	—
U.S. Treasury Securities	—	95,038,040	—
Corporate Bonds	—	80,169,385	—
U.S. Government Agency Mortgage-Backed Securities	—	72,606,223	—
Collateralized Loan Obligations	—	21,370,368	—
Asset-Backed Securities	—	20,878,755	—
Collateralized Mortgage Obligations	—	13,309,253	—
Commercial Mortgage-Backed Securities	—	5,519,947	—
Municipal Securities	—	5,481,445	—
U.S. Government Agency Securities	—	2,372,787	—
Sovereign Governments and Agencies	—	1,304,947	—
Exchange-Traded Funds	999,898	—	—
Bank Loan Obligations	—	507,428	—
Short-Term Investments	11,996,876	—	—
	$519,881,497	$324,861,084	—
Other Financial Instruments
Futures Contracts	$13,083	—	—
Swap Agreements	—	$14,238	—
Forward Foreign Currency Exchange Contracts	—	8,593	—
	$13,083	$22,831	—

Liabilities
Other Financial Instruments
Futures Contracts	$164,596	—	—
Swap Agreements	—	$91,539	—
Forward Foreign Currency Exchange Contracts	—	28,116	—
	$164,596	$119,655	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $10,755,275.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $6,213,923.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $20,143,516 futures contracts purchased and $7,677,490 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $13,350,000.

Value of Derivative Instruments as of October 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$63,766	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	8,593	Unrealized depreciation on forward foreign currency exchange contracts	$28,116
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	111,352
Other Contracts	Receivable for variation margin on swap agreements*	688	Payable for variation margin on swap agreements*	—
		$73,047		$139,468
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$267,483	Change in net unrealized appreciation (depreciation) on swap agreements	$(97,585)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	794,583	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(96,672)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,357,352)	Change in net unrealized appreciation (depreciation) on futures contracts	(178,064)
Other Contracts	Net realized gain (loss) on swap agreement transactions	1,428,171	Change in net unrealized appreciation (depreciation) on swap agreements	(1,097,889)
		$132,885		$(1,470,210)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$96,155,315	$8,419,510
Long-term capital gains	$106,902,280	$49,321,324

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$844,030,159
Gross tax appreciation of investments	$97,428,362
Gross tax depreciation of investments	(96,715,940)
Net tax appreciation (depreciation) of investments	712,422
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(32,220)
Net tax appreciation (depreciation)	$680,202
Undistributed ordinary income	$2,263,120
Accumulated short-term capital losses	$(42,032,109)
Accumulated long-term capital losses	$(3,467,805)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$22.97	0.18	(3.38)	(3.20)	(0.15)	(4.01)	(4.16)	$15.61	(16.94)%	0.91%	1.00%	94%	$758,468
2021	$19.73	0.14	4.30	4.44	(0.17)	(1.03)	(1.20)	$22.97	23.34%	0.90%	0.67%	225%	$1,002,740
2020	$19.25	0.20	1.22	1.42	(0.25)	(0.69)	(0.94)	$19.73	7.54%	0.90%	1.03%	165%	$841,328
2019	$18.55	0.29	1.73	2.02	(0.29)	(1.03)	(1.32)	$19.25	11.82%	0.90%	1.58%	101%	$838,309
2018	$19.31	0.25	0.09	0.34	(0.25)	(0.85)	(1.10)	$18.55	1.72%	0.90%	1.32%	115%	$798,120
I Class
2022	$22.98	0.21	(3.37)	(3.16)	(0.19)	(4.01)	(4.20)	$15.62	(16.76)%	0.71%	1.20%	94%	$74,220
2021	$19.74	0.19	4.29	4.48	(0.21)	(1.03)	(1.24)	$22.98	23.58%	0.70%	0.87%	225%	$107,875
2020	$19.26	0.23	1.23	1.46	(0.29)	(0.69)	(0.98)	$19.74	7.75%	0.70%	1.23%	165%	$99,524
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$68,889
2018	$19.32	0.29	0.09	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.92%	0.70%	1.52%	115%	$62,077
R5 Class
2022	$22.98	0.19	(3.35)	(3.16)	(0.19)	(4.01)	(4.20)	$15.62	(16.76)%	0.71%	1.20%	94%	$1,567
2021	$19.74	0.18	4.30	4.48	(0.21)	(1.03)	(1.24)	$22.98	23.58%	0.70%	0.87%	225%	$7,050
2020	$19.26	0.24	1.22	1.46	(0.29)	(0.69)	(0.98)	$19.74	7.75%	0.70%	1.23%	165%	$3,545
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$3,053
2018	$19.32	0.30	0.08	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.93%	0.70%	1.52%	115%	$2,574

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Balanced Fund of the American Century Mutual Funds, Inc. as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor.The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$24,005,100,401	$1,121,808,198
Chris H. Cheesman	$24,198,214,355	$928,694,244
Rajesh K. Gupta	$24,143,807,378	$983,101,221
Lynn M. Jenkins	$24,034,830,602	$1,092,077,997
Gary C. Meltzer	$24,134,760,750	$992,147,849

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2022.

For corporate taxpayers, the fund hereby designates $7,431,517 or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $106,902,280, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2022.

The fund hereby designates $87,843,863 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2022.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90968 2212

Annual Report

October 31, 2022

Growth Fund
Investor Class (TWCGX)
I Class (TWGIX)
Y Class (AGYWX)
A Class (TCRAX)
C Class (TWRCX)
R Class (AGWRX)
R5 Class (AGWUX)
R6 Class (AGRDX)
G Class (ACIHX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	-28.26%	10.86%	12.88%	—	6/30/71
Russell 1000 Growth Index	—	-24.60%	12.58%	14.68%	—	—
I Class	TWGIX	-28.14%	11.08%	13.10%	—	6/16/97
Y Class	AGYWX	-28.02%	11.25%	—	12.84%	4/10/17
A Class	TCRAX					6/4/97
No sales charge		-28.46%	10.58%	12.60%	—
With sales charge		-32.57%	9.27%	11.92%	—
C Class	TWRCX	-28.97%	9.76%	11.75%	—	3/1/10
R Class	AGWRX	-28.62%	10.31%	12.32%	—	8/29/03
R5 Class	AGWUX	-28.12%	11.09%	—	12.67%	4/10/17
R6 Class	AGRDX	-28.01%	11.25%	—	12.44%	7/26/13
G Class	ACIHX	—	—	—	-17.41%	3/1/22
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived. Although the fund’s actual inception date was October 31, 1958, the Investor Class inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $33,583

Russell 1000 Growth Index — $39,370

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.96%	0.76%	0.61%	1.21%	1.96%	1.46%	0.76%	0.61%	0.61%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Joe Reiland, Justin Brown and Scott Marolf

Performance Summary

Growth returned -28.26%* for the 12 months ended October 31, 2022, versus the -24.60% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks fell sharply over the past 12 months, with the heaviest losses coming from late 2021 through midyear 2022. The downturn began amid a combination of factors—the new omicron variant of COVID-19, rising inflation, the Federal Reserve signaling interest rate increases—that led to investors moving to more defensive positioning. The market action was marked by a rotation out of the highest-growth stocks and pandemic winners into either lower growth or more traditional cyclical value stocks. Market declines intensified after Russia invaded Ukraine, exacerbating already stretched supply chains and leading to soaring oil prices that helped drive inflation to four-decade highs. Within the Russell 1000 Growth Index, energy was by far the top-performing sector, benefiting from rising prices due to increased demand amid limited supplies. Consumer staples and utilities posted modest gains, while all other sectors recorded double-digit losses.

Stock selection in the information technology and industrials sectors helped drive underperformance relative to the benchmark. Stock decisions in the communication services sector led positive contributors.

Information Technology Hampered Performance

Significant detractors in the information technology sector included PayPal Holdings. The digital payments company delivered quarterly results and forward guidance below expectations, with deceleration in key metrics. We eliminated our position due to lower engagement trends following the pandemic, as well as management’s poor execution on margins and several growth initiatives. Apple beat analysts’ expectations on both revenues and earnings, and our underweight allocation to the consumer electronics giant hurt relative performance.

Holdings in the industrials sector detracted. Late in our reporting period, Generac Holdings fell sharply after management reduced its guidance for revenue and earnings. The maker of generators and other power products cited the bankruptcy of a major client and warranty issues as reasons for the disappointing guidance.

Other detractors included underweight allocations to AbbVie and Eli Lilly & Co. Although we initiated positions in these companies during the period, we were underweight overall, which hampered relative performance. The stock of AbbVie outperformed as the market favored more defensive large-capitalization pharmaceuticals stocks. We like AbbVie even though its bestselling drug Humira loses patent protection in 2023. AbbVie has no additional patent cliffs on the horizon through the rest of the decade. Eli Lilly’s strength came from strong data for the pharmaceutical company’s drug Tirzepatide for obesity. Our holding of Aptiv, a Dublin-based automobile technology solutions provider, underperformed following Russia’s invasion of Ukraine on concerns about production disruptions, higher commodity costs, continued supply chain constraints and negative impacts to European automobile demand.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Communication Services Stocks Were Top Contributors

Not owning Netflix benefited relative performance in the communication services sector. The streaming video service announced another round of layoffs amid weak subscriber growth. An expected renormalization of subscriber growth following the early gains of the pandemic has not materialized. During the period, we eliminated the stock of Facebook’s parent Meta Platforms, which has been hurt more by both Apple iOS platform changes and TikTok competition than other digital advertising platforms. The fund’s resulting underweight helped relative performance as the stock fell sharply.

In the health care sector, UnitedHealth Group recorded solid quarterly results and modestly increased its earnings guidance. However, the health insurer’s stock’s outperformance was driven more by its defensive profile and being more insulated from the impact of inflation and stronger U.S. dollar. Vertex Pharmaceuticals is an innovative biotechnology company creating transformative medicines. The company beat expectations on revenues and has strong cash flows powered by its cystic fibrosis treatment. It is making meaningful progress on a number of different indications, including sickle cell anemia and diabetes.

Elsewhere, Visa was a top contributor. The digital payments company delivered solid results as cross-border travel improved significantly. In addition, the stock is viewed as defensive, particularly in an inflationary environment. Adobe’s stock fell sharply after it announced an acquisition. Investors appeared to believe the software company was overpaying for the purchase. Our lack of exposure to Adobe benefited relative performance.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

War, inflation and recession risk all suggest difficult, volatile conditions ahead. Markets will continue to deal with the contrasting risks of rising inflation and interest rates, even as the global economy teeters on the verge of recession. The ongoing war in Ukraine also highlights political and economic risks at present. COVID-19, war and tariffs all are disrupting global supply chains, putting further upward pressure on prices. Nevertheless, we continue to believe that well-run businesses in strong positions with respect to their competition are best able to navigate current conditions.

At period-end, our largest sector allocations relative to the benchmark were in health care and communication services. The largest underweight was financials.

6

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Short-Term Investments	1.0%
Other Assets and Liabilities	(0.3)%

Top Five Industries	% of net assets
Software	16.2%
Technology Hardware, Storage and Peripherals	10.7%
IT Services	7.5%
Interactive Media and Services	7.1%
Semiconductors and Semiconductor Equipment	6.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$892.60	$4.58	0.96%
I Class	$1,000	$893.10	$3.63	0.76%
Y Class	$1,000	$893.80	$2.91	0.61%
A Class	$1,000	$891.20	$5.77	1.21%
C Class	$1,000	$887.90	$9.33	1.96%
R Class	$1,000	$890.20	$6.96	1.46%
R5 Class	$1,000	$893.40	$3.63	0.76%
R6 Class	$1,000	$894.00	$2.91	0.61%
G Class	$1,000	$896.70	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.37	$4.89	0.96%
I Class	$1,000	$1,021.37	$3.87	0.76%
Y Class	$1,000	$1,022.13	$3.11	0.61%
A Class	$1,000	$1,019.11	$6.16	1.21%
C Class	$1,000	$1,015.33	$9.96	1.96%
R Class	$1,000	$1,017.85	$7.43	1.46%
R5 Class	$1,000	$1,021.37	$3.87	0.76%
R6 Class	$1,000	$1,022.13	$3.11	0.61%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2022

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 2.1%
Lockheed Martin Corp.	461,999	$224,845,673
Air Freight and Logistics — 1.1%
United Parcel Service, Inc., Class B	703,730	118,064,782
Auto Components — 0.6%
Aptiv PLC(1)	677,950	61,740,906
Automobiles — 2.9%
Tesla, Inc.(1)	1,349,651	307,099,588
Beverages — 1.8%
PepsiCo, Inc.	1,082,272	196,518,950
Biotechnology — 3.8%
AbbVie, Inc.	1,836,205	268,820,412
Vertex Pharmaceuticals, Inc.(1)	446,051	139,167,912
		407,988,324
Building Products — 0.5%
Masco Corp.	467,750	21,642,793
Trex Co., Inc.(1)	575,369	27,669,495
		49,312,288
Capital Markets — 0.8%
S&P Global, Inc.	260,881	83,808,021
Chemicals — 1.1%
Air Products and Chemicals, Inc.	451,137	112,964,705
Electrical Equipment — 1.2%
Generac Holdings, Inc.(1)	449,168	52,063,063
Rockwell Automation, Inc.	291,294	74,367,358
		126,430,421
Electronic Equipment, Instruments and Components — 2.1%
CDW Corp.	482,542	83,388,083
Cognex Corp.	742,238	34,313,663
Keysight Technologies, Inc.(1)	613,550	106,849,732
		224,551,478
Energy Equipment and Services — 1.0%
Schlumberger NV	1,992,594	103,674,666
Entertainment — 1.9%
Liberty Media Corp.-Liberty Formula One, Class C(1)	916,797	52,926,691
Take-Two Interactive Software, Inc.(1)	340,629	40,357,724
Walt Disney Co.(1)	1,065,965	113,567,911
		206,852,326
Equity Real Estate Investment Trusts (REITs) — 0.8%
Prologis, Inc.	275,073	30,464,335
SBA Communications Corp.	189,386	51,115,281
		81,579,616
Food and Staples Retailing — 0.6%
Sysco Corp.	710,195	61,474,479
Food Products — 0.9%
Mondelez International, Inc., Class A	1,335,299	82,094,183
Vital Farms, Inc.(1)	975,643	12,917,513
		95,011,696
10

	Shares	Value
Health Care Equipment and Supplies — 2.4%
DexCom, Inc.(1)	532,533	$64,319,336
Edwards Lifesciences Corp.(1)	897,947	65,038,301
IDEXX Laboratories, Inc.(1)	134,695	48,447,097
Intuitive Surgical, Inc.(1)	306,523	75,548,724
		253,353,458
Health Care Providers and Services — 4.4%
Cigna Corp.	358,226	115,728,492
UnitedHealth Group, Inc.	628,069	348,672,505
		464,400,997
Hotels, Restaurants and Leisure — 1.9%
Airbnb, Inc., Class A(1)	733,685	78,438,264
Chipotle Mexican Grill, Inc.(1)	54,206	81,218,476
Dutch Bros, Inc., Class A(1)(2)	286,275	10,566,410
Expedia Group, Inc.(1)	336,590	31,461,067
		201,684,217
Household Products — 1.4%
Procter & Gamble Co.	1,098,225	147,897,961
Insurance — 0.6%
Progressive Corp.	510,682	65,571,569
Interactive Media and Services — 7.1%
Alphabet, Inc., Class A(1)	7,968,642	753,116,355
Internet and Direct Marketing Retail — 5.9%
Amazon.com, Inc.(1)	6,176,411	632,711,543
IT Services — 7.5%
Accenture PLC, Class A	518,491	147,199,595
Mastercard, Inc., Class A	206,732	67,845,308
Okta, Inc.(1)	556,442	31,227,525
Twilio, Inc., Class A(1)	504,841	37,545,025
Visa, Inc., Class A	2,477,612	513,262,102
		797,079,555
Life Sciences Tools and Services — 0.9%
Agilent Technologies, Inc.	553,003	76,507,965
Repligen Corp.(1)	106,878	19,504,166
		96,012,131
Oil, Gas and Consumable Fuels — 0.7%
ConocoPhillips	616,340	77,714,311
Personal Products — 0.6%
Estee Lauder Cos., Inc., Class A	338,422	67,850,227
Pharmaceuticals — 3.2%
Eli Lilly & Co.	443,930	160,742,614
Novo Nordisk A/S, B Shares	837,776	91,092,431
Zoetis, Inc.	625,120	94,255,594
		346,090,639
Road and Rail — 1.9%
Uber Technologies, Inc.(1)	2,785,710	74,016,315
Union Pacific Corp.	640,918	126,350,574
		200,366,889
Semiconductors and Semiconductor Equipment — 6.5%
Advanced Micro Devices, Inc.(1)	2,709,301	162,720,618
Analog Devices, Inc.	675,934	96,401,707
11

	Shares	Value
Applied Materials, Inc.	824,251	$72,773,121
ASML Holding NV	229,873	107,830,344
GLOBALFOUNDRIES, Inc.(1)(2)	423,057	23,987,332
NVIDIA Corp.	1,661,056	224,192,728
		687,905,850
Software — 16.2%
Cadence Design Systems, Inc.(1)	471,612	71,397,341
Crowdstrike Holdings, Inc., Class A(1)	337,526	54,409,191
Datadog, Inc., Class A(1)	478,699	38,540,057
Microsoft Corp.	5,649,787	1,311,485,056
PagerDuty, Inc.(1)	1,550,926	38,680,095
Paycor HCM, Inc.(1)	486,219	14,815,093
Salesforce, Inc.(1)	453,620	73,754,076
Splunk, Inc.(1)	562,749	46,770,069
Workday, Inc., Class A(1)	442,420	68,937,884
		1,718,788,862
Specialty Retail — 2.7%
Home Depot, Inc.	447,798	132,606,422
Ross Stores, Inc.	419,123	40,105,880
TJX Cos., Inc.	1,608,705	115,987,630
		288,699,932
Technology Hardware, Storage and Peripherals — 10.7%
Apple, Inc.	7,435,597	1,140,174,444
Textiles, Apparel and Luxury Goods — 1.5%
Deckers Outdoor Corp.(1)	134,476	47,057,187
NIKE, Inc., Class B	1,227,143	113,731,613
		160,788,800
TOTAL COMMON STOCKS (Cost $6,167,640,703)		10,562,125,659
SHORT-TERM INVESTMENTS — 1.0%
Money Market Funds — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	132,703	132,703
State Street Navigator Securities Lending Government Money Market Portfolio(3)	27,822,544	27,822,544
		27,955,247
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $14,985,392), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $14,695,910)		14,694,706
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 2/15/26, valued at $64,272,254), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $63,017,251)		63,012,000
		77,706,706
TOTAL SHORT-TERM INVESTMENTS (Cost $105,661,953)		105,661,953
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $6,273,302,656)		10,667,787,612
OTHER ASSETS AND LIABILITIES — (0.3)%		(27,719,474)
TOTAL NET ASSETS — 100.0%		$10,640,068,138

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,999,268	USD	2,953,706	JPMorgan Chase Bank N.A.	12/30/22	$25,192
EUR	4,220,468	USD	4,115,049	JPMorgan Chase Bank N.A.	12/30/22	76,756
EUR	2,852,724	USD	2,803,081	JPMorgan Chase Bank N.A.	12/30/22	30,269
EUR	3,468,209	USD	3,376,364	JPMorgan Chase Bank N.A.	12/30/22	68,291
EUR	3,409,591	USD	3,372,768	JPMorgan Chase Bank N.A.	12/30/22	13,667
EUR	2,471,709	USD	2,466,225	JPMorgan Chase Bank N.A.	12/30/22	(11,302)
USD	85,859,348	EUR	87,389,094	JPMorgan Chase Bank N.A.	12/30/22	(936,246)
USD	7,162,116	EUR	7,219,736	JPMorgan Chase Bank N.A.	12/30/22	(8,588)
USD	7,518,516	EUR	7,630,060	JPMorgan Chase Bank N.A.	12/30/22	(59,725)
USD	3,052,945	EUR	3,087,194	JPMorgan Chase Bank N.A.	12/30/22	(13,283)
USD	5,012,372	EUR	5,011,806	JPMorgan Chase Bank N.A.	12/30/22	34,604
USD	3,568,602	EUR	3,526,827	JPMorgan Chase Bank N.A.	12/30/22	65,728
						$(714,637)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	168	December 2022	$32,617,200	$(1,320,394)
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $27,200,635. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $27,822,544.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $6,245,480,112) — including $27,200,635 of securities on loan	$10,639,965,068
Investment made with cash collateral received for securities on loan, at value (cost of $27,822,544)	27,822,544
Total investment securities, at value (cost of $6,273,302,656)	10,667,787,612
Deposits with broker for futures contracts	1,680,000
Receivable for investments sold	10,644,190
Receivable for capital shares sold	5,100,813
Unrealized appreciation on forward foreign currency exchange contracts	314,507
Dividends and interest receivable	5,626,369
Securities lending receivable	73,984
10,691,227,475

Liabilities
Payable for collateral received for securities on loan	27,822,544
Payable for investments purchased	10,785,400
Payable for capital shares redeemed	4,006,601
Payable for variation margin on futures contracts	237,300
Unrealized depreciation on forward foreign currency exchange contracts	1,029,144
Accrued management fees	6,804,980
Distribution and service fees payable	58,335
Accrued other expenses	415,033
51,159,337

Net Assets	$10,640,068,138

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,044,946,940
Distributable earnings	4,595,121,198
$10,640,068,138

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$6,859,911,560	184,280,766	$37.23
I Class, $0.01 Par Value	$1,418,403,686	36,981,855	$38.35
Y Class, $0.01 Par Value	$45,448,261	1,179,447	$38.53
A Class, $0.01 Par Value	$100,331,686	2,836,281	$35.37
C Class, $0.01 Par Value	$9,097,264	285,823	$31.83
R Class, $0.01 Par Value	$72,437,330	2,143,358	$33.80
R5 Class, $0.01 Par Value	$2,471,221	64,360	$38.40
R6 Class, $0.01 Par Value	$879,964,308	22,876,471	$38.47
G Class, $0.01 Par Value	$1,252,002,822	32,419,251	$38.62
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $37.53 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $482,277)	$86,744,240
Securities lending, net	3,534,114
Interest	860,315
91,138,669

Expenses:
Management fees	106,061,561
Distribution and service fees:
A Class	298,670
C Class	107,851
R Class	444,213
Directors' fees and expenses	320,278
Other expenses	549,492
107,782,065
Fees waived(1)	(7,011,878)
100,770,187

Net investment income (loss)	(9,631,518)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	465,407,531
Forward foreign currency exchange contract transactions	27,920,343
Futures contract transactions	(7,473,732)
Foreign currency translation transactions	(106,263)
485,747,879

Change in net unrealized appreciation (depreciation) on:
Investments	(4,510,363,645)
Forward foreign currency exchange contracts	(3,694,947)
Futures contracts	(4,096,629)
Translation of assets and liabilities in foreign currencies	(64,215)
(4,518,219,436)

Net realized and unrealized gain (loss)	(4,032,471,557)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,042,103,075)
(1)Amount consists of $1,567,706, $321,794, $10,496, $22,582, $2,035, $16,600, $614, $166,533 and $4,903,518 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$(9,631,518)	$(37,937,675)
Net realized gain (loss)	485,747,879	1,366,371,431
Change in net unrealized appreciation (depreciation)	(4,518,219,436)	2,976,420,772
Net increase (decrease) in net assets resulting from operations	(4,042,103,075)	4,304,854,528

Distributions to Shareholders
From earnings:
Investor Class	(1,115,919,430)	(282,536,663)
I Class	(218,489,765)	(62,416,300)
Y Class	(6,859,773)	(1,866,955)
A Class	(16,507,216)	(3,978,341)
C Class	(1,609,267)	(543,385)
R Class	(13,326,719)	(3,787,686)
R5 Class	(495,405)	(15,831)
R6 Class	(94,719,581)	(21,373,938)
G Class	(53)	—
Decrease in net assets from distributions	(1,467,927,209)	(376,519,099)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,682,027,313	(712,757,144)

Net increase (decrease) in net assets	(2,828,002,971)	3,215,578,285

Net Assets
Beginning of period	13,468,071,109	10,252,492,824
End of period	$10,640,068,138	$13,468,071,109

See Notes to Financial Statements.
16

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on March 1, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

17

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$27,822,544	—	—	—	$27,822,544
Gross amount of recognized liabilities for securities lending transactions					$27,822,544
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 8% of the shares of the fund.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). Prior to the fund's acquisition of NT Growth Fund, the strategy assets of the fund also included the assets of NT Growth Fund. From November 1, 2021 through July 31, 2022, the investment advisor agreed to waive a portion of the fund's management fee such that the management fee did not exceed 0.95% for Investor Class, A Class, C Class and R Class, 0.75% for I Class and R5 Class, and 0.60% for Y Class and R6 Class. Effective August 1, 2022, the investment advisor agreed to waive a portion of the fund's management fee such that the management fee does not exceed 0.936% for Investor Class, A Class, C Class and R Class, 0.736% for I Class and R5 Class, and 0.586% for Y Class and R6 Class. The investment advisor expects this waiver arrangement to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.97%	0.95%
I Class	0.600% to 0.790%	0.77%	0.75%
Y Class	0.450% to 0.640%	0.62%	0.60%
A Class	0.800% to 0.990%	0.97%	0.95%
C Class	0.800% to 0.990%	0.97%	0.95%
R Class	0.800% to 0.990%	0.97%	0.95%
R5 Class	0.600% to 0.790%	0.77%	0.75%
R6 Class	0.450% to 0.640%	0.62%	0.60%
G Class	0.450% to 0.640%	0.62%	0.00%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

20

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $2,516,544 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2022 were $2,973,214,103 and $3,310,952,046, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2022(1)		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	2,100,000,000		2,100,000,000
Sold	6,391,740	$297,390,697	5,305,769	$264,722,721
Issued in reinvestment of distributions	20,434,759	1,074,423,880	5,939,447	269,212,365
Redeemed	(17,480,300)	(782,195,190)	(18,886,054)	(939,574,506)
	9,346,199	589,619,387	(7,640,838)	(405,639,420)
I Class/Shares Authorized	460,000,000		460,000,000
Sold	5,934,225	266,630,922	5,030,555	253,476,557
Issued in reinvestment of distributions	4,000,612	216,189,001	1,332,209	61,801,158
Redeemed	(7,491,997)	(347,687,734)	(11,938,383)	(624,523,946)
	2,442,840	135,132,189	(5,575,619)	(309,246,231)
Y Class/Shares Authorized	40,000,000		40,000,000
Sold	225,208	10,058,408	125,001	6,382,042
Issued in reinvestment of distributions	124,070	6,727,246	39,621	1,840,784
Redeemed	(287,650)	(13,390,946)	(259,242)	(13,213,793)
	61,628	3,394,708	(94,620)	(4,990,967)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	631,470	26,719,672	674,956	32,255,963
Issued in reinvestment of distributions	302,755	15,172,225	83,670	3,641,339
Redeemed	(693,020)	(29,569,792)	(704,720)	(33,762,086)
	241,205	12,322,105	53,906	2,135,216
C Class/Shares Authorized	20,000,000		30,000,000
Sold	116,881	4,505,694	35,432	1,582,981
Issued in reinvestment of distributions	33,783	1,532,167	12,972	521,225
Redeemed	(112,566)	(4,159,173)	(162,645)	(6,793,871)
	38,098	1,878,688	(114,241)	(4,689,665)
R Class/Shares Authorized	40,000,000		40,000,000
Sold	319,143	12,981,909	242,169	11,219,666
Issued in reinvestment of distributions	277,158	13,325,583	89,107	3,740,945
Redeemed	(576,540)	(24,349,882)	(675,841)	(31,093,859)
	19,761	1,957,610	(344,565)	(16,133,248)
R5 Class/Shares Authorized	20,000,000		30,000,000
Sold	3,880	180,466	75,078	3,866,385
Issued in reinvestment of distributions	8,690	471,376	341	15,831
Redeemed	(31,042)	(1,503,613)	(2,678)	(146,108)
	(18,472)	(851,771)	72,741	3,736,108
R6 Class/Shares Authorized	200,000,000		200,000,000
Sold	9,854,771	425,174,120	3,696,574	190,995,553
Issued in reinvestment of distributions	1,749,733	94,651,353	460,844	21,373,938
Redeemed	(3,392,419)	(153,693,823)	(3,762,407)	(190,298,428)
	8,212,085	366,131,650	395,011	22,071,063
G Class/Shares Authorized	780,000,000		N/A
Sold	3,787,174	153,740,082
Issued in connection with reorganization (Note 10)	31,393,184	1,540,737,439
Issued in reinvestment of distributions	1	53
Redeemed	(2,761,108)	(122,034,827)
	32,419,251	1,572,442,747
Net increase (decrease)	52,762,595	$2,682,027,313	(13,248,225)	$(712,757,144)
(1)March 1, 2022 (commencement of sale) through October 31, 2022 for the G Class.
22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$10,363,202,884	$198,922,775	—
Short-Term Investments	27,955,247	77,706,706	—
	$10,391,158,131	$276,629,481	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$314,507	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,320,394	—	—
Forward Foreign Currency Exchange Contracts	—	$1,029,144	—
	$1,320,394	$1,029,144	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $55,293,367 futures contracts purchased.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $197,408,941.

Value of Derivative Instruments as of October 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$237,300
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$314,507	Unrealized depreciation on forward foreign currency exchange contracts	1,029,144
		$314,507		$1,266,444
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(7,473,732)	Change in net unrealized appreciation (depreciation) on futures contracts	$(4,096,629)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	27,920,343	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,694,947)
		$20,446,611		$(7,791,576)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$79,614,038	—
Long-term capital gains	$1,388,313,171	$376,519,099

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,282,327,176
Gross tax appreciation of investments	$4,870,237,906
Gross tax depreciation of investments	(484,777,470)
Net tax appreciation (depreciation) of investments	4,385,460,436
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(59,089)
Net tax appreciation (depreciation)	$4,385,401,347
Undistributed ordinary income	$8,199,839
Accumulated long-term gains	$201,520,012

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Growth Fund, one fund in a series issued by the corporation, were transferred to Growth Fund in exchange for shares of Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Growth Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on March 25, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On March 25, 2022, NT Growth Fund exchanged its shares for shares of Growth Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Growth Fund – G Class	71,233,354	Growth Fund – G Class	31,393,184

The net assets of NT Growth Fund and Growth Fund immediately before the reorganization were $1,540,737,439 and $12,083,608,261, respectively. NT Growth Fund's unrealized appreciation of $732,269,787 was combined with that of Growth Fund. Immediately after the reorganization, the combined net assets were $13,624,345,700.

Assuming the reorganization had been completed on November 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended October 31, 2022 are as follows:

Net investment income (loss)	$(5,465,166)
Net realized and unrealized gain (loss)	(4,163,440,617)
Net increase (decrease) in net assets resulting from operations	$(4,168,905,783)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT Growth Fund that have been included in the fund’s Statement of Operations since March 25, 2022.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$58.23	(0.09)	(14.59)	(14.68)	—	(6.32)	(6.32)	$37.23	(28.26)%	0.95%	0.97%	(0.19)%	(0.21)%	25%	$6,859,912
2021	$41.94	(0.18)	18.03	17.85	—	(1.56)	(1.56)	$58.23	43.66%	0.96%	0.96%	(0.36)%	(0.36)%	21%	$10,186,486
2020	$35.80	(0.02)	9.12	9.10	(0.15)	(2.81)	(2.96)	$41.94	26.70%	0.97%	0.97%	(0.04)%	(0.04)%	33%	$7,656,430
2019	$34.94	0.08	4.70	4.78	(0.08)	(3.84)	(3.92)	$35.80	16.35%	0.98%	0.98%	0.24%	0.24%	30%	$5,937,959
2018	$34.93	0.04	3.35	3.39	(0.06)	(3.32)	(3.38)	$34.94	10.22%	0.97%	0.97%	0.13%	0.13%	38%	$5,627,171
I Class
2022	$59.70	—(3)	(15.03)	(15.03)	—	(6.32)	(6.32)	$38.35	(28.14)%	0.75%	0.77%	0.01%	(0.01)%	25%	$1,418,404
2021	$42.87	(0.08)	18.47	18.39	—	(1.56)	(1.56)	$59.70	43.95%	0.76%	0.76%	(0.16)%	(0.16)%	21%	$2,061,819
2020	$36.56	0.06	9.29	9.35	(0.23)	(2.81)	(3.04)	$42.87	26.93%	0.77%	0.77%	0.16%	0.16%	33%	$1,719,814
2019	$35.59	0.15	4.81	4.96	(0.15)	(3.84)	(3.99)	$36.56	16.62%	0.78%	0.78%	0.44%	0.44%	30%	$1,382,618
2018	$35.52	0.12	3.40	3.52	(0.13)	(3.32)	(3.45)	$35.59	10.46%	0.77%	0.77%	0.33%	0.33%	38%	$1,230,065

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$59.86	0.07	(15.08)	(15.01)	—	(6.32)	(6.32)	$38.53	(28.02)%	0.60%	0.62%	0.16%	0.14%	25%	$45,448
2021	$42.93	(0.01)	18.50	18.49	—	(1.56)	(1.56)	$59.86	44.13%	0.61%	0.61%	(0.01)%	(0.01)%	21%	$66,916
2020	$36.61	0.13	9.30	9.43	(0.30)	(2.81)	(3.11)	$42.93	27.15%	0.62%	0.62%	0.31%	0.31%	33%	$52,046
2019	$35.64	0.20	4.81	5.01	(0.20)	(3.84)	(4.04)	$36.61	16.78%	0.63%	0.63%	0.59%	0.59%	30%	$53,641
2018	$35.54	0.17	3.40	3.57	(0.15)	(3.32)	(3.47)	$35.64	10.61%	0.62%	0.62%	0.48%	0.48%	38%	$52,601
A Class
2022	$55.78	(0.19)	(13.90)	(14.09)	—	(6.32)	(6.32)	$35.37	(28.46)%	1.20%	1.22%	(0.44)%	(0.46)%	25%	$100,332
2021	$40.32	(0.30)	17.32	17.02	—	(1.56)	(1.56)	$55.78	43.31%	1.21%	1.21%	(0.61)%	(0.61)%	21%	$144,743
2020	$34.52	(0.10)	8.75	8.65	(0.04)	(2.81)	(2.85)	$40.32	26.38%	1.22%	1.22%	(0.29)%	(0.29)%	33%	$102,472
2019	$33.82	—(3)	4.54	4.54	—	(3.84)	(3.84)	$34.52	16.06%	1.23%	1.23%	(0.01)%	(0.01)%	30%	$93,422
2018	$33.94	(0.04)	3.24	3.20	—	(3.32)	(3.32)	$33.82	9.94%	1.22%	1.22%	(0.12)%	(0.12)%	38%	$103,115
C Class
2022	$51.16	(0.46)	(12.55)	(13.01)	—	(6.32)	(6.32)	$31.83	(28.97)%	1.95%	1.97%	(1.19)%	(1.21)%	25%	$9,097
2021	$37.37	(0.59)	15.94	15.35	—	(1.56)	(1.56)	$51.16	42.23%	1.96%	1.96%	(1.36)%	(1.36)%	21%	$12,674
2020	$32.37	(0.37)	8.18	7.81	—	(2.81)	(2.81)	$37.37	25.43%	1.97%	1.97%	(1.04)%	(1.04)%	33%	$13,527
2019	$32.18	(0.23)	4.26	4.03	—	(3.84)	(3.84)	$32.37	15.23%	1.98%	1.98%	(0.76)%	(0.76)%	30%	$8,408
2018	$32.67	(0.29)	3.12	2.83	—	(3.32)	(3.32)	$32.18	9.12%	1.97%	1.97%	(0.87)%	(0.87)%	38%	$9,871

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$53.69	(0.29)	(13.28)	(13.57)	—	(6.32)	(6.32)	$33.80	(28.62)%	1.45%	1.47%	(0.69)%	(0.71)%	25%	$72,437
2021	$38.96	(0.40)	16.69	16.29	—	(1.56)	(1.56)	$53.69	42.94%	1.46%	1.46%	(0.86)%	(0.86)%	21%	$114,022
2020	$33.50	(0.19)	8.49	8.30	(0.03)	(2.81)	(2.84)	$38.96	26.07%	1.47%	1.47%	(0.54)%	(0.54)%	33%	$96,170
2019	$33.02	(0.08)	4.40	4.32	—	(3.84)	(3.84)	$33.50	15.78%	1.48%	1.48%	(0.26)%	(0.26)%	30%	$87,302
2018	$33.29	(0.13)	3.18	3.05	—	(3.32)	(3.32)	$33.02	9.66%	1.47%	1.47%	(0.37)%	(0.37)%	38%	$100,915
R5 Class
2022	$59.76	(0.01)	(15.03)	(15.04)	—	(6.32)	(6.32)	$38.40	(28.12)%	0.75%	0.77%	0.01%	(0.01)%	25%	$2,471
2021	$42.91	(0.09)	18.50	18.41	—	(1.56)	(1.56)	$59.76	43.96%	0.76%	0.76%	(0.16)%	(0.16)%	21%	$4,950
2020	$36.59	0.08	9.28	9.36	(0.23)	(2.81)	(3.04)	$42.91	26.94%	0.77%	0.77%	0.16%	0.16%	33%	$433
2019	$35.62	0.15	4.81	4.96	(0.15)	(3.84)	(3.99)	$36.59	16.61%	0.78%	0.78%	0.44%	0.44%	30%	$533
2018	$35.53	0.12	3.40	3.52	(0.11)	(3.32)	(3.43)	$35.62	10.45%	0.77%	0.77%	0.33%	0.33%	38%	$404
R6 Class
2022	$59.77	0.07	(15.05)	(14.98)	—	(6.32)	(6.32)	$38.47	(28.01)%	0.60%	0.62%	0.16%	0.14%	25%	$879,964
2021	$42.86	(0.01)	18.48	18.47	—	(1.56)	(1.56)	$59.77	44.15%	0.61%	0.61%	(0.01)%	(0.01)%	21%	$876,460
2020	$36.56	0.12	9.29	9.41	(0.30)	(2.81)	(3.11)	$42.86	27.13%	0.62%	0.62%	0.31%	0.31%	33%	$611,600
2019	$35.59	0.21	4.80	5.01	(0.20)	(3.84)	(4.04)	$36.56	16.81%	0.63%	0.63%	0.59%	0.59%	30%	$479,123
2018	$35.53	0.17	3.40	3.57	(0.19)	(3.32)	(3.51)	$35.59	10.60%	0.62%	0.62%	0.48%	0.48%	38%	$834,003

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022(4)	$47.73	0.23	(8.33)	(8.10)	—	(1.01)	(1.01)	$38.62	(17.41)%	0.00%(5)(6)	0.62%(5)	0.82%(5)	0.20%(5)	25%(7)	$1,252,003

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)March 1, 2022 (commencement of sale) through October 31, 2022.
(5)Annualized.
(6)Ratio was less than 0.005%.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

34

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one- and five-year periods and below its benchmark for the three- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
35

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee such that the Investor Class management
36

fee not exceed 0.936% for at least one year beginning August 1, 2022. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
37

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$24,005,100,401	$1,121,808,198
Chris H. Cheesman	$24,198,214,355	$928,694,244
Rajesh K. Gupta	$24,143,807,378	$983,101,221
Lynn M. Jenkins	$24,034,830,602	$1,092,077,997
Gary C. Meltzer	$24,134,760,750	$992,147,849

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2022.

For corporate taxpayers, the fund hereby designates $68,890,287, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,388,313,171, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2022.

The fund hereby designates $79,614,038 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2022.
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90970 2212

Annual Report

October 31, 2022

Heritage Fund
Investor Class (TWHIX)
I Class (ATHIX)
Y Class (ATHYX)
A Class (ATHAX)
C Class (AHGCX)
R Class (ATHWX)
R5 Class (ATHGX)
R6 Class (ATHDX)
G Class (ACILX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	-30.66%	8.88%	10.49%	—	11/10/87
Russell Midcap Growth Index	—	-28.94%	8.66%	11.95%	—	—
I Class	ATHIX	-30.49%	9.10%	10.72%	—	6/16/97
Y Class	ATHYX	-30.38%	9.27%	—	10.22%	4/10/17
A Class	ATHAX					7/11/97
No sales charge		-30.80%	8.61%	10.22%	—
With sales charge		-34.78%	7.32%	9.56%	—
C Class	AHGCX	-31.31%	7.81%	9.39%	—	6/26/01
R Class	ATHWX	-30.98%	8.34%	9.94%	—	9/28/07
R5 Class	ATHGX	-30.50%	9.10%	—	10.05%	4/10/17
R6 Class	ATHDX	-30.38%	9.27%	—	9.53%	7/26/13
G Class	ACILX	—	—	—	-12.57%	3/1/22
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $27,125

Russell Midcap Growth Index — $30,927

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.00%	0.80%	0.65%	1.25%	2.00%	1.50%	0.80%	0.65%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

Heritage returned -30.66%* for the 12 months ended October 31, 2022, versus the -28.94% return of the fund’s benchmark, the Russell Midcap Growth Index.

U.S. stocks fell sharply over the past 12 months, with the heaviest losses coming from late 2021 through midyear 2022. The downturn began amid a combination of factors—the new omicron variant of COVID-19, rising inflation, the Federal Reserve signaling interest rate increases—that led to investors moving to more defensive positioning. The market action was marked by a rotation out of the highest-growth stocks and pandemic winners into either lower growth or more traditional cyclical value stocks. Market declines intensified after Russia invaded Ukraine, exacerbating already stretched supply chains and leading to soaring oil prices that helped drive inflation to four-decade highs. Within the Russell Midcap Growth Index, energy was by far the top-performing sector, benefiting from rising prices and increased demand amid limited supplies. Utilities and consumer staples held up better than other sectors, all of which posted double-digit losses.

The energy sector helped drive the fund’s underperformance relative to the benchmark, due to our underweight allocation. Stock selection in the information technology sector also detracted. Stock decisions in the financials and health care sectors led contributors.

Energy Detracted From Performance

The energy sector was the top performer over the 12-month period, and our underweight hampered relative performance. For example, we did not own benchmark component Cheniere Energy, a liquefied natural gas producer that benefited from the crisis in European energy security as a consequence of the war in Ukraine.

Block was a significant detractor in the information technology sector. The small- and micro-merchant digital payments company suffered during the growth sell-off as rising interest rates and recessionary fears weighed on the stock. Additionally, Block’s focus on the blockchain technology that enables cryptocurrencies hurt the stock as crypto prices fell. We eliminated our holding. Australia-based Atlassian is a software company that provides collaborative tools used by small and midsize companies. Atlassian’s stock price declined along with other high-growth technology stocks as investors rotated to value holdings amid rising rates and geopolitical concerns. We eliminated our position. DocuSign develops software for online signatures and document management. It was a beneficiary of the pandemic-driven work-from-home environment but offered weak guidance as that tailwind subsided. We believe in the long-term adoption of electronic signature and a more efficient document workflow that DocuSign offers.

Elsewhere,the online dating company Match Group reported quarterly earnings and guidance that were below expectations, causing a sharp sell-off. The problem related primarily to Tinder, its biggest dating app. With a new CEO at Match and a recently replaced Tinder management team, investors wondered whether Tinder is fixable and whether the online dating category is more saturated than previously thought.

Seagen was a new holding during the year. As a result, we were underweight the biotechnology company for the 12-month period. Our lighter relative exposure detracted as the stock was a strong performer. We like Seagen, which is focused on monoclonal antibody treatments for cancer and has several approved drugs with strong efficacy in areas of high unmet needs.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Financials and Health Care Stocks Benefited Performance

Rising interest rates were helpful for segments of the financials sector. LPL Financial Holdings is the largest broker-dealer in the country with more than 20,000 advisors. It benefited from the rise in short-term rates because its large cash sweep assets allow it to earn a spread on rate increases.

In health care, Sarepta Therapeutics was a top contributor. The biotechnology company’s management announced its intent to file for accelerated approval for its gene therapy that treats a rare neuromuscular disease. Investors had anticipated a regular approval, which would have a longer timeline. Neurocrine Biosciences outperformed, boosted by strong sales of its lead drug, Ingrezza. Neurocrine focuses on neurological, endocrine and psychiatric disorders and benefited from patients returning to in-person doctor visits as the pandemic restrictions eased.

Other significant contributors included Arista Networks. The company sells networking equipment for large data centers and profited from the start of another investment cycle by companies such as Microsoft and Meta Platforms, which need to catch up to outsize internet data traffic during the pandemic and to prepare for their next leg of growth. Palo Alto Networks is a cybersecurity software provider that has transformed into a cloud-based platform of next-generation cybersecurity products. On top of a strong environment for its products, Palo Alto said it expects greater free cash flow generation now that the heavy lift in its transformation is over. Celsius Holdings is a beverage company that offers calorie-burning drinks. It reported strong quarterly results driven by distribution gains in mass retail, convenience stores and clubs. Celsius also announced a distribution partnership with PepsiCo that could substantially accelerate its distribution gains and also provide it with access to the food service channel.

Outlook

Our process uses a combined top-down, bottom-up fundamental framework aimed at identifying mid-capitalization companies producing attractive, sustainable growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

The past year was difficult for growth stocks, but we want to reassure you that we retain high conviction in our investment process and portfolio holdings. We acknowledge the challenging environment and are closely monitoring the fundamentals of our investments. But our long-term focus also leads us to look through the short-term noise. Looking ahead, we continue to see opportunities in infrastructure build-out, e-commerce, entertainment and other industries. Our key themes cross sector boundaries. For example, cybersecurity issues can affect everything from supply chains to meatpacking. Data analytics is important for any enterprise to help control spending and better understand customers. Decarbonization, automation and advances in health care are accelerating their importance in the longer-term investment landscape.

6

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Short-Term Investments	1.0%
Other Assets and Liabilities	(0.6)%

Top Five Industries	% of net assets
Software	11.2%
Hotels, Restaurants and Leisure	7.5%
Life Sciences Tools and Services	7.0%
Biotechnology	5.7%
Electrical Equipment	5.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$953.90	$4.97	1.01%
I Class	$1,000	$955.30	$3.99	0.81%
Y Class	$1,000	$955.90	$3.25	0.66%
A Class	$1,000	$952.60	$6.20	1.26%
C Class	$1,000	$949.80	$9.88	2.01%
R Class	$1,000	$951.50	$7.43	1.51%
R5 Class	$1,000	$954.90	$3.99	0.81%
R6 Class	$1,000	$955.90	$3.25	0.66%
G Class	$1,000	$959.00	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
I Class	$1,000	$1,021.12	$4.13	0.81%
Y Class	$1,000	$1,021.88	$3.36	0.66%
A Class	$1,000	$1,018.85	$6.41	1.26%
C Class	$1,000	$1,015.07	$10.21	2.01%
R Class	$1,000	$1,017.59	$7.68	1.51%
R5 Class	$1,000	$1,021.12	$4.13	0.81%
R6 Class	$1,000	$1,021.88	$3.36	0.66%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2022

	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 3.6%
CAE, Inc.(1)	1,364,410	$26,039,314
Curtiss-Wright Corp.	512,183	85,959,673
HEICO Corp.	413,962	67,326,780
		179,325,767
Auto Components — 0.8%
Aptiv PLC(1)	419,738	38,225,540
Banks — 0.7%
SVB Financial Group(1)	146,241	33,775,821
Beverages — 1.7%
Celsius Holdings, Inc.(1)	920,515	83,840,506
Biotechnology — 5.7%
Alnylam Pharmaceuticals, Inc.(1)	272,876	56,556,280
Horizon Therapeutics PLC(1)	897,065	55,905,091
Neurocrine Biosciences, Inc.(1)	602,785	69,392,609
Sarepta Therapeutics, Inc.(1)	539,078	61,465,673
Seagen, Inc.(1)	336,900	42,840,204
		286,159,857
Building Products — 2.3%
Trane Technologies PLC	604,766	96,538,797
Zurn Elkay Water Solutions Corp.	779,258	18,304,770
		114,843,567
Capital Markets — 4.8%
Ares Management Corp., Class A	670,178	50,819,598
LPL Financial Holdings, Inc.	397,977	101,742,820
MSCI, Inc.	190,121	89,140,132
		241,702,550
Chemicals — 2.3%
Albemarle Corp.	64,751	18,121,862
Avient Corp.	1,128,065	38,906,962
Element Solutions, Inc.	3,378,933	58,117,648
		115,146,472
Commercial Services and Supplies — 1.3%
Republic Services, Inc.	490,716	65,078,756
Communications Equipment — 3.0%
Arista Networks, Inc.(1)	1,226,362	148,218,111
Containers and Packaging — 1.3%
Avery Dennison Corp.	373,631	63,349,136
Electrical Equipment — 5.1%
AMETEK, Inc.	773,709	100,319,109
Eaton Corp. PLC	171,671	25,762,667
nVent Electric PLC	1,277,322	46,622,253
Plug Power, Inc.(1)(2)	943,510	15,077,290
Regal Rexnord Corp.	547,604	69,293,810
		257,075,129
Electronic Equipment, Instruments and Components — 3.9%
Cognex Corp.	1,295,862	59,907,700
10

	Shares	Value
Keysight Technologies, Inc.(1)	779,818	$135,805,305
		195,713,005
Entertainment — 1.9%
Live Nation Entertainment, Inc.(1)	478,062	38,058,516
ROBLOX Corp., Class A(1)	346,403	15,498,070
Spotify Technology SA(1)	501,422	40,404,585
		93,961,171
Equity Real Estate Investment Trusts (REITs) — 0.9%
Rexford Industrial Realty, Inc.	841,987	46,545,041
Food Products — 3.2%
Hershey Co.	678,195	161,932,620
Health Care Equipment and Supplies — 4.4%
DexCom, Inc.(1)	1,005,701	121,468,567
IDEXX Laboratories, Inc.(1)	272,581	98,041,934
		219,510,501
Health Care Providers and Services — 0.5%
R1 RCM, Inc.(1)	1,302,793	23,007,324
Health Care Technology — 1.5%
Veeva Systems, Inc., Class A(1)	436,223	73,259,291
Hotels, Restaurants and Leisure — 7.5%
Airbnb, Inc., Class A(1)	758,057	81,043,874
Chipotle Mexican Grill, Inc.(1)	91,576	137,211,068
Hilton Worldwide Holdings, Inc.	1,184,393	160,200,997
		378,455,939
Interactive Media and Services — 0.9%
Match Group, Inc.(1)	1,040,600	44,953,920
Internet and Direct Marketing Retail — 0.9%
Chewy, Inc., Class A(1)(2)	769,770	29,813,192
Etsy, Inc.(1)	186,859	17,547,929
		47,361,121
IT Services — 3.5%
Cloudflare, Inc., Class A(1)	1,347,240	75,876,557
EPAM Systems, Inc.(1)	278,191	97,366,850
		173,243,407
Life Sciences Tools and Services — 7.0%
Agilent Technologies, Inc.	585,356	80,984,003
Avantor, Inc.(1)	2,061,414	41,578,720
Bio-Techne Corp.	190,884	56,551,294
IQVIA Holdings, Inc.(1)	495,545	103,900,920
Mettler-Toledo International, Inc.(1)	55,563	70,283,306
		353,298,243
Machinery — 2.1%
Graco, Inc.	704,690	49,032,330
Parker-Hannifin Corp.	188,199	54,694,394
		103,726,724
Media — 1.4%
Trade Desk, Inc., Class A(1)	1,327,645	70,683,820
Oil, Gas and Consumable Fuels — 3.1%
Excelerate Energy, Inc., Class A	1,013,179	27,984,004
Hess Corp.	896,374	126,460,444
		154,444,448
Pharmaceuticals — 0.6%
Catalent, Inc.(1)	470,202	30,906,377
11

	Shares	Value
Professional Services — 3.0%
Jacobs Solutions, Inc.	715,311	$82,418,133
Verisk Analytics, Inc.	376,473	68,830,559
		151,248,692
Road and Rail — 1.9%
Lyft, Inc., Class A(1)	1,475,254	21,597,719
Norfolk Southern Corp.	318,804	72,709,628
		94,307,347
Semiconductors and Semiconductor Equipment — 4.5%
Enphase Energy, Inc.(1)	283,876	87,149,932
Marvell Technology, Inc.	741,966	29,441,211
Monolithic Power Systems, Inc.	166,743	56,600,911
Teradyne, Inc.	631,315	51,357,475
		224,549,529
Software — 11.2%
Cadence Design Systems, Inc.(1)	1,176,460	178,104,280
Datadog, Inc., Class A(1)	864,574	69,606,853
DocuSign, Inc.(1)	324,081	15,653,112
HubSpot, Inc.(1)	246,818	73,196,346
Manhattan Associates, Inc.(1)	808,727	98,397,814
Palo Alto Networks, Inc.(1)	736,934	126,450,505
		561,408,910
Specialty Retail — 0.9%
Burlington Stores, Inc.(1)	171,050	24,453,308
Five Below, Inc.(1)	160,607	23,504,834
		47,958,142
Textiles, Apparel and Luxury Goods — 2.2%
lululemon athletica, Inc.(1)	328,905	108,222,901
TOTAL COMMON STOCKS (Cost $4,446,846,351)		4,985,439,685
SHORT-TERM INVESTMENTS — 1.0%
Money Market Funds — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	25,374	25,374
State Street Navigator Securities Lending Government Money Market Portfolio(3)	37,051,810	37,051,810
		37,077,184
Repurchase Agreements — 0.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $2,865,261), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $2,809,911)		2,809,681
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 8/15/43, valued at $12,286,938), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $12,047,004)		12,046,000
		14,855,681
TOTAL SHORT-TERM INVESTMENTS (Cost $51,932,865)		51,932,865
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $4,498,779,216)		5,037,372,550
OTHER ASSETS AND LIABILITIES — (0.6)%		(30,920,541)
TOTAL NET ASSETS — 100.0%		$5,006,452,009

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,620,919	USD	1,180,542	Goldman Sachs & Co.	12/30/22	$10,157
CAD	724,502	USD	531,829	Goldman Sachs & Co.	12/30/22	377
USD	20,461,296	CAD	27,604,743	Goldman Sachs & Co.	12/30/22	183,337
USD	559,119	CAD	761,341	Goldman Sachs & Co.	12/30/22	(149)
USD	1,470,592	CAD	2,001,589	Goldman Sachs & Co.	12/30/22	260
USD	498,994	CAD	687,663	Goldman Sachs & Co.	12/30/22	(6,151)
USD	627,091	CAD	859,578	Goldman Sachs & Co.	12/30/22	(4,340)
USD	833,373	CAD	1,129,731	Goldman Sachs & Co.	12/30/22	3,492
USD	858,087	CAD	1,166,571	Goldman Sachs & Co.	12/30/22	1,144
						$188,127

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $44,890,482. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $46,308,225, which includes securities collateral of $9,256,415.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $4,461,727,406) — including $44,890,482 of securities on loan	$5,000,320,740
Investment made with cash collateral received for securities on loan, at value (cost of $37,051,810)	37,051,810
Total investment securities, at value (cost of $4,498,779,216)	5,037,372,550
Receivable for investments sold	33,715,795
Receivable for capital shares sold	1,263,022
Unrealized appreciation on forward foreign currency exchange contracts	198,767
Dividends and interest receivable	372,905
Securities lending receivable	6,127
5,072,929,166

Liabilities
Payable for collateral received for securities on loan	37,051,810
Payable for investments purchased	24,369,837
Payable for capital shares redeemed	1,620,950
Unrealized depreciation on forward foreign currency exchange contracts	10,640
Accrued management fees	3,243,000
Distribution and service fees payable	62,890
Accrued other expenses	118,030
66,477,157

Net Assets	$5,006,452,009

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,499,628,467
Distributable earnings	506,823,542
$5,006,452,009

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$3,369,474,318	182,884,330	$18.42
I Class, $0.01 Par Value	$231,708,221	11,177,954	$20.73
Y Class, $0.01 Par Value	$62,416,144	2,940,127	$21.23
A Class, $0.01 Par Value	$218,573,060	13,928,408	$15.69
C Class, $0.01 Par Value	$10,288,690	1,109,063	$9.28
R Class, $0.01 Par Value	$22,854,844	1,473,337	$15.51
R5 Class, $0.01 Par Value	$370,710	17,881	$20.73
R6 Class, $0.01 Par Value	$154,825,353	7,293,688	$21.23
G Class, $0.01 Par Value	$935,940,669	43,916,372	$21.31
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $16.65 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Dividends	$20,027,912
Interest	575,133
Securities lending, net	75,259
20,678,304

Expenses:
Management fees	50,197,160
Distribution and service fees:
A Class	660,556
C Class	139,418
R Class	138,078
Directors' fees and expenses	144,836
Other expenses	155,859
51,435,907
Fees waived - G Class	(3,779,579)
47,656,328

Net investment income (loss)	(26,978,024)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	24,579,283
Forward foreign currency exchange contract transactions	1,002,458
Foreign currency translation transactions	(6,541)
25,575,200

Change in net unrealized appreciation (depreciation) on:
Investments	(2,065,447,545)
Forward foreign currency exchange contracts	188,127
Translation of assets and liabilities in foreign currencies	487
(2,065,258,931)

Net realized and unrealized gain (loss)	(2,039,683,731)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,066,661,755)

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$(26,978,024)	$(39,008,214)
Net realized gain (loss)	25,575,200	730,468,700
Change in net unrealized appreciation (depreciation)	(2,065,258,931)	1,254,889,082
Net increase (decrease) in net assets resulting from operations	(2,066,661,755)	1,946,349,568

Distributions to Shareholders
From earnings:
Investor Class	(547,949,693)	(586,342,385)
I Class	(38,407,013)	(43,469,882)
Y Class	(7,958,731)	(7,086,626)
A Class	(42,842,616)	(45,691,761)
C Class	(3,844,904)	(7,188,612)
R Class	(4,516,028)	(5,053,233)
R5 Class	(89,193)	(94,815)
R6 Class	(19,749,500)	(19,890,507)
G Class	(17)	—
From tax return of capital:
Investor Class	(26,689,361)	—
I Class	(1,870,717)	—
Y Class	(387,652)	—
A Class	(2,086,765)	—
C Class	(187,276)	—
R Class	(219,965)	—
R5 Class	(4,344)	—
R6 Class	(961,952)	—
G Class	(1)	—
Decrease in net assets from distributions	(697,765,728)	(714,817,821)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,344,144,810	234,696,206

Net increase (decrease) in net assets	(1,420,282,673)	1,466,227,953

Net Assets
Beginning of period	6,426,734,682	4,960,506,729
End of period	$5,006,452,009	$6,426,734,682

See Notes to Financial Statements.
16

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on March 1, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

17

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$37,051,810	—	—	—	$37,051,810
Gross amount of recognized liabilities for securities lending transactions					$37,051,810
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 12% of the shares of the fund.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class(1)
1.00%	0.80%	0.65%	1.00%	1.00%	1.00%	0.80%	0.65%	0.00%
(1)Annual management fee before waiver was 0.65%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2022 were $2,527,487,906 and $2,936,114,375, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2022(1)		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	2,100,000,000		2,100,000,000
Sold	5,450,159	$117,591,534	7,069,672	$190,536,048
Issued in reinvestment of distributions	21,908,157	555,645,736	22,643,103	564,891,390
Redeemed	(21,411,659)	(453,757,160)	(20,262,521)	(549,716,482)
	5,946,657	219,480,110	9,450,254	205,710,956
I Class/Shares Authorized	175,000,000		175,000,000
Sold	2,286,889	53,737,981	2,723,934	82,538,821
Issued in reinvestment of distributions	1,350,856	38,443,277	1,510,846	41,729,561
Redeemed	(4,894,049)	(111,937,246)	(4,129,476)	(124,200,919)
	(1,256,304)	(19,755,988)	105,304	67,463
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	773,501	18,473,033	718,287	21,940,985
Issued in reinvestment of distributions	281,698	8,188,472	246,029	6,923,247
Redeemed	(641,475)	(14,996,714)	(392,997)	(12,068,109)
	413,724	11,664,791	571,319	16,796,123
A Class/Shares Authorized	170,000,000		170,000,000
Sold	1,566,938	27,642,868	2,270,649	53,457,609
Issued in reinvestment of distributions	1,998,593	43,327,936	1,995,138	43,434,155
Redeemed	(3,608,747)	(64,855,097)	(3,292,227)	(78,227,401)
	(43,216)	6,115,707	973,560	18,664,363
C Class/Shares Authorized	40,000,000		70,000,000
Sold	35,190	368,852	77,895	1,237,207
Issued in reinvestment of distributions	309,641	4,016,798	503,874	7,170,128
Redeemed	(524,168)	(5,884,153)	(1,374,461)	(20,969,404)
	(179,337)	(1,498,503)	(792,692)	(12,562,069)
R Class/Shares Authorized	40,000,000		40,000,000
Sold	193,183	3,472,000	267,540	6,273,040
Issued in reinvestment of distributions	220,330	4,731,864	233,252	5,049,747
Redeemed	(397,202)	(7,139,270)	(520,917)	(12,173,944)
	16,311	1,064,594	(20,125)	(851,157)
R5 Class/Shares Authorized	20,000,000		30,000,000
Sold	1,746	41,396	1,618	48,767
Issued in reinvestment of distributions	3,272	93,537	3,433	94,815
Redeemed	(16,382)	(428,965)	(26,019)	(795,308)
	(11,364)	(294,032)	(20,968)	(651,726)
R6 Class/Shares Authorized	70,000,000		70,000,000
Sold	2,340,269	59,207,062	1,744,294	53,635,470
Issued in reinvestment of distributions	710,311	20,669,761	705,357	19,848,742
Redeemed	(1,499,478)	(36,291,908)	(2,188,698)	(65,961,959)
	1,551,102	43,584,915	260,953	7,522,253
G Class/Shares Authorized	600,000,000		N/A
Sold	4,284,233	87,885,057
Issued in connection with reorganization (Note 10)	44,533,666	1,106,922,147
Issued in reinvestment of distributions	1	18
Redeemed	(4,901,528)	(111,024,006)
	43,916,372	1,083,783,216
Net increase (decrease)	50,353,945	$1,344,144,810	10,527,605	$234,696,206
(1)March 1, 2022 (commencement of sale) through October 31, 2022 for the G Class.
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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,959,400,371	$26,039,314	—
Short-Term Investments	37,077,184	14,855,681	—
	$4,996,477,555	$40,894,995	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$198,767	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$10,640	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $30,344,057.

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The value of foreign currency risk derivative instruments as of October 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $198,767 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $10,640 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,002,458 in net realized gain (loss) on forward foreign currency exchange contract transactions and $188,127 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing solely in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$161,008,056	—
Long-term capital gains	$504,349,639	$714,817,821
Tax return of capital	$32,408,033	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,508,589,684
Gross tax appreciation of investments	$1,159,819,979
Gross tax depreciation of investments	(631,037,113)
Net tax appreciation (depreciation) of investments	528,782,866
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$528,782,866
Undistributed ordinary income	—
Accumulated short-term capital losses	$(2,091,033)
Late-year ordinary loss deferral	$(19,868,291)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
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10. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Heritage Fund, one fund in a series issued by the corporation, were transferred to Heritage Fund in exchange for shares of Heritage Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Heritage Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on March 25, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On March 25, 2022, NT Heritage Fund exchanged its shares for shares of Heritage Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Heritage Fund – G Class	82,805,306	Heritage Fund – G Class	44,533,666

The net assets of NT Heritage Fund and Heritage Fund immediately before the reorganization were $1,106,922,147 and $5,030,214,398, respectively. NT Heritage Fund's unrealized appreciation of $213,647,362 was combined with that of Heritage Fund. Immediately after the reorganization, the combined net assets were $6,137,136,545.

Assuming the reorganization had been completed on November 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended October 31, 2022 are as follows:

Net investment income (loss)	$(25,569,877)
Net realized and unrealized gain (loss)	(2,266,997,913)
Net increase (decrease) in net assets resulting from operations	$(2,292,567,790)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT Heritage Fund that have been included in the fund’s Statement of Operations since March 25, 2022.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$30.00	(0.13)	(8.19)	(8.32)	(3.12)	(0.14)	(3.26)	$18.42	(30.66)%	1.01%	1.01%	(0.62)%	(0.62)%	47%	$3,369,474
2021	$24.38	(0.18)	9.35	9.17	(3.55)	—	(3.55)	$30.00	40.54%	1.00%	1.00%	(0.66)%	(0.66)%	44%	$5,307,249
2020	$21.74	(0.10)	5.09	4.99	(2.35)	—	(2.35)	$24.38	25.00%	1.00%	1.00%	(0.47)%	(0.47)%	85%	$4,083,843
2019	$23.19	(0.08)	2.95	2.87	(4.32)	—	(4.32)	$21.74	17.22%	1.00%	1.00%	(0.38)%	(0.38)%	82%	$3,702,699
2018	$23.67	(0.07)	1.70	1.63	(2.11)	—	(2.11)	$23.19	7.16%	1.00%	1.00%	(0.30)%	(0.30)%	85%	$3,787,202
I Class
2022	$33.26	(0.10)	(9.17)	(9.27)	(3.12)	(0.14)	(3.26)	$20.73	(30.49)%	0.81%	0.81%	(0.42)%	(0.42)%	47%	$231,708
2021	$26.66	(0.14)	10.29	10.15	(3.55)	—	(3.55)	$33.26	40.78%	0.80%	0.80%	(0.46)%	(0.46)%	44%	$413,523
2020	$23.52	(0.06)	5.55	5.49	(2.35)	—	(2.35)	$26.66	25.25%	0.80%	0.80%	(0.27)%	(0.27)%	85%	$328,636
2019	$24.66	(0.04)	3.22	3.18	(4.32)	—	(4.32)	$23.52	17.50%	0.80%	0.80%	(0.18)%	(0.18)%	82%	$336,242
2018	$25.00	(0.03)	1.80	1.77	(2.11)	—	(2.11)	$24.66	7.35%	0.80%	0.80%	(0.10)%	(0.10)%	85%	$247,267
Y Class
2022	$33.93	(0.07)	(9.37)	(9.44)	(3.12)	(0.14)	(3.26)	$21.23	(30.38)%	0.66%	0.66%	(0.27)%	(0.27)%	47%	$62,416
2021	$27.10	(0.10)	10.48	10.38	(3.55)	—	(3.55)	$33.93	40.98%	0.65%	0.65%	(0.31)%	(0.31)%	44%	$85,720
2020	$23.84	(0.03)	5.64	5.61	(2.35)	—	(2.35)	$27.10	25.43%	0.65%	0.65%	(0.12)%	(0.12)%	85%	$52,978
2019	$24.90	(0.01)	3.27	3.26	(4.32)	—	(4.32)	$23.84	17.68%	0.65%	0.65%	(0.03)%	(0.03)%	82%	$29,803
2018	$25.19	—(3)	1.82	1.82	(2.11)	—	(2.11)	$24.90	7.51%	0.65%	0.65%	0.05%	0.05%	85%	$9,694

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$26.11	(0.16)	(7.00)	(7.16)	(3.12)	(0.14)	(3.26)	$15.69	(30.80)%	1.26%	1.26%	(0.87)%	(0.87)%	47%	$218,573
2021	$21.67	(0.22)	8.21	7.99	(3.55)	—	(3.55)	$26.11	40.12%	1.25%	1.25%	(0.91)%	(0.91)%	44%	$364,852
2020	$19.61	(0.14)	4.55	4.41	(2.35)	—	(2.35)	$21.67	24.73%	1.25%	1.25%	(0.72)%	(0.72)%	85%	$281,637
2019	$21.42	(0.12)	2.63	2.51	(4.32)	—	(4.32)	$19.61	16.91%	1.25%	1.25%	(0.63)%	(0.63)%	82%	$263,578
2018	$22.07	(0.12)	1.58	1.46	(2.11)	—	(2.11)	$21.42	6.89%	1.25%	1.25%	(0.55)%	(0.55)%	85%	$276,813
C Class
2022	$16.95	(0.18)	(4.23)	(4.41)	(3.12)	(0.14)	(3.26)	$9.28	(31.31)%	2.01%	2.01%	(1.62)%	(1.62)%	47%	$10,289
2021	$15.22	(0.25)	5.53	5.28	(3.55)	—	(3.55)	$16.95	39.13%	2.00%	2.00%	(1.66)%	(1.66)%	44%	$21,836
2020	$14.54	(0.20)	3.23	3.03	(2.35)	—	(2.35)	$15.22	23.73%	2.00%	2.00%	(1.47)%	(1.47)%	85%	$31,677
2019	$17.18	(0.19)	1.87	1.68	(4.32)	—	(4.32)	$14.54	16.06%	2.00%	2.00%	(1.38)%	(1.38)%	82%	$39,794
2018	$18.22	(0.23)	1.30	1.07	(2.11)	—	(2.11)	$17.18	6.13%	2.00%	2.00%	(1.30)%	(1.30)%	85%	$57,552
R Class
2022	$25.91	(0.20)	(6.94)	(7.14)	(3.12)	(0.14)	(3.26)	$15.51	(30.98)%	1.51%	1.51%	(1.12)%	(1.12)%	47%	$22,855
2021	$21.57	(0.27)	8.16	7.89	(3.55)	—	(3.55)	$25.91	39.80%	1.50%	1.50%	(1.16)%	(1.16)%	44%	$37,753
2020	$19.58	(0.18)	4.52	4.34	(2.35)	—	(2.35)	$21.57	24.37%	1.50%	1.50%	(0.97)%	(0.97)%	85%	$31,862
2019	$21.43	(0.17)	2.64	2.47	(4.32)	—	(4.32)	$19.58	16.66%	1.50%	1.50%	(0.88)%	(0.88)%	82%	$32,803
2018	$22.13	(0.18)	1.59	1.41	(2.11)	—	(2.11)	$21.43	6.62%	1.50%	1.50%	(0.80)%	(0.80)%	85%	$32,464

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2022	$33.26	(0.11)	(9.16)	(9.27)	(3.12)	(0.14)	(3.26)	$20.73	(30.50)%	0.81%	0.81%	(0.42)%	(0.42)%	47%	$371
2021	$26.66	(0.14)	10.29	10.15	(3.55)	—	(3.55)	$33.26	40.78%	0.80%	0.80%	(0.46)%	(0.46)%	44%	$973
2020	$23.52	(0.04)	5.53	5.49	(2.35)	—	(2.35)	$26.66	25.25%	0.80%	0.80%	(0.27)%	(0.27)%	85%	$1,339
2019	$24.66	(0.04)	3.22	3.18	(4.32)	—	(4.32)	$23.52	17.50%	0.80%	0.80%	(0.18)%	(0.18)%	82%	$3,663
2018	$25.00	(0.04)	1.81	1.77	(2.11)	—	(2.11)	$24.66	7.35%	0.80%	0.80%	(0.10)%	(0.10)%	85%	$3,053
R6 Class
2022	$33.93	(0.07)	(9.37)	(9.44)	(3.12)	(0.14)	(3.26)	$21.23	(30.38)%	0.66%	0.66%	(0.27)%	(0.27)%	47%	$154,825
2021	$27.10	(0.09)	10.47	10.38	(3.55)	—	(3.55)	$33.93	40.98%	0.65%	0.65%	(0.31)%	(0.31)%	44%	$194,829
2020	$23.84	(0.03)	5.64	5.61	(2.35)	—	(2.35)	$27.10	25.43%	0.65%	0.65%	(0.12)%	(0.12)%	85%	$148,536
2019	$24.90	(0.01)	3.27	3.26	(4.32)	—	(4.32)	$23.84	17.68%	0.65%	0.65%	(0.03)%	(0.03)%	82%	$134,822
2018	$25.19	0.02	1.80	1.82	(2.11)	—	(2.11)	$24.90	7.51%	0.65%	0.65%	0.05%	0.05%	85%	$132,651
G Class
2022(4)	$24.55	0.06	(3.12)	(3.06)	(0.04)	(0.14)	(0.18)	$21.31	(12.57)%	0.01%(5)	0.66%(5)	0.43%(5)	(0.22)%(5)	47%(6)	$935,941

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)March 1, 2022 (commencement of sale) through October 31, 2022.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Heritage Fund of the American Century Mutual Funds, Inc. as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

33

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
34

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees,
35

costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
36

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$24,005,100,401	$1,121,808,198
Chris H. Cheesman	$24,198,214,355	$928,694,244
Rajesh K. Gupta	$24,143,807,378	$983,101,221
Lynn M. Jenkins	$24,034,830,602	$1,092,077,997
Gary C. Meltzer	$24,134,760,750	$992,147,849

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2022.

For corporate taxpayers, the fund hereby designates $34,391,607, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $161,008,056 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2022.

The fund hereby designates $504,349,639, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2022.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90977 2212

Annual Report

October 31, 2022

Select Fund
Investor Class (TWCIX)
I Class (TWSIX)
Y Class (ASLWX)
A Class (TWCAX)
C Class (ACSLX)
R Class (ASERX)
R5 Class (ASLGX)
R6 Class (ASDEX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	-23.66%	11.33%	13.37%	—	6/30/71
Russell 1000 Growth Index	—	-24.60%	12.58%	14.68%	—	—
I Class	TWSIX	-23.51%	11.55%	13.60%	—	3/13/97
Y Class	ASLWX	-23.39%	11.73%	—	13.23%	4/10/17
A Class	TWCAX					8/8/97
No sales charge		-23.85%	11.05%	13.09%	—
With sales charge		-28.23%	9.74%	12.41%	—
C Class	ACSLX	-24.42%	10.22%	12.23%	—	1/31/03
R Class	ASERX	-24.04%	10.78%	12.81%	—	7/29/05
R5 Class	ASLGX	-23.51%	11.54%	—	13.04%	4/10/17
R6 Class	ASDEX	-23.39%	11.72%	—	13.27%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Although the fund’s actual inception date was October 31,1958, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $35,070

Russell 1000 Growth Index — $39,370

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.99%	0.79%	0.64%	1.24%	1.99%	1.49%	0.79%	0.64%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Chris Krantz

Performance Summary

Select returned -23.66%* for the 12 months ended October 31, 2022, outperforming the -24.60% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks fell sharply over the past 12 months, with the heaviest losses coming from late 2021 through midyear 2022. The downturn began amid a combination of factors—the new omicron variant of COVID-19, rising inflation, the Federal Reserve signaling interest rate increases—that led to investors moving to more defensive positioning. The market action was marked by a rotation out of the highest-growth stocks and pandemic winners into either lower growth or more traditional cyclical value stocks. Market declines intensified after Russia invaded Ukraine, exacerbating already stretched supply chains and leading to soaring oil prices that helped drive inflation to four-decade highs. Within the Russell 1000 Growth Index, energy was by far the top-performing sector, benefiting from rising prices and increased demand amid limited supplies. Consumer staples and utilities posted modest gains, while all other sectors recorded double-digit losses.

Stock selection in the health care and information technology sectors helped drive outperformance relative to the benchmark. An underweight allocation to industrials detracted, as did positioning in the consumer staples sector.

Health Care Stocks Were Top Contributors

In the health care sector, UnitedHealth Group recorded solid quarterly results and modestly increased its earnings guidance. We believe it is the leading disruptor of the health care delivery model in the U.S. by working to change incentives and lower costs in the sector using prevention-based care. Bristol-Myers Squibb benefited from investors’ preference for more defensive, dividend-paying large-capitalization pharmaceuticals. We like this science-driven biopharmaceutical company that has a good track record of blockbuster drug development. The company’s revenue and earnings growth have been strong. Regeneron Pharmaceuticals reported better-than-expected revenue and earnings in August. In September, it announced strong trial results for Eylea, its drug for wet age-related macular degeneration. In addition, Regeneron recently released positive clinical trial data for particularly hard-to-treat prostate cancer. Vertex Pharmaceuticals is an innovative biotechnology company creating transformative medicines. The company beat expectations on revenues and has strong cash flows powered by its cystic fibrosis treatment. It is making meaningful progress on a number of different indications, including sickle cell anemia and diabetes.

Other top contributors included Apple. The consumer electronics giant continued to see solid demand for its products and services and beat analysts’ revenue and earnings expectations. Mastercard outperformed after the digital payments company reported better-than-expected quarterly revenue and earnings. Mastercard attributed the strength to resilient consumer spending and recovering cross-border travel. Not owning Netflix benefited relative performance. The streaming video service announced more layoffs amid weak subscriber growth. An expected renormalization of subscriber growth following the gains of the pandemic has not materialized.

Industrials Stocks Hampered Relative Performance

We had no exposure to several industries in the industrials sector, including aerospace and defense stocks. The industry benefited from anticipation of increased defense spending in the

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

wake of Russia’s invasion of Ukraine. Stock selection and an underweight allocation hurt relative performance in the consumer staples sector. We did not own several beverage and food product companies that outperformed.

Elsewhere, PayPal Holdings delivered quarterly and 2022 guidance below expectations, with deceleration in key metrics. This digital payments company announced a pivot in its strategy to focus less on user growth and more on engagement, which creates uncertainty around its long-term growth rate. The stock of Atlassian, a project management software provider, declined along with other high-growth technology stocks as investors rotated to value holdings amid rising rates and geopolitical concerns. We continue to believe the company offers a very attractive product in terms of value and pricing relative to usage.

Other detractors included Eli Lilly & Co. and AbbVie. Eli Lilly’s strength came from strong data for the pharmaceutical company’s drug Tirzepatide for diabetes and potentially also obesity. AbbVie’s stock price benefited from investors looking for relatively safer havens. Our lack of exposure to these benchmark components detracted from relative performance. In addition, Google’s parent Alphabet detracted. Management reported results in line with lowered expectations given recent economic weakness. Its cloud and search units were strong, but YouTube revenues slowed sharply. Nevertheless, the company’s advertising business has proven to be more resilient than other platforms amid economic weakness and digital privacy initiatives.

Outlook

War, inflation and recession risk all suggest difficult, volatile conditions ahead. Markets will continue to deal with the contrasting risks of rising inflation and interest rates, even as the global economy teeters on the verge of recession. We remain confident in our belief that high-quality companies with a capability for sustained long-term growth can outperform over time. Our portfolio positioning reflects where we are finding attractive, well-run stable growth companies as a result of the application of that philosophy and process.

At the end of the reporting period, our largest sector overweight relative to the benchmark was communication services. The sector encompasses entertainment and communication stocks, including large portfolio holding Google’s parent Alphabet. While the stock faces macroeconomic challenges, we believe it is attractively priced with a compelling risk/reward profile going forward. Industrials was the largest sector underweight.

6

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	97.5%
Convertible Bonds	0.4%
Short-Term Investments	2.8%
Other Assets and Liabilities	(0.7)%

Top Five Industries	% of net assets
Technology Hardware, Storage and Peripherals	15.9%
Software	10.5%
Interactive Media and Services	8.7%
IT Services	7.8%
Semiconductors and Semiconductor Equipment	7.4%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$912.30	$4.63	0.96%
I Class	$1,000	$913.30	$3.67	0.76%
Y Class	$1,000	$914.00	$2.94	0.61%
A Class	$1,000	$911.30	$5.83	1.21%
C Class	$1,000	$907.80	$9.43	1.96%
R Class	$1,000	$910.10	$7.03	1.46%
R5 Class	$1,000	$913.20	$3.66	0.76%
R6 Class	$1,000	$914.00	$2.94	0.61%
Hypothetical
Investor Class	$1,000	$1,020.37	$4.89	0.96%
I Class	$1,000	$1,021.37	$3.87	0.76%
Y Class	$1,000	$1,022.13	$3.11	0.61%
A Class	$1,000	$1,019.11	$6.16	1.21%
C Class	$1,000	$1,015.33	$9.96	1.96%
R Class	$1,000	$1,017.85	$7.43	1.46%
R5 Class	$1,000	$1,021.37	$3.87	0.76%
R6 Class	$1,000	$1,022.13	$3.11	0.61%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2022

	Shares/Principal Amount	Value
COMMON STOCKS — 97.5%
Automobiles — 3.8%
Tesla, Inc.(1)	621,100	$141,325,094
Beverages — 2.9%
Constellation Brands, Inc., Class A	290,400	71,752,032
Diageo PLC	874,500	35,987,827
		107,739,859
Biotechnology — 5.7%
Biogen, Inc.(1)	216,400	61,336,416
Regeneron Pharmaceuticals, Inc.(1)	108,200	81,014,750
Vertex Pharmaceuticals, Inc.(1)	222,200	69,326,400
		211,677,566
Capital Markets — 1.5%
MSCI, Inc.	94,100	44,119,726
S&P Global, Inc.	40,500	13,010,625
		57,130,351
Energy Equipment and Services — 1.1%
ChampionX Corp.	1,395,500	39,939,210
Entertainment — 1.6%
Electronic Arts, Inc.	184,800	23,277,408
Walt Disney Co.(1)	337,300	35,935,942
		59,213,350
Equity Real Estate Investment Trusts (REITs) — 0.6%
Equinix, Inc.	36,400	20,618,416
Food and Staples Retailing — 1.8%
Costco Wholesale Corp.	130,200	65,295,300
Health Care Equipment and Supplies — 0.6%
Penumbra, Inc.(1)	131,100	22,479,717
Health Care Providers and Services — 4.7%
UnitedHealth Group, Inc.	316,300	175,593,945
Hotels, Restaurants and Leisure — 1.0%
Airbnb, Inc., Class A(1)	359,900	38,476,909
Interactive Media and Services — 8.7%
Alphabet, Inc., Class A(1)	1,656,400	156,546,364
Alphabet, Inc., Class C(1)	1,600,000	151,456,000
Meta Platforms, Inc., Class A(1)	185,400	17,271,864
		325,274,228
Internet and Direct Marketing Retail — 5.9%
Amazon.com, Inc.(1)	2,126,000	217,787,440
IT Services — 7.7%
Mastercard, Inc., Class A	506,600	166,255,988
PayPal Holdings, Inc.(1)	358,500	29,963,430
Visa, Inc., Class A	445,100	92,206,916
		288,426,334
Life Sciences Tools and Services — 1.8%
Danaher Corp.	264,700	66,617,049
Machinery — 3.4%
FANUC Corp.	153,200	20,046,468
10

	Shares/Principal Amount	Value
Graco, Inc.	906,600	$63,081,228
Otis Worldwide Corp.	620,500	43,832,120
		126,959,816
Oil, Gas and Consumable Fuels — 0.6%
Sitio Royalties Corp.(2)	807,300	22,895,028
Personal Products — 0.5%
Estee Lauder Cos., Inc., Class A	87,100	17,462,679
Pharmaceuticals — 1.8%
Bristol-Myers Squibb Co.	859,100	66,554,477
Professional Services — 0.4%
Verisk Analytics, Inc.	90,800	16,600,964
Road and Rail — 0.5%
Canadian Pacific Railway Ltd.	232,000	17,295,056
Semiconductors and Semiconductor Equipment — 7.4%
Advanced Micro Devices, Inc.(1)	289,400	17,381,364
Analog Devices, Inc.	543,400	77,499,708
KLA Corp.	142,900	45,220,705
NVIDIA Corp.	497,100	67,093,587
Texas Instruments, Inc.	423,500	68,026,805
		275,222,169
Software — 10.5%
Adobe, Inc.(1)	104,200	33,187,700
Atlassian Corp., Class A(1)	215,400	43,668,042
Crowdstrike Holdings, Inc., Class A(1)	126,000	20,311,200
Microsoft Corp.	1,070,000	248,379,100
Roper Technologies, Inc.	26,000	10,778,040
Salesforce, Inc.(1)	118,300	19,234,397
Zscaler, Inc.(1)	95,500	14,716,550
		390,275,029
Specialty Retail — 5.9%
Home Depot, Inc.	236,500	70,034,745
Lowe's Cos., Inc.	399,700	77,921,515
TJX Cos., Inc.	151,500	10,923,150
Tractor Supply Co.	278,200	61,140,014
		220,019,424
Technology Hardware, Storage and Peripherals — 15.9%
Apple, Inc.	3,868,400	593,180,456
Textiles, Apparel and Luxury Goods — 1.2%
NIKE, Inc., Class B	498,200	46,173,176
TOTAL COMMON STOCKS (Cost $1,596,855,365)		3,630,233,042
CONVERTIBLE BONDS — 0.4%
Biotechnology — 0.3%
Ascendis Pharma A/S, 2.25%, 4/1/28(3)	$10,437,000	10,260,615
IT Services — 0.1%
Block, Inc., 0.50%, 5/15/23	5,601,000	5,885,251
TOTAL CONVERTIBLE BONDS (Cost $15,951,918)		16,145,866
SHORT-TERM INVESTMENTS — 2.8%
Money Market Funds — 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class	140,317	140,317
11

	Shares/Principal Amount	Value
State Street Navigator Securities Lending Government Money Market Portfolio(4)	22,104,322	$22,104,322
		22,244,639
Repurchase Agreements — 2.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $15,845,134), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $15,539,043)		15,537,770
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 1.50%, 5/31/26 - 11/30/28, valued at $67,957,526), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $66,630,552)		66,625,000
		82,162,770
TOTAL SHORT-TERM INVESTMENTS (Cost $104,407,409)		104,407,409
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $1,717,214,692)		3,750,786,317
OTHER ASSETS AND LIABILITIES — (0.7)%		(27,165,670)
TOTAL NET ASSETS — 100.0%		$3,723,620,647

WRITTEN OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Underlying Notional Amount	Premiums Received	Value
Apple, Inc.	1,200	Call	$165.00	11/18/22	$18,400,800	$(209,828)	$(97,200)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	474,208	USD	348,252	Goldman Sachs & Co.	12/30/22	$93
CAD	552,160	USD	401,488	Goldman Sachs & Co.	12/30/22	4,119
USD	11,635,281	CAD	15,684,592	Goldman Sachs & Co.	12/30/22	113,656
USD	496,360	CAD	675,584	Goldman Sachs & Co.	12/30/22	88
USD	364,104	CAD	496,944	Goldman Sachs & Co.	12/30/22	(943)
USD	359,199	CAD	495,320	Morgan Stanley	12/30/22	(4,655)
						$112,358

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $22,895,028. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $10,260,615, which represented 0.3% of total net assets.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $23,380,795, which includes securities collateral of $1,276,473.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $1,695,110,370) — including $22,895,028 of securities on loan	$3,728,681,995
Investment made with cash collateral received for securities on loan, at value (cost of $22,104,322)	22,104,322
Total investment securities, at value (cost of $1,717,214,692)	3,750,786,317
Foreign currency holdings, at value (cost of $27,537)	27,502
Receivable for capital shares sold	277,403
Unrealized appreciation on forward foreign currency exchange contracts	117,956
Dividends and interest receivable	2,286,806
Securities lending receivable	17,080
3,753,513,064

Liabilities
Written options, at value (premiums received $209,828)	97,200
Payable for collateral received for securities on loan	22,104,322
Payable for investments purchased	2,950,921
Payable for capital shares redeemed	1,762,194
Unrealized depreciation on forward foreign currency exchange contracts	5,598
Accrued management fees	2,847,570
Distribution and service fees payable	14,461
Accrued other expenses	110,151
29,892,417

Net Assets	$3,723,620,647

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,371,360,358
Distributable earnings	2,352,260,289
$3,723,620,647

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$3,417,397,868	39,054,046	$87.50
I Class, $0.01 Par Value	$120,050,571	1,332,566	$90.09
Y Class, $0.01 Par Value	$68,908,147	759,834	$90.69
A Class, $0.01 Par Value	$51,336,418	610,438	$84.10
C Class, $0.01 Par Value	$2,598,170	37,005	$70.21
R Class, $0.01 Par Value	$3,638,862	44,235	$82.26
R5 Class, $0.01 Par Value	$9,910	110	$90.09
R6 Class, $0.01 Par Value	$59,680,701	659,027	$90.56
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $89.23 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $75,603)	$28,479,432
Interest	790,121
Securities lending, net	33,025
29,302,578

Expenses:
Management fees	42,170,311
Distribution and service fees:
A Class	152,274
C Class	34,123
R Class	19,748
Directors' fees and expenses	115,286
Other expenses	144,230
42,635,972
Fees waived(1)	(1,614,656)
41,021,316

Net investment income (loss)	(11,718,738)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	341,820,284
Forward foreign currency exchange contract transactions	797,309
Written options contract transactions	899,842
Foreign currency translation transactions	(64,244)
343,453,191

Change in net unrealized appreciation (depreciation) on:
Investments	(1,516,584,762)
Forward foreign currency exchange contracts	475,699
Written options contracts	112,628
Translation of assets and liabilities in foreign currencies	(5,412)
(1,516,001,847)

Net realized and unrealized gain (loss)	(1,172,548,656)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,184,267,394)
(1)Amount consists of $1,497,633, $51,322, $32,730, $22,673, $1,256, $1,480, $4 and $7,558 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$(11,718,738)	$(16,451,537)
Net realized gain (loss)	343,453,191	394,062,754
Change in net unrealized appreciation (depreciation)	(1,516,001,847)	1,143,036,977
Net increase (decrease) in net assets resulting from operations	(1,184,267,394)	1,520,648,194

Distributions to Shareholders
From earnings:
Investor Class	(367,899,374)	(240,030,213)
I Class	(11,838,751)	(7,922,820)
Y Class	(7,876,454)	(4,985,113)
A Class	(5,779,062)	(3,739,458)
C Class	(386,505)	(416,002)
R Class	(370,140)	(245,807)
R5 Class	(978)	(604)
R6 Class	(492,899)	(271,184)
Decrease in net assets from distributions	(394,644,163)	(257,611,201)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	183,740,003	(1,114,068)

Net increase (decrease) in net assets	(1,395,171,554)	1,261,922,925

Net Assets
Beginning of period	5,118,792,201	3,856,869,276
End of period	$3,723,620,647	$5,118,792,201

See Notes to Financial Statements.
15

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

16

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$22,104,322	—	—	—	$22,104,322
Gross amount of recognized liabilities for securities lending transactions					$22,104,322
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

18

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). From November 1, 2021 through July 31, 2022, the investment advisor agreed to waive a portion of the fund's management fee such that the management fee did not exceed 0.954% for Investor Class, A Class, C Class and R Class, 0.754% for I Class and R5 Class, and 0.604% for Y Class and R6 Class. Effective August 1, 2022, the investment advisor agreed to waive a portion of the fund's management fee such that the management fee does not exceed 0.937% for Investor Class, A Class, C Class and R Class, 0.737% for I Class and R5 Class, and 0.587% for Y Class and R6 Class. The investment advisor expects this waiver arrangement to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.99%	0.95%
I Class	0.600% to 0.790%	0.79%	0.75%
Y Class	0.450% to 0.640%	0.64%	0.60%
A Class	0.800% to 0.990%	0.99%	0.95%
C Class	0.800% to 0.990%	0.99%	0.95%
R Class	0.800% to 0.990%	0.99%	0.95%
R5 Class	0.600% to 0.790%	0.79%	0.75%
R6 Class	0.450% to 0.640%	0.64%	0.60%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2022 were $644,711,709 and $936,446,572, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2022		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	475,000,000		475,000,000
Sold	961,456	$97,839,389	892,572	$96,405,055
Issued in reinvestment of distributions	3,012,004	350,115,324	2,304,332	226,851,440
Redeemed	(3,355,187)	(334,401,604)	(3,050,748)	(327,630,332)
	618,273	113,553,109	146,156	(4,373,837)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	290,331	29,975,712	241,612	26,516,887
Issued in reinvestment of distributions	94,457	11,283,831	75,030	7,559,973
Redeemed	(281,924)	(28,747,163)	(336,569)	(36,292,186)
	102,864	12,512,380	(19,927)	(2,215,326)
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	195,249	20,961,209	539,904	62,766,563
Issued in reinvestment of distributions	65,028	7,809,242	48,856	4,939,354
Redeemed	(311,173)	(32,029,898)	(532,009)	(61,052,630)
	(50,896)	(3,259,447)	56,751	6,653,287
A Class/Shares Authorized	30,000,000		40,000,000
Sold	63,203	6,035,283	64,313	6,610,145
Issued in reinvestment of distributions	50,370	5,639,954	38,481	3,669,198
Redeemed	(110,162)	(10,511,367)	(94,091)	(9,834,703)
	3,411	1,163,870	8,703	444,640
C Class/Shares Authorized	20,000,000		30,000,000
Sold	4,731	394,505	6,208	568,197
Issued in reinvestment of distributions	4,031	379,383	5,050	413,834
Redeemed	(12,297)	(943,621)	(38,754)	(3,272,318)
	(3,535)	(169,733)	(27,496)	(2,290,287)
R Class/Shares Authorized	20,000,000		30,000,000
Sold	11,613	1,074,576	9,167	939,879
Issued in reinvestment of distributions	3,372	370,140	2,207	206,867
Redeemed	(8,546)	(800,152)	(11,240)	(1,143,785)
	6,439	644,564	134	2,961
R5 Class/Shares Authorized	20,000,000		30,000,000
Issued in reinvestment of distributions	8	978	6	604
R6 Class/Shares Authorized	30,000,000		40,000,000
Sold	626,176	61,006,124	13,479	1,430,105
Issued in reinvestment of distributions	4,066	487,636	2,671	269,645
Redeemed	(22,329)	(2,199,478)	(9,294)	(1,035,860)
	607,913	59,294,282	6,856	663,890
Net increase (decrease)	1,284,477	$183,740,003	171,183	$(1,114,068)

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,556,903,691	$73,329,351	—
Convertible Bonds	—	16,145,866	—
Short-Term Investments	22,244,639	82,162,770	—
	$3,579,148,330	$171,637,987	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$117,956	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$5,598	—
Written Options Contracts	$97,200	—	—
	$97,200	$5,598	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 1,138 written options contracts.
21

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $15,095,088.

Value of Derivative Instruments as of October 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Written Options	—	Written Options	$97,200
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$117,956	Unrealized depreciation on forward foreign currency exchange contracts	5,598
		$117,956		$102,798
Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$899,842	Change in net unrealized appreciation (depreciation) on written options contracts	$112,628
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	797,309	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	475,699
		$1,697,151		$588,327

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were a
s follows:

	2022	2021
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$394,644,163	$257,611,201

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,717,214,773
Gross tax appreciation of investments	$2,129,018,201
Gross tax depreciation of investments	(95,446,657)
Net tax appreciation (depreciation) of investments	2,033,571,544
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	102,096
Net tax appreciation (depreciation)	$2,033,673,640
Undistributed ordinary income	—
Accumulated long-term gains	$327,123,888
Late-year ordinary loss deferral	$(8,537,239)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gain (losses) on certain foreign currency exchange contracts.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$124.12	(0.28)	(26.71)	(26.99)	—	(9.63)	(9.63)	$87.50	(23.66)%	0.96%	1.00%	(0.28)%	(0.32)%	15%	$3,417,398
2021	$93.93	(0.40)	36.91	36.51	—	(6.32)	(6.32)	$124.12	40.63%	0.97%	0.99%	(0.37)%	(0.39)%	11%	$4,770,672
2020	$78.58	(0.13)	19.83	19.70	—	(4.35)	(4.35)	$93.93	26.10%	0.97%	0.99%	(0.15)%	(0.17)%	16%	$3,596,722
2019	$73.74	—(3)	10.42	10.42	(0.03)	(5.55)	(5.58)	$78.58	15.98%	0.97%	0.99%	0.00%(4)	(0.02)%	17%	$3,054,007
2018	$71.92	0.04	6.20	6.24	(0.21)	(4.21)	(4.42)	$73.74	8.94%	0.97%	0.99%	0.06%	0.04%	22%	$2,835,970
I Class
2022	$127.27	(0.08)	(27.47)	(27.55)	—	(9.63)	(9.63)	$90.09	(23.51)%	0.76%	0.80%	(0.08)%	(0.12)%	15%	$120,051
2021	$95.99	(0.19)	37.79	37.60	—	(6.32)	(6.32)	$127.27	40.90%	0.77%	0.79%	(0.17)%	(0.19)%	11%	$156,502
2020	$80.06	0.05	20.23	20.28	—	(4.35)	(4.35)	$95.99	26.35%	0.77%	0.79%	0.05%	0.03%	16%	$119,954
2019	$75.02	0.13	10.63	10.76	(0.17)	(5.55)	(5.72)	$80.06	16.22%	0.77%	0.79%	0.20%	0.18%	17%	$105,310
2018	$73.11	0.19	6.29	6.48	(0.36)	(4.21)	(4.57)	$75.02	9.15%	0.77%	0.79%	0.26%	0.24%	22%	$70,986

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$127.87	0.07	(27.62)	(27.55)	—	(9.63)	(9.63)	$90.69	(23.39)%	0.61%	0.65%	0.07%	0.03%	15%	$68,908
2021	$96.28	(0.03)	37.94	37.91	—	(6.32)	(6.32)	$127.87	41.11%	0.62%	0.64%	(0.02)%	(0.04)%	11%	$103,669
2020	$80.17	0.16	20.30	20.46	—	(4.35)	(4.35)	$96.28	26.55%	0.62%	0.64%	0.20%	0.18%	16%	$72,595
2019	$75.13	0.22	10.64	10.86	(0.27)	(5.55)	(5.82)	$80.17	16.38%	0.62%	0.64%	0.35%	0.33%	17%	$46,034
2018	$73.13	0.28	6.33	6.61	(0.40)	(4.21)	(4.61)	$75.13	9.34%	0.62%	0.64%	0.41%	0.39%	22%	$14,529
A Class
2022	$119.94	(0.51)	(25.70)	(26.21)	—	(9.63)	(9.63)	$84.10	(23.85)%	1.21%	1.25%	(0.53)%	(0.57)%	15%	$51,336
2021	$91.18	(0.65)	35.73	35.08	—	(6.32)	(6.32)	$119.94	40.26%	1.22%	1.24%	(0.62)%	(0.64)%	11%	$72,806
2020	$76.58	(0.33)	19.28	18.95	—	(4.35)	(4.35)	$91.18	25.79%	1.22%	1.24%	(0.40)%	(0.42)%	16%	$54,558
2019	$72.15	(0.18)	10.16	9.98	—	(5.55)	(5.55)	$76.58	15.69%	1.22%	1.24%	(0.25)%	(0.27)%	17%	$42,013
2018	$70.45	(0.14)	6.07	5.93	(0.02)	(4.21)	(4.23)	$72.15	8.67%	1.22%	1.24%	(0.19)%	(0.21)%	22%	$39,459
C Class
2022	$102.40	(1.05)	(21.51)	(22.56)	—	(9.63)	(9.63)	$70.21	(24.42)%	1.96%	2.00%	(1.28)%	(1.32)%	15%	$2,598
2021	$79.23	(1.21)	30.70	29.49	—	(6.32)	(6.32)	$102.40	39.23%	1.97%	1.99%	(1.37)%	(1.39)%	11%	$4,151
2020	$67.55	(0.82)	16.85	16.03	—	(4.35)	(4.35)	$79.23	24.85%	1.97%	1.99%	(1.15)%	(1.17)%	16%	$5,390
2019	$64.79	(0.63)	8.94	8.31	—	(5.55)	(5.55)	$67.55	14.82%	1.97%	1.99%	(1.00)%	(1.02)%	17%	$5,523
2018	$64.11	(0.62)	5.51	4.89	—	(4.21)	(4.21)	$64.79	7.86%	1.97%	1.99%	(0.94)%	(0.96)%	22%	$5,700

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$117.80	(0.74)	(25.17)	(25.91)	—	(9.63)	(9.63)	$82.26	(24.04)%	1.46%	1.50%	(0.78)%	(0.82)%	15%	$3,639
2021	$89.86	(0.90)	35.16	34.26	—	(6.32)	(6.32)	$117.80	39.92%	1.47%	1.49%	(0.87)%	(0.89)%	11%	$4,452
2020	$75.71	(0.53)	19.03	18.50	—	(4.35)	(4.35)	$89.86	25.48%	1.47%	1.49%	(0.65)%	(0.67)%	16%	$3,384
2019	$71.56	(0.36)	10.06	9.70	—	(5.55)	(5.55)	$75.71	15.40%	1.47%	1.49%	(0.50)%	(0.52)%	17%	$3,019
2018	$70.05	(0.30)	6.02	5.72	—	(4.21)	(4.21)	$71.56	8.41%	1.47%	1.49%	(0.44)%	(0.46)%	22%	$2,259
R5 Class
2022	$127.28	(0.08)	(27.48)	(27.56)	—	(9.63)	(9.63)	$90.09	(23.51)%	0.76%	0.80%	(0.08)%	(0.12)%	15%	$10
2021	$95.99	(0.18)	37.79	37.61	—	(6.32)	(6.32)	$127.28	40.91%	0.77%	0.79%	(0.17)%	(0.19)%	11%	$13
2020	$80.07	0.03	20.24	20.27	—	(4.35)	(4.35)	$95.99	26.34%	0.77%	0.79%	0.05%	0.03%	16%	$9
2019	$75.04	0.13	10.62	10.75	(0.17)	(5.55)	(5.72)	$80.07	16.20%	0.77%	0.79%	0.20%	0.18%	17%	$7
2018	$73.10	0.18	6.28	6.46	(0.31)	(4.21)	(4.52)	$75.04	9.13%	0.77%	0.79%	0.26%	0.24%	22%	$6
R6 Class
2022	$127.70	0.06	(27.57)	(27.51)	—	(9.63)	(9.63)	$90.56	(23.39)%	0.61%	0.65%	0.07%	0.03%	15%	$59,681
2021	$96.16	(0.02)	37.88	37.86	—	(6.32)	(6.32)	$127.70	41.11%	0.62%	0.64%	(0.02)%	(0.04)%	11%	$6,527
2020	$80.08	0.16	20.27	20.43	—	(4.35)	(4.35)	$96.16	26.54%	0.62%	0.64%	0.20%	0.18%	16%	$4,256
2019	$75.05	0.25	10.60	10.85	(0.27)	(5.55)	(5.82)	$80.08	16.39%	0.62%	0.64%	0.35%	0.33%	17%	$2,544
2018	$73.13	0.31	6.29	6.60	(0.47)	(4.21)	(4.68)	$75.05	9.33%	0.62%	0.64%	0.41%	0.39%	22%	$1,708

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Amount is less than $0.005.
(4)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Select Fund of the American Century Mutual Funds, Inc. as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the
33

Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The
34

unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee such that the Investor Class management fee not exceed 0.937% for at least one year beginning August 1, 2022. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
35

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$24,005,100,401	$1,121,808,198
Chris H. Cheesman	$24,198,214,355	$928,694,244
Rajesh K. Gupta	$24,143,807,378	$983,101,221
Lynn M. Jenkins	$24,034,830,602	$1,092,077,997
Gary C. Meltzer	$24,134,760,750	$992,147,849

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $410,189,095, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2022.

The fund utilized earnings and profits of $15,544,932 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90969 2212

Annual Report

October 31, 2022

Small Cap Growth Fund
Investor Class (ANOIX)
I Class (ANONX)
Y Class (ANOYX)
A Class (ANOAX)
C Class (ANOCX)
R Class (ANORX)
R5 Class (ANOGX)
R6 Class (ANODX)
G Class (ANOHX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	-26.71%	10.60%	12.54%	—	6/1/01
Russell 2000 Growth Index	—	-26.02%	5.17%	10.14%	—	—
I Class	ANONX	-26.59%	10.82%	12.77%	—	5/18/07
Y Class	ANOYX	-26.45%	10.99%	—	12.74%	4/10/17
A Class	ANOAX					1/31/03
No sales charge		-26.89%	10.33%	12.27%	—
With sales charge		-31.09%	9.02%	11.60%	—
C Class	ANOCX	-27.44%	9.50%	11.42%	—	1/31/03
R Class	ANORX	-27.12%	10.04%	11.99%	—	9/28/07
R5 Class	ANOGX	-26.56%	10.83%	—	12.57%	4/10/17
R6 Class	ANODX	-26.46%	10.99%	—	11.02%	7/26/13
G Class	ANOHX	-25.84%	—	—	11.26%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available. G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $32,601

Russell 2000 Growth Index — $26,284

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.17%	0.97%	0.82%	1.42%	2.17%	1.67%	0.97%	0.82%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jackie Wagner and Jeff Hoernemann

Performance Summary

Small Cap Growth returned -26.71%* for the 12 months ended October 31, 2022, versus the -26.02% return of the fund’s benchmark, the Russell 2000 Growth Index.

U.S. stocks fell sharply over the past 12 months, with the heaviest losses coming from late 2021 through midyear 2022. The downturn began amid a combination of factors—the new omicron variant of COVID-19, rising inflation, the Federal Reserve signaling interest rate increases—that led to investors moving to more defensive positioning. The market action was marked by a rotation out of the highest-growth stocks and pandemic winners into either higher earnings yield or more traditional cyclical value stocks. Market declines intensified after Russia invaded Ukraine, exacerbating already stretched supply chains and leading to soaring oil prices that helped drive inflation to four-decade highs. Within the Russell 2000 Growth Index, energy was by far the top-performing sector, benefiting from rising prices due to increased demand amid limited supplies. No other sector registered a gain.

Stock choices within the consumer discretionary sector hampered performance relative to the benchmark, as did an underweight allocation to energy. Stock selection in the information technology sector was the leading contributor.

Consumer Discretionary Weighed on Performance

Stock choices in the specialty retail and auto components industries detracted from relative performance in the consumer discretionary sector. Not owning energy equipment and services stocks hurt performance in the energy sector.

Individual detractors came from a variety of sectors. Health care technology company Optimize Rx saw a significant drop in marketing spending by pharmaceutical customers on its digital platform. The company blamed a slowdown in Food and Drug Administration approvals of novel branded drugs. We eliminated the holding. Tandem Diabetes Care declined during the market sell-off as investors shunned growth stocks with high valuations in favor of value-oriented holdings. We sold this maker of insulin pumps and related supplies. Tandem did not meet our expectations for new user growth and its base of pump users upgrading their devices. Health Catalyst, a data storage and analytics company, also declined along with other high-growth stocks as investors took profits after Health Catalyst reached a record high in mid-2021. Additionally, delays in customer decision making caused management to lower guidance. We sold our holding of Health Catalyst.

Goosehead Insurance, an insurance agency broker-dealer, experienced growth hiccups. First, it surprised the market by announcing increased investments that drew down earnings expectations; then, the rise in mortgage interest rates resulted in pressure on conversion activity; finally, it announced that the new CFO would be the founder’s son, which drew governance concerns. We eliminated the stock. Diversey Holdings produces and sells hygiene, infection prevention and cleaning products. Quarterly results were mixed, with most of the weakness since its initial public offering on cost headwinds and dislocations due to weather events, the COVID-19 omicron variant, oil price explosion and a weak Europe, where Diversey has an outsize portion of revenues. Tough year‐over‐year comparisons due to pantry loading during the height of the pandemic also created problems.

Cargurus operates an online automotive marketplace. Quarterly earnings missed and guidance disappointed. There are ongoing low inventory/higher rates headwinds that are creating challenges for the traditional consumer business. In addition, the company saw weaker fleet buying activity amid heavy concentration of rental car dealer exposure in the CarOffer dealer-to-dealer marketplace segment. We eliminated the stock.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Information Technology Was The Top Contributor

Stock choices in the software industry were especially helpful in the information technology sector. In IT services, the stock price of data center operator Switch rose on rumors that the company might be exploring strategic alternatives and potential offers. In May, DigitalBridge Group announced it was acquiring Switch.

In health care, stock decisions in the biotechnology industry led outperformance. Global Blood Therapeutics, a maker and developer of therapies for blood disorders, announced that it would be acquired by Pfizer for its sickle cell anemia therapies currently on the market and in development. The holding was eliminated as a result of the purchase.

Other top contributors included Matador Resources. This oil exploration and production company benefited from the rapid increase in crude oil prices driven by rising demand against flat supply and shrinking excess capacity. Matador reported earnings in excess of expectations and issued strong guidance for the year ahead. Oil exploration and production company Whitecap Resources similarly benefited from the rapid increase in crude oil prices. In addition, the company increased its reserves and raised its dividend significantly.

Our holding of Intertape Polymer Group, a maker of acrylic tape and other packaging products, outperformed and was eliminated after it announced that it would be acquired by a private equity investor. Kinsale Capital Group’s earnings came in better than expected. The provider of excess and surplus insurance benefited from strong submission activity and a hard market that is driving higher realized pricing. Kinsale is helped by its modern technology that allows it to properly model for loss trends and maintain a low expense ratio.

Outlook

Small Cap Growth’s investment process focuses on smaller companies demonstrating accelerating, sustainable growth. By focusing on inflection points in a company’s business, we strive to benefit from the market’s inefficiency in evaluating companies that are undergoing changing fundamentals. We believe that active investments in such companies will generate outperformance over time compared with the Russell 2000 Growth Index.

The past year has been difficult for stocks, especially growth stocks. At the end of the period, we had positioned the portfolio defensively given our view of decelerating economic growth amid global macro headwinds, a tightening monetary policy cycle and difficult year-over-year comparisons. Our sector positioning relative to the benchmark remains narrow, with few thematic trends. We maintained modest overweights in health care and consumer staples and underweights in energy and materials.

6

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Short-Term Investments	4.9%
Other Assets and Liabilities	(2.2)%

Top Five Industries	% of net assets
Software	10.1%
Biotechnology	8.2%
Health Care Providers and Services	6.7%
Oil, Gas and Consumable Fuels	5.5%
Health Care Equipment and Supplies	5.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$963.20	$5.84	1.18%
I Class	$1,000	$963.70	$4.85	0.98%
Y Class	$1,000	$964.50	$4.11	0.83%
A Class	$1,000	$961.90	$7.07	1.43%
C Class	$1,000	$958.60	$10.76	2.18%
R Class	$1,000	$959.80	$8.30	1.68%
R5 Class	$1,000	$963.80	$4.85	0.98%
R6 Class	$1,000	$964.50	$4.11	0.83%
G Class	$1,000	$968.30	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,019.26	$6.01	1.18%
I Class	$1,000	$1,020.27	$4.99	0.98%
Y Class	$1,000	$1,021.02	$4.23	0.83%
A Class	$1,000	$1,018.00	$7.27	1.43%
C Class	$1,000	$1,014.22	$11.07	2.18%
R Class	$1,000	$1,016.74	$8.54	1.68%
R5 Class	$1,000	$1,020.27	$4.99	0.98%
R6 Class	$1,000	$1,021.02	$4.23	0.83%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2022

	Shares	Value
COMMON STOCKS — 97.3%
Aerospace and Defense — 2.6%
Aerojet Rocketdyne Holdings, Inc.(1)	310,309	$15,034,471
CAE, Inc.(1)	891,197	17,008,201
Mercury Systems, Inc.(1)	431,493	20,884,261
		52,926,933
Auto Components — 1.1%
Fox Factory Holding Corp.(1)	265,598	23,332,784
Banks — 1.7%
Bancorp, Inc.(1)	416,091	11,475,790
Commerce Bancshares, Inc.	189,462	13,421,488
Silvergate Capital Corp., Class A(1)	183,278	10,402,859
		35,300,137
Beverages — 1.9%
Duckhorn Portfolio, Inc.(1)	955,076	13,963,211
MGP Ingredients, Inc.	220,204	24,673,858
		38,637,069
Biotechnology — 8.2%
ADC Therapeutics SA(1)(2)	407,550	1,809,522
Apellis Pharmaceuticals, Inc.(1)	207,517	12,552,703
Arcus Biosciences, Inc.(1)	92,525	2,357,537
Arcutis Biotherapeutics, Inc.(1)	531,734	9,401,057
Biohaven Ltd.(1)	380,310	6,301,737
Blueprint Medicines Corp.(1)	185,104	9,595,791
Celldex Therapeutics, Inc.(1)	177,201	6,225,071
Centessa Pharmaceuticals PLC, ADR(1)(2)	464,785	1,845,197
Cerevel Therapeutics Holdings, Inc.(1)	230,393	6,441,788
Cytokinetics, Inc.(1)	422,994	18,467,918
Fate Therapeutics, Inc.(1)	296,061	6,193,596
Halozyme Therapeutics, Inc.(1)	506,663	24,223,558
Insmed, Inc.(1)	596,642	10,333,840
Intellia Therapeutics, Inc.(1)	103,689	5,472,705
KalVista Pharmaceuticals, Inc.(1)	471,389	2,389,942
Karuna Therapeutics, Inc.(1)	62,226	13,648,651
Kinnate Biopharma, Inc.(1)(2)	288,156	2,429,155
Kymera Therapeutics, Inc.(1)	131,636	3,993,836
Natera, Inc.(1)	440,538	20,687,665
Relay Therapeutics, Inc.(1)	197,367	4,385,495
		168,756,764
Building Products — 1.5%
AZEK Co., Inc.(1)	672,367	11,773,146
Hayward Holdings, Inc.(1)(2)	1,268,050	11,729,463
Trex Co., Inc.(1)	147,558	7,096,064
		30,598,673
Capital Markets — 0.8%
StepStone Group, Inc., Class A	540,500	15,955,560
Chemicals — 0.6%
Diversey Holdings Ltd.(1)	2,129,909	11,501,509
10

	Shares	Value
Commercial Services and Supplies — 3.3%
Clean Harbors, Inc.(1)	245,121	$30,017,518
Driven Brands Holdings, Inc.(1)	1,157,041	37,002,171
		67,019,689
Communications Equipment — 0.6%
Extreme Networks, Inc.(1)	728,106	13,062,222
Construction and Engineering — 1.3%
Construction Partners, Inc., Class A(1)	838,273	26,103,821
Construction Materials — 1.3%
Eagle Materials, Inc.	87,395	10,689,283
Summit Materials, Inc., Class A(1)	634,329	16,714,569
		27,403,852
Containers and Packaging — 1.3%
AptarGroup, Inc.	88,409	8,765,752
Graphic Packaging Holding Co.	761,289	17,479,196
		26,244,948
Diversified Consumer Services — 0.5%
European Wax Center, Inc., Class A	661,843	9,517,302
Electric Utilities — 0.6%
IDACORP, Inc.	109,162	11,429,261
Electrical Equipment — 0.8%
Sensata Technologies Holding PLC	400,638	16,109,654
Electronic Equipment, Instruments and Components — 2.4%
Fabrinet(1)	67,834	7,760,209
Jabil, Inc.	391,784	25,172,122
National Instruments Corp.	437,315	16,696,687
		49,629,018
Equity Real Estate Investment Trusts (REITs) — 0.8%
Ryman Hospitality Properties, Inc.	185,755	16,517,335
Food and Staples Retailing — 2.1%
BJ's Wholesale Club Holdings, Inc.(1)	313,839	24,291,139
Grocery Outlet Holding Corp.(1)	545,999	18,875,185
		43,166,324
Food Products — 2.6%
Freshpet, Inc.(1)(2)	367,395	21,657,935
Sovos Brands, Inc.(1)	1,227,745	17,016,546
SunOpta, Inc.(1)	1,259,237	14,141,232
		52,815,713
Health Care Equipment and Supplies — 5.5%
Establishment Labs Holdings, Inc.(1)(2)	232,991	13,138,363
Inari Medical, Inc.(1)	309,369	23,799,757
Lantheus Holdings, Inc.(1)	282,659	20,913,939
NeuroPace, Inc.(1)(2)	226,557	679,671
SI-BONE, Inc.(1)	997,511	19,391,614
Silk Road Medical, Inc.(1)	483,822	21,326,874
TransMedics Group, Inc.(1)	281,511	13,574,460
		112,824,678
Health Care Providers and Services — 6.7%
Acadia Healthcare Co., Inc.(1)	261,149	21,231,414
Amedisys, Inc.(1)	81,289	7,932,993
Encompass Health Corp.	212,191	11,551,678
11

	Shares	Value
Ensign Group, Inc.	222,352	$19,962,763
HealthEquity, Inc.(1)	403,657	31,448,917
Progyny, Inc.(1)	311,462	13,850,715
R1 RCM, Inc.(1)	1,249,097	22,059,053
Tenet Healthcare Corp.(1)	222,127	9,853,554
		137,891,087
Health Care Technology — 1.5%
Evolent Health, Inc., Class A(1)	635,613	20,218,850
Schrodinger, Inc.(1)	405,562	9,721,321
		29,940,171
Hotels, Restaurants and Leisure — 4.0%
Churchill Downs, Inc.	119,894	24,927,162
Planet Fitness, Inc., Class A(1)	452,759	29,646,659
Wingstop, Inc.	167,705	26,562,795
		81,136,616
Insurance — 3.2%
Kinsale Capital Group, Inc.	105,409	33,221,755
RLI Corp.	169,133	21,999,129
Selective Insurance Group, Inc.	116,215	11,398,367
		66,619,251
Interactive Media and Services — 1.6%
Bumble, Inc., Class A(1)	412,051	10,466,095
Eventbrite, Inc., Class A(1)	1,250,327	8,214,648
QuinStreet, Inc.(1)	1,290,221	14,721,422
		33,402,165
IT Services — 1.4%
Perficient, Inc.(1)	159,561	10,685,800
Switch, Inc., Class A	560,985	19,101,539
		29,787,339
Leisure Products — 1.8%
Brunswick Corp.	285,988	20,210,772
Topgolf Callaway Brands Corp.(1)	862,286	16,141,994
		36,352,766
Life Sciences Tools and Services — 1.1%
CryoPort, Inc.(1)	412,649	11,455,136
MaxCyte, Inc.(1)(2)	1,513,490	10,473,351
		21,928,487
Machinery — 4.0%
AGCO Corp.	103,690	12,875,187
Astec Industries, Inc.	374,386	16,341,949
ATS Automation Tooling Systems, Inc.(1)	737,931	23,345,562
John Bean Technologies Corp.	197,247	17,988,926
Mueller Water Products, Inc., Class A	940,131	10,999,533
		81,551,157
Multiline Retail — 1.0%
Ollie's Bargain Outlet Holdings, Inc.(1)	369,196	20,674,976
Oil, Gas and Consumable Fuels — 5.5%
Kosmos Energy Ltd.(1)	5,354,837	34,752,892
Matador Resources Co.	662,744	44,039,339
Whitecap Resources, Inc.(2)	4,471,148	34,657,263
		113,449,494
12

	Shares	Value
Pharmaceuticals — 2.3%
Arvinas, Inc.(1)	167,296	$8,316,284
Edgewise Therapeutics, Inc.(1)(2)	453,680	4,314,497
Harmony Biosciences Holdings, Inc.(1)	231,407	12,033,164
Intra-Cellular Therapies, Inc.(1)	290,114	13,249,507
Ventyx Biosciences, Inc.(1)	269,571	8,726,013
		46,639,465
Real Estate Management and Development — 1.6%
Altus Group Ltd.(2)	440,567	15,655,190
DigitalBridge Group, Inc.	714,587	9,146,714
Tricon Residential, Inc. (Toronto)	839,370	7,073,048
		31,874,952
Road and Rail — 0.4%
Saia, Inc.(1)	45,641	9,076,169
Semiconductors and Semiconductor Equipment — 3.6%
Ambarella, Inc.(1)	101,371	5,548,035
Lattice Semiconductor Corp.(1)	491,956	23,864,785
MACOM Technology Solutions Holdings, Inc.(1)	218,140	12,623,762
Onto Innovation, Inc.(1)	263,713	17,626,577
Power Integrations, Inc.	201,045	13,411,712
		73,074,871
Software — 10.1%
Box, Inc., Class A(1)	841,228	24,437,673
Five9, Inc.(1)	167,830	10,113,436
JFrog Ltd.(1)	878,182	22,305,823
Manhattan Associates, Inc.(1)	193,997	23,603,615
nCino, Inc.(1)(2)	547,100	17,222,708
Paycor HCM, Inc.(1)	701,529	21,375,589
Paylocity Holding Corp.(1)	122,801	28,464,044
Sprout Social, Inc., Class A(1)	185,025	11,162,558
SPS Commerce, Inc.(1)	190,591	24,113,573
Tenable Holdings, Inc.(1)	601,357	24,439,149
		207,238,168
Specialty Retail — 0.6%
Leslie's, Inc.(1)(2)	828,958	11,638,570
Technology Hardware, Storage and Peripherals — 1.0%
Pure Storage, Inc., Class A(1)	657,599	20,293,505
Textiles, Apparel and Luxury Goods — 1.0%
Crocs, Inc.(1)	279,803	19,796,062
Trading Companies and Distributors — 2.3%
H&E Equipment Services, Inc.	568,366	21,461,500
MRC Global, Inc.(1)	1,036,273	10,393,818
NOW, Inc.(1)	1,265,224	16,106,302
		47,961,620
Water Utilities — 1.1%
SJW Group	324,634	22,945,131
TOTAL COMMON STOCKS (Cost $1,989,977,861)		1,992,125,268
SHORT-TERM INVESTMENTS — 4.9%
Money Market Funds — 2.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	88,975	88,975
13

	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio(3)	48,513,040	$48,513,040
		48,602,015
Repurchase Agreements — 2.5%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $10,048,053), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $9,853,949)		9,853,141
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.50%, 11/30/28, valued at $43,095,052), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $42,253,521)		42,250,000
		52,103,141
TOTAL SHORT-TERM INVESTMENTS (Cost $100,705,156)		100,705,156
TOTAL INVESTMENT SECURITIES — 102.2% (Cost $2,090,683,017)		2,092,830,424
OTHER ASSETS AND LIABILITIES — (2.2)%		(45,066,384)
TOTAL NET ASSETS — 100.0%		$2,047,764,040

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	3,929,067	USD	2,895,526	Goldman Sachs & Co.	12/30/22	$(9,303)
CAD	4,365,776	USD	3,179,665	Goldman Sachs & Co.	12/30/22	27,357
CAD	2,503,311	USD	1,824,458	Goldman Sachs & Co.	12/30/22	14,431
USD	80,086,009	CAD	107,957,542	Goldman Sachs & Co.	12/30/22	782,297
USD	2,957,534	CAD	4,050,018	Goldman Sachs & Co.	12/30/22	(17,537)
USD	2,000,349	CAD	2,700,501	Goldman Sachs & Co.	12/30/22	16,608
USD	3,440,956	CAD	4,683,406	Goldman Sachs & Co.	12/30/22	608
USD	3,217,858	CAD	4,465,869	Goldman Sachs & Co.	12/30/22	(62,691)
USD	2,027,786	CAD	2,783,442	Goldman Sachs & Co.	12/30/22	(16,882)
USD	2,308,676	CAD	3,129,671	Goldman Sachs & Co.	12/30/22	9,675
						$744,563

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $50,811,960. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $53,084,944, which includes securities collateral of $4,571,904.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $2,042,169,977) — including $50,811,960 of securities on loan	$2,044,317,384
Investment made with cash collateral received for securities on loan, at value (cost of $48,513,040)	48,513,040
Total investment securities, at value (cost of $2,090,683,017)	2,092,830,424
Receivable for investments sold	11,060,057
Receivable for capital shares sold	1,916,995
Unrealized appreciation on forward foreign currency exchange contracts	850,976
Dividends and interest receivable	147,981
Securities lending receivable	19,614
2,106,826,047

Liabilities
Payable for collateral received for securities on loan	48,513,040
Payable for investments purchased	7,120,479
Payable for capital shares redeemed	1,848,290
Unrealized depreciation on forward foreign currency exchange contracts	106,413
Accrued management fees	1,425,310
Distribution and service fees payable	29,502
Accrued other expenses	18,973
59,062,007

Net Assets	$2,047,764,040

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,223,893,208
Distributable earnings	(176,129,168)
$2,047,764,040

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$636,148,873	38,603,593	$16.48
I Class, $0.01 Par Value	$440,618,006	25,495,091	$17.28
Y Class, $0.01 Par Value	$144,975,394	8,214,206	$17.65
A Class, $0.01 Par Value	$91,898,213	5,976,342	$15.38
C Class, $0.01 Par Value	$8,889,198	710,857	$12.50
R Class, $0.01 Par Value	$9,009,565	617,772	$14.58
R5 Class, $0.01 Par Value	$2,211,203	127,853	$17.29
R6 Class, $0.01 Par Value	$417,197,350	23,647,922	$17.64
G Class, $0.01 Par Value	$296,816,238	16,203,141	$18.32
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $16.32 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $254,621)	$10,461,675
Interest	539,988
Securities lending, net	157,332
11,158,995

Expenses:
Management fees	19,498,653
Distribution and service fees:
A Class	258,154
C Class	89,085
R Class	49,693
Directors' fees and expenses	52,674
Other expenses	26,031
19,974,290
Fees waived - G Class	(2,612,250)
17,362,040

Net investment income (loss)	(6,203,045)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(170,525,905)
Forward foreign currency exchange contract transactions	5,424,803
Foreign currency translation transactions	(13,931)
(165,115,033)

Change in net unrealized appreciation (depreciation) on:
Investments	(454,061,220)
Forward foreign currency exchange contracts	2,936,510
Translation of assets and liabilities in foreign currencies	(483)
(451,125,193)

Net realized and unrealized gain (loss)	(616,240,226)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(622,443,271)

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$(6,203,045)	$(10,540,833)
Net realized gain (loss)	(165,115,033)	440,180,285
Change in net unrealized appreciation (depreciation)	(451,125,193)	165,939,821
Net increase (decrease) in net assets resulting from operations	(622,443,271)	595,579,273

Distributions to Shareholders
From earnings:
Investor Class	(122,931,535)	(62,781,510)
I Class	(76,314,465)	(43,474,342)
Y Class	(30,096,913)	(15,461,227)
A Class	(23,815,635)	(12,881,120)
C Class	(2,264,825)	(823,392)
R Class	(2,347,192)	(1,137,082)
R5 Class	(1,046,109)	(1,134)
R6 Class	(56,730,478)	(14,189,017)
G Class	(60,650,367)	(31,492,935)
Decrease in net assets from distributions	(376,197,519)	(182,241,759)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	779,423,619	353,243,408

Net increase (decrease) in net assets	(219,217,171)	766,580,922

Net Assets
Beginning of period	2,266,981,211	1,500,400,289
End of period	$2,047,764,040	$2,266,981,211

See Notes to Financial Statements.
17

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

18

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$48,513,040	—	—	—	$48,513,040
Gross amount of recognized liabilities for securities lending transactions					$48,513,040
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 10% of the shares of the fund.

20

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.100% to 1.500%	1.17%
I Class	0.900% to 1.300%	0.97%
Y Class	0.750% to 1.150%	0.82%
A Class	1.100% to 1.500%	1.17%
C Class	1.100% to 1.500%	1.17%
R Class	1.100% to 1.500%	1.17%
R5 Class	0.900% to 1.300%	0.97%
R6 Class	0.750% to 1.150%	0.82%
G Class	0.750% to 1.150%	0.00%(1)
(1)Effective annual management fee before waiver was 0.82%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $442,445 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2022 were $1,668,785,046 and $1,197,484,221, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2022		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	335,000,000		335,000,000
Sold	13,339,669	$232,213,257	5,201,148	$132,383,799
Issued in reinvestment of distributions	5,388,578	115,638,892	2,479,907	58,274,650
Redeemed	(6,364,731)	(113,460,104)	(5,592,502)	(141,184,376)
	12,363,516	234,392,045	2,088,553	49,474,073
I Class/Shares Authorized	210,000,000		210,000,000
Sold	13,495,288	251,882,616	8,344,806	219,598,270
Issued in reinvestment of distributions	3,285,206	73,818,580	1,708,377	41,616,070
Redeemed	(7,662,984)	(142,163,256)	(7,651,690)	(206,252,981)
	9,117,510	183,537,940	2,401,493	54,961,359
Y Class/Shares Authorized	45,000,000		30,000,000
Sold	5,727,995	120,183,758	2,146,541	58,617,976
Issued in reinvestment of distributions	312,106	7,150,342	125,315	3,097,792
Redeemed	(4,837,380)	(93,841,274)	(949,794)	(25,673,469)
	1,202,721	33,492,826	1,322,062	36,042,299
A Class/Shares Authorized	70,000,000		70,000,000
Sold	716,199	12,279,729	893,567	21,725,400
Issued in reinvestment of distributions	1,153,265	23,146,028	557,328	12,428,385
Redeemed	(1,086,574)	(19,044,576)	(933,351)	(22,599,792)
	782,890	16,381,181	517,544	11,553,993
C Class/Shares Authorized	20,000,000		30,000,000
Sold	248,066	3,481,441	256,593	5,394,290
Issued in reinvestment of distributions	137,205	2,254,281	42,909	822,132
Redeemed	(153,990)	(2,101,776)	(108,201)	(2,217,451)
	231,281	3,633,946	191,301	3,998,971
R Class/Shares Authorized	30,000,000		30,000,000
Sold	179,162	2,864,123	203,005	4,752,618
Issued in reinvestment of distributions	122,925	2,345,411	51,236	1,097,821
Redeemed	(195,209)	(3,158,172)	(161,724)	(3,809,826)
	106,878	2,051,362	92,517	2,040,613
R5 Class/Shares Authorized	20,000,000		30,000,000
Sold	274,361	5,403,546	265,537	6,981,382
Issued in reinvestment of distributions	46,535	1,046,109	47	1,134
Redeemed	(418,340)	(7,132,576)	(40,704)	(1,098,894)
	(97,444)	(682,921)	224,880	5,883,622
R6 Class/Shares Authorized	80,000,000		50,000,000
Sold	14,132,982	265,555,653	9,462,609	256,807,769
Issued in reinvestment of distributions	2,448,923	56,080,343	574,222	14,189,017
Redeemed	(4,630,700)	(89,487,995)	(3,069,413)	(83,050,016)
	11,951,205	232,148,001	6,967,418	187,946,770
G Class/Shares Authorized	140,000,000		140,000,000
Sold	1,674,311	37,100,478	1,374,992	38,113,576
Issued in reinvestment of distributions	2,568,842	60,650,367	1,252,702	31,492,935
Redeemed	(978,802)	(23,281,606)	(2,531,086)	(68,264,803)
	3,264,351	74,469,239	96,608	1,341,708
Net increase (decrease)	38,922,908	$779,423,619	13,902,376	$353,243,408

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,894,386,004	$97,739,264	—
Short-Term Investments	48,602,015	52,103,141	—
	$1,942,988,019	$149,842,405	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$850,976	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$106,413	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $102,361,739.

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The value of foreign currency risk derivative instruments as of October 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $850,976 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $106,413 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $5,424,803 in net realized gain (loss) on forward foreign currency exchange contract transactions and $2,936,510 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$169,173,414	$35,338,601
Long-term capital gains	$207,024,105	$146,903,158

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,103,919,986
Gross tax appreciation of investments	$250,889,024
Gross tax depreciation of investments	(261,978,586)
Net tax appreciation (depreciation) of investments	(11,089,562)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(681)
Net tax appreciation (depreciation)	$(11,090,243)
Undistributed ordinary income	$2,125,269
Accumulated short-term capital losses	$(154,138,887)
Accumulated long-term capital losses	$(13,025,307)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$27.32	(0.11)	(6.12)	(6.23)	(4.61)	$16.48	(26.71)%	1.17%	1.17%	(0.61)%	(0.61)%	61%	$636,149
2021	$22.00	(0.21)	8.25	8.04	(2.72)	$27.32	38.56%	1.17%	1.17%	(0.82)%	(0.82)%	96%	$716,869
2020	$17.54	(0.15)	5.61	5.46	(1.00)	$22.00	32.43%	1.22%	1.22%	(0.81)%	(0.81)%	141%	$531,353
2019	$18.08	(0.12)	1.91	1.79	(2.33)	$17.54	13.00%	1.28%	1.28%	(0.70)%	(0.70)%	92%	$392,956
2018	$16.70	(0.17)	1.65	1.48	(0.10)	$18.08	8.89%	1.27%	1.27%	(0.93)%	(0.93)%	116%	$386,455
I Class
2022	$28.37	(0.08)	(6.40)	(6.48)	(4.61)	$17.28	(26.59)%	0.97%	0.97%	(0.41)%	(0.41)%	61%	$440,618
2021	$22.71	(0.17)	8.55	8.38	(2.72)	$28.37	38.81%	0.97%	0.97%	(0.62)%	(0.62)%	96%	$464,632
2020	$18.04	(0.11)	5.78	5.67	(1.00)	$22.71	32.76%	1.02%	1.02%	(0.61)%	(0.61)%	141%	$317,466
2019	$18.50	(0.09)	1.96	1.87	(2.33)	$18.04	13.16%	1.08%	1.08%	(0.50)%	(0.50)%	92%	$305,249
2018	$17.04	(0.14)	1.70	1.56	(0.10)	$18.50	9.18%	1.07%	1.07%	(0.73)%	(0.73)%	116%	$371,030

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$28.83	(0.05)	(6.52)	(6.57)	(4.61)	$17.65	(26.45)%	0.82%	0.82%	(0.26)%	(0.26)%	61%	$144,975
2021	$23.02	(0.13)	8.66	8.53	(2.72)	$28.83	39.02%	0.82%	0.82%	(0.47)%	(0.47)%	96%	$202,169
2020	$18.24	(0.10)	5.88	5.78	(1.00)	$23.02	32.96%	0.87%	0.87%	(0.46)%	(0.46)%	141%	$130,958
2019	$18.65	(0.06)	1.98	1.92	(2.33)	$18.24	13.34%	0.93%	0.93%	(0.35)%	(0.35)%	92%	$6,392
2018	$17.16	(0.07)	1.66	1.59	(0.10)	$18.65	9.29%	0.92%	0.92%	(0.58)%	(0.58)%	116%	$1,778
A Class
2022	$25.87	(0.15)	(5.73)	(5.88)	(4.61)	$15.38	(26.89)%	1.42%	1.42%	(0.86)%	(0.86)%	61%	$91,898
2021	$21.00	(0.26)	7.85	7.59	(2.72)	$25.87	38.22%	1.42%	1.42%	(1.07)%	(1.07)%	96%	$134,367
2020	$16.82	(0.19)	5.37	5.18	(1.00)	$21.00	32.14%	1.47%	1.47%	(1.06)%	(1.06)%	141%	$98,200
2019	$17.49	(0.16)	1.82	1.66	(2.33)	$16.82	12.72%	1.53%	1.53%	(0.95)%	(0.95)%	92%	$80,127
2018	$16.19	(0.21)	1.61	1.40	(0.10)	$17.49	8.61%	1.52%	1.52%	(1.18)%	(1.18)%	116%	$77,764
C Class
2022	$22.08	(0.23)	(4.74)	(4.97)	(4.61)	$12.50	(27.44)%	2.17%	2.17%	(1.61)%	(1.61)%	61%	$8,889
2021	$18.38	(0.38)	6.80	6.42	(2.72)	$22.08	37.19%	2.17%	2.17%	(1.82)%	(1.82)%	96%	$10,587
2020	$14.94	(0.28)	4.72	4.44	(1.00)	$18.38	31.18%	2.22%	2.22%	(1.81)%	(1.81)%	141%	$5,298
2019	$15.92	(0.25)	1.60	1.35	(2.33)	$14.94	11.84%	2.28%	2.28%	(1.70)%	(1.70)%	92%	$4,790
2018	$14.86	(0.32)	1.48	1.16	(0.10)	$15.92	7.83%	2.27%	2.27%	(1.93)%	(1.93)%	116%	$6,227

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$24.84	(0.18)	(5.47)	(5.65)	(4.61)	$14.58	(27.12)%	1.67%	1.67%	(1.11)%	(1.11)%	61%	$9,010
2021	$20.30	(0.31)	7.57	7.26	(2.72)	$24.84	37.88%	1.67%	1.67%	(1.32)%	(1.32)%	96%	$12,690
2020	$16.33	(0.23)	5.20	4.97	(1.00)	$20.30	31.80%	1.72%	1.72%	(1.31)%	(1.31)%	141%	$8,492
2019	$17.09	(0.19)	1.76	1.57	(2.33)	$16.33	12.39%	1.78%	1.78%	(1.20)%	(1.20)%	92%	$6,099
2018	$15.86	(0.25)	1.58	1.33	(0.10)	$17.09	8.41%	1.77%	1.77%	(1.43)%	(1.43)%	116%	$5,687
R5 Class
2022	$28.39	(0.07)	(6.42)	(6.49)	(4.61)	$17.29	(26.56)%	0.97%	0.97%	(0.41)%	(0.41)%	61%	$2,211
2021	$22.73	(0.18)	8.56	8.38	(2.72)	$28.39	38.84%	0.97%	0.97%	(0.62)%	(0.62)%	96%	$6,396
2020	$18.05	(0.12)	5.80	5.68	(1.00)	$22.73	32.74%	1.02%	1.02%	(0.61)%	(0.61)%	141%	$9
2019	$18.51	(0.08)	1.95	1.87	(2.33)	$18.05	13.21%	1.08%	1.08%	(0.50)%	(0.50)%	92%	$7
2018	$17.05	(0.14)	1.70	1.56	(0.10)	$18.51	9.12%	1.07%	1.07%	(0.73)%	(0.73)%	116%	$7
R6 Class
2022	$28.82	(0.05)	(6.52)	(6.57)	(4.61)	$17.64	(26.46)%	0.82%	0.82%	(0.26)%	(0.26)%	61%	$417,197
2021	$23.01	(0.13)	8.66	8.53	(2.72)	$28.82	39.04%	0.82%	0.82%	(0.47)%	(0.47)%	96%	$337,132
2020	$18.24	(0.09)	5.86	5.77	(1.00)	$23.01	32.91%	0.87%	0.87%	(0.46)%	(0.46)%	141%	$108,820
2019	$18.65	(0.06)	1.98	1.92	(2.33)	$18.24	13.40%	0.93%	0.93%	(0.35)%	(0.35)%	92%	$48,763
2018	$17.15	(0.11)	1.71	1.60	(0.10)	$18.65	9.30%	0.92%	0.92%	(0.58)%	(0.58)%	116%	$39,687

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022	$29.53	0.11	(6.71)	(6.60)	(4.61)	$18.32	(25.84)%	0.00%(3)	0.82%	0.56%	(0.26)%	61%	$296,816
2021	$23.35	0.10	8.80	8.90	(2.72)	$29.53	40.15%	0.00%(3)	0.82%	0.35%	(0.47)%	96%	$382,140
2020	$18.34	0.08	5.93	6.01	(1.00)	$23.35	34.09%	0.01%	0.87%	0.40%	(0.46)%	141%	$299,803
2019(4)	$17.43	0.05	0.86	0.91	—	$18.34	5.22%	0.00%(3)(5)	0.93%(5)	0.52%(5)	(0.41)%(5)	92%(6)	$8,326

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.
(4)April 1, 2019 (commencement of sale) through October 31, 2019.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

33

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
34

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
35

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
36

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$24,005,100,401	$1,121,808,198
Chris H. Cheesman	$24,198,214,355	$928,694,244
Rajesh K. Gupta	$24,143,807,378	$983,101,221
Lynn M. Jenkins	$24,034,830,602	$1,092,077,997
Gary C. Meltzer	$24,134,760,750	$992,147,849

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2022.

For corporate taxpayers, the fund hereby designates $2,862, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $207,024,105, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2022.

The fund hereby designates $169,170,552 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2022.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90978 2212

Annual Report

October 31, 2022

Sustainable Equity Fund
Investor Class (AFDIX)
I Class (AFEIX)
Y Class (AFYDX)
A Class (AFDAX)
C Class (AFDCX)
R Class (AFDRX)
R5 Class (AFDGX)
R6 Class (AFEDX)
G Class (AFEGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AFDIX	-17.29%	10.34%	12.29%	—	7/29/05
S&P 500 Index	—	-14.61%	10.44%	12.78%	—	—
I Class	AFEIX	-17.13%	10.56%	12.51%	—	7/29/05
Y Class	AFYDX	-17.01%	10.72%	—	12.27%	4/10/17
A Class	AFDAX					11/30/04
No sales charge		-17.50%	10.06%	12.01%	—
With sales charge		-22.24%	8.75%	11.34%	—
C Class	AFDCX	-18.12%	9.23%	11.16%	—	11/30/04
R Class	AFDRX	-17.71%	9.78%	11.73%	—	7/29/05
R5 Class	AFDGX	-17.14%	10.56%	—	12.10%	4/10/17
R6 Class	AFEDX	-17.02%	—	—	11.01%	4/1/19
G Class	AFEGX	-16.63%	—	—	11.50%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $31,878

S&P 500 Index — $33,308

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.79%	0.59%	0.44%	1.04%	1.79%	1.29%	0.59%	0.44%	0.44%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Justin Brown, Joe Reiland and Rob Bove

Performance Summary

Sustainable Equity returned -17.29%* for the 12 months ended October 31, 2022, versus the -14.61% return of the fund’s benchmark, the S&P 500 Index.

U.S. stocks fell sharply over the past 12 months, with the heaviest losses coming from late 2021 through midyear 2022. The downturn began amid a combination of factors—the new omicron variant of COVID-19, rising inflation, the Federal Reserve signaling interest rate increases—that led to investors moving to more defensive positioning. The market action was marked by a rotation out of the highest-growth stocks and pandemic winners into either lower growth or more traditional cyclical value stocks. Market declines intensified after Russia invaded Ukraine, exacerbating already stretched supply chains and leading to soaring oil prices that helped drive inflation to four-decade highs. Within the S&P 500 Index, energy was by far the top-performing sector, benefiting from rising prices and increased demand amid limited supplies. Consumer staples, utilities and health care posted modest gains, while all other sectors recorded losses.

Stock selection in the information technology and consumer discretionary sectors helped drive underperformance relative to the benchmark. An underweight allocation and stock decisions in communication services benefited performance. Stock selection in health care was also positive.

Information Technology Hampered Performance

Significant detractors in the information technology sector included Apple, which beat analysts’ expectations on both revenues and earnings. Our underweight allocation to the consumer electronics giant hurt relative performance. PayPal Holdings delivered quarterly results and forward guidance below expectations, with deceleration in key metrics. We eliminated our position in the digital payments company due to lower engagement trends following the pandemic, as well as management’s poor execution on margins and several growth initiatives. Microsoft was hurt by foreign exchange headwinds, COVID-19-related shutdowns in China that limited personal computer (PC) inventory and a deterioration in PC demand.

Aptiv, an Ireland-based automotive technology supplier, underperformed following Russia’s invasion of Ukraine on concerns about production disruptions, higher commodity costs, continued supply chain constraints and negative impacts to European automobile demand. Not owning Exxon Mobil and Chevron detracted from performance compared with the benchmark as their stocks rose on higher fossil fuel prices following Russia’s invasion of Ukraine.

Communication Services Stocks Benefited Performance

During the period, we eliminated the stock of Facebook’s parent Meta Platforms, which has been hurt more than other digital advertising platforms by both Apple iOS platform changes and TikTok competition. The fund’s resulting underweight helped performance in the communication services sector as the stock fell sharply. Not owning Netflix benefited relative performance. The streaming video service announced another round of layoffs amid weak subscriber growth. An expected renormalization of subscriber growth following the early gains of the pandemic has not materialized.

Elsewhere, our holding of ConocoPhillips was a top contributor. This is consistent with our process, which uses a proprietary multifactor model that considers a company's financial metrics and environmental, social and governance (ESG) characteristics. Rather than exclude certain sectors entirely, our process seeks to identify the most attractive companies within their respective sectors. Our approach led us to overweight positions in select energy companies. The oil giant reported

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

solid quarterly earnings and increased its 2022 capital return guidance by 50%. The management team continues to demonstrate strong execution and capital return discipline. Schlumberger, the Netherlands-based oil field services company, benefited from the jump in fossil fuel prices stemming from Russia’s invasion in Ukraine, which disrupted energy markets by calling into question global supply chains, with an acute focus on Europe.

In addition, managed care companies, including Cigna, benefited from what many investors perceive to be their defensive profile, meaning they are believed to be relatively insulated from both rising prices and recession risk. Our research also indicates that Cigna’s pharmacy benefit division may benefit from new biosimilar pharmaceutical launches in the coming years. Defense contractor Lockheed Martin was another solid contributor. The defense group experienced relative outperformance as investors rotated to lower growth and more defensive names. Russia’s invasion of Ukraine sparked additional outperformance for the stock on expectations that rising geopolitical tensions will lead to higher global defense spending.

Outlook

The portfolio invests in a blend of large-value and large-growth stocks. We seek to outperform the S&P 500 Index, while maintaining a comparable dividend yield and without taking on significant additional risk. We believe that companies exhibiting both improving business fundamentals and sustainable corporate behaviors will outperform over time. As opposed to avoiding certain sectors entirely, we seek to invest in the most attractive companies within all sectors. We use a quantitative model that combines fundamental measures of a stock’s value and growth potential. We then integrate our view of the company’s financial improvement with multiple sources of environmental, social and governance data.

War, inflation and recession risk all suggest difficult, volatile conditions ahead. Markets will continue to deal with the contrasting risks of rising inflation and interest rates, even as the global economy teeters on the verge of recession. The ongoing war in Ukraine also highlights political and economic risks at present. COVID-19, war and tariffs all are disrupting global supply chains, putting further upward pressure on prices. Nevertheless, we continue to believe that well-run businesses in strong positions with respect to their competition and sustainability practices are best able to navigate current conditions. As of October 31, 2022, the portfolio’s largest overweight position relative to the benchmark was in the industrials sector. Utilities ended the period as the largest underweight sector.

An investment strategy that focuses on ESG factors seeks to invest, under normal market conditions, in securities that meet certain ESG criteria or standards in an effort to promote sustainable characteristics, in addition to seeking superior, long-term, risk-adjusted returns. This investment focus may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus.
6

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Short-Term Investments	0.7%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Software	8.9%
Health Care Providers and Services	5.9%
Technology Hardware, Storage and Peripherals	4.9%
Semiconductors and Semiconductor Equipment	4.5%
Pharmaceuticals	4.4%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$951.20	$3.89	0.79%
I Class	$1,000	$952.10	$2.90	0.59%
Y Class	$1,000	$952.60	$2.17	0.44%
A Class	$1,000	$950.00	$5.11	1.04%
C Class	$1,000	$946.40	$8.78	1.79%
R Class	$1,000	$948.80	$6.34	1.29%
R5 Class	$1,000	$952.10	$2.90	0.59%
R6 Class	$1,000	$952.70	$2.17	0.44%
G Class	$1,000	$954.90	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,021.22	$4.02	0.79%
I Class	$1,000	$1,022.23	$3.01	0.59%
Y Class	$1,000	$1,022.99	$2.24	0.44%
A Class	$1,000	$1,019.96	$5.30	1.04%
C Class	$1,000	$1,016.18	$9.10	1.79%
R Class	$1,000	$1,018.70	$6.56	1.29%
R5 Class	$1,000	$1,022.23	$3.01	0.59%
R6 Class	$1,000	$1,022.99	$2.24	0.44%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
9

Schedule of Investments

OCTOBER 31, 2022

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 1.4%
Lockheed Martin Corp.	84,757	$41,249,537
Air Freight and Logistics — 0.8%
United Parcel Service, Inc., Class B	148,065	24,840,865
Auto Components — 0.7%
Aptiv PLC(1)	234,335	21,340,888
Automobiles — 1.4%
Tesla, Inc.(1)	187,224	42,600,949
Banks — 3.3%
Bank of America Corp.	295,566	10,652,199
JPMorgan Chase & Co.	362,490	45,630,241
Regions Financial Corp.	1,971,886	43,282,898
		99,565,338
Beverages — 1.9%
PepsiCo, Inc.	312,372	56,720,508
Biotechnology — 2.5%
AbbVie, Inc.	256,559	37,560,238
Amgen, Inc.	77,521	20,957,802
Vertex Pharmaceuticals, Inc.(1)	55,209	17,225,208
		75,743,248
Building Products — 1.6%
Johnson Controls International PLC	590,758	34,169,443
Masco Corp.	300,159	13,888,357
		48,057,800
Capital Markets — 4.4%
Ameriprise Financial, Inc.	76,613	23,682,611
BlackRock, Inc.	44,095	28,481,401
Intercontinental Exchange, Inc.	155,263	14,838,485
Morgan Stanley	586,963	48,230,750
S&P Global, Inc.	53,850	17,299,312
		132,532,559
Chemicals — 2.3%
Air Products and Chemicals, Inc.	65,590	16,423,736
Ecolab, Inc.	87,028	13,669,488
Linde PLC	134,537	40,004,577
		70,097,801
Communications Equipment — 1.9%
Cisco Systems, Inc.	1,262,009	57,333,069
Consumer Finance — 0.5%
American Express Co.	106,790	15,852,975
Containers and Packaging — 0.5%
Ball Corp.	307,453	15,185,104
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	811,492	30,325,456
Electric Utilities — 2.0%
NextEra Energy, Inc.	792,652	61,430,530
10

	Shares	Value
Electrical Equipment — 1.3%
Eaton Corp. PLC	154,756	$23,224,233
Generac Holdings, Inc.(1)	37,739	4,374,327
Rockwell Automation, Inc.	47,045	12,010,589
		39,609,149
Electronic Equipment, Instruments and Components — 2.2%
CDW Corp.	168,724	29,157,195
Cognex Corp.	126,928	5,867,881
Keysight Technologies, Inc.(1)	178,802	31,138,368
		66,163,444
Energy Equipment and Services — 2.4%
Schlumberger NV	1,414,217	73,581,710
Entertainment — 1.5%
Electronic Arts, Inc.	102,999	12,973,754
Liberty Media Corp.-Liberty Formula One, Class C(1)	117,693	6,794,417
Walt Disney Co.(1)	238,013	25,357,905
		45,126,076
Equity Real Estate Investment Trusts (REITs) — 2.1%
Prologis, Inc.	565,438	62,622,258
Food and Staples Retailing — 2.7%
Costco Wholesale Corp.	41,166	20,644,749
Kroger Co.	438,604	20,741,583
Sysco Corp.	450,833	39,024,105
		80,410,437
Food Products — 0.9%
Mondelez International, Inc., Class A	396,179	24,357,085
Vital Farms, Inc.(1)	119,515	1,582,378
		25,939,463
Health Care Equipment and Supplies — 1.1%
Edwards Lifesciences Corp.(1)	317,331	22,984,285
Medtronic PLC	53,686	4,688,935
ResMed, Inc.	29,451	6,587,894
		34,261,114
Health Care Providers and Services — 5.9%
Cigna Corp.	171,078	55,268,459
CVS Health Corp.	368,735	34,919,205
Humana, Inc.	33,989	18,968,581
UnitedHealth Group, Inc.	121,190	67,278,628
		176,434,873
Hotels, Restaurants and Leisure — 1.0%
Booking Holdings, Inc.(1)	7,907	14,781,979
Chipotle Mexican Grill, Inc.(1)	4,733	7,091,596
Expedia Group, Inc.(1)	75,990	7,102,785
		28,976,360
Household Products — 1.6%
Colgate-Palmolive Co.	183,054	13,516,707
Procter & Gamble Co.	257,922	34,734,356
		48,251,063
Industrial Conglomerates — 1.0%
Honeywell International, Inc.	147,086	30,008,486
Insurance — 2.4%
Marsh & McLennan Cos., Inc.	156,596	25,288,688
11

	Shares	Value
Prudential Financial, Inc.	231,200	$24,319,928
Travelers Cos., Inc.	127,217	23,466,448
		73,075,064
Interactive Media and Services — 4.3%
Alphabet, Inc., Class A(1)	1,372,084	129,675,659
Internet and Direct Marketing Retail — 2.6%
Amazon.com, Inc.(1)	777,224	79,618,827
IT Services — 4.3%
Accenture PLC, Class A	124,512	35,348,957
Mastercard, Inc., Class A	112,097	36,787,994
Visa, Inc., Class A	274,833	56,934,404
		129,071,355
Life Sciences Tools and Services — 2.1%
Agilent Technologies, Inc.	237,704	32,886,348
Thermo Fisher Scientific, Inc.	61,377	31,545,937
		64,432,285
Machinery — 2.2%
Cummins, Inc.	113,543	27,762,399
Deere & Co.	33,732	13,351,800
Parker-Hannifin Corp.	38,416	11,164,458
Xylem, Inc.	148,709	15,232,263
		67,510,920
Multiline Retail — 0.4%
Target Corp.	78,308	12,862,089
Oil, Gas and Consumable Fuels — 2.8%
ConocoPhillips	656,298	82,752,615
Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	33,104	6,637,021
Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.	604,200	46,807,374
Eli Lilly & Co.	35,876	12,990,341
Merck & Co., Inc.	302,863	30,649,736
Novo Nordisk A/S, B Shares	178,714	19,431,796
Zoetis, Inc.	158,821	23,947,030
		133,826,277
Road and Rail — 1.3%
Norfolk Southern Corp.	78,123	17,817,512
Uber Technologies, Inc.(1)	203,056	5,395,198
Union Pacific Corp.	72,956	14,382,546
		37,595,256
Semiconductors and Semiconductor Equipment — 4.5%
Advanced Micro Devices, Inc.(1)	257,973	15,493,858
Analog Devices, Inc.	215,395	30,719,635
Applied Materials, Inc.	306,568	27,066,889
ASML Holding NV	35,966	16,871,168
GLOBALFOUNDRIES, Inc.(1)	128,744	7,299,785
NVIDIA Corp.	286,498	38,668,635
		136,119,970
Software — 8.9%
Adobe, Inc.(1)	22,102	7,039,487
Cadence Design Systems, Inc.(1)	83,300	12,610,787
Microsoft Corp.	931,706	216,276,914
12

	Shares	Value
Salesforce, Inc.(1)	120,395	$19,575,023
ServiceNow, Inc.(1)	18,322	7,708,798
Workday, Inc., Class A(1)	37,205	5,797,283
		269,008,292
Specialty Retail — 3.1%
Home Depot, Inc.	178,955	52,993,944
TJX Cos., Inc.	419,540	30,248,834
Tractor Supply Co.	51,546	11,328,265
		94,571,043
Technology Hardware, Storage and Peripherals — 4.9%
Apple, Inc.	967,833	148,407,512
Textiles, Apparel and Luxury Goods — 0.9%
Deckers Outdoor Corp.(1)	36,495	12,770,695
NIKE, Inc., Class B	166,741	15,453,556
		28,224,251
TOTAL COMMON STOCKS (Cost $2,293,132,926)		2,997,649,496
SHORT-TERM INVESTMENTS — 0.7%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	36,749	36,749
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $4,149,891), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $4,069,725)		4,069,392
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/41, valued at $17,793,947), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $17,446,454)		17,445,000
		21,514,392
TOTAL SHORT-TERM INVESTMENTS (Cost $21,551,141)		21,551,141
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $2,314,684,067)		3,019,200,637
OTHER ASSETS AND LIABILITIES — 0.1%		1,890,200
TOTAL NET ASSETS — 100.0%		$3,021,090,837

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	469,266	USD	462,138	JPMorgan Chase Bank N.A.	12/30/22	$3,942
EUR	660,336	USD	643,842	JPMorgan Chase Bank N.A.	12/30/22	12,009
EUR	446,338	USD	438,571	JPMorgan Chase Bank N.A.	12/30/22	4,736
EUR	542,637	USD	528,267	JPMorgan Chase Bank N.A.	12/30/22	10,685
EUR	533,466	USD	527,704	JPMorgan Chase Bank N.A.	12/30/22	2,138
EUR	386,724	USD	385,866	JPMorgan Chase Bank N.A.	12/30/22	(1,768)
USD	13,433,580	EUR	13,672,924	JPMorgan Chase Bank N.A.	12/30/22	(146,485)
USD	1,120,587	EUR	1,129,602	JPMorgan Chase Bank N.A.	12/30/22	(1,344)
USD	1,176,349	EUR	1,193,801	JPMorgan Chase Bank N.A.	12/30/22	(9,345)
USD	477,665	EUR	483,023	JPMorgan Chase Bank N.A.	12/30/22	(2,078)
USD	784,237	EUR	784,149	JPMorgan Chase Bank N.A.	12/30/22	5,414
USD	558,345	EUR	551,808	JPMorgan Chase Bank N.A.	12/30/22	10,284
						$(111,812)

13

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	79	December 2022	$15,337,850	$(975,389)
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $2,314,684,067)	$3,019,200,637
Deposits with broker for futures contracts	790,000
Receivable for capital shares sold	628,440
Unrealized appreciation on forward foreign currency exchange contracts	49,208
Dividends and interest receivable	2,852,241
3,023,520,526

Liabilities
Payable for capital shares redeemed	1,416,488
Payable for variation margin on futures contracts	111,588
Unrealized depreciation on forward foreign currency exchange contracts	161,020
Accrued management fees	698,282
Distribution and service fees payable	31,780
Accrued other expenses	10,531
2,429,689

Net Assets	$3,021,090,837

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,298,104,939
Distributable earnings	722,985,898
$3,021,090,837

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$624,265,669	16,085,067	$38.81
I Class, $0.01 Par Value	$401,398,186	10,305,689	$38.95
Y Class, $0.01 Par Value	$18,949,427	485,588	$39.02
A Class, $0.01 Par Value	$83,808,190	2,172,894	$38.57
C Class, $0.01 Par Value	$10,635,885	288,416	$36.88
R Class, $0.01 Par Value	$15,124,141	396,250	$38.17
R5 Class, $0.01 Par Value	$6,067,632	155,688	$38.97
R6 Class, $0.01 Par Value	$58,803,611	1,505,348	$39.06
G Class, $0.01 Par Value	$1,802,038,096	45,959,880	$39.21
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $40.92 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $93,707)	$47,415,822
Interest	293,585
Securities lending, net	8,183
47,717,590

Expenses:
Management fees	18,471,628
Distribution and service fees:
A Class	228,737
C Class	124,262
R Class	81,743
Directors' fees and expenses	89,943
Other expenses	29,731
19,026,044
Fees waived - G Class	(8,801,650)
10,224,394

Net investment income (loss)	37,493,196

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	50,480,582
Forward foreign currency exchange contract transactions	4,598,038
Futures contract transactions	(516,150)
Foreign currency translation transactions	1,117
54,563,587

Change in net unrealized appreciation (depreciation) on:
Investments	(714,229,109)
Forward foreign currency exchange contracts	(618,289)
Futures contracts	(4,678,355)
Translation of assets and liabilities in foreign currencies	(13,772)
(719,539,525)

Net realized and unrealized gain (loss)	(664,975,938)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(627,482,742)

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$37,493,196	$33,074,174
Net realized gain (loss)	54,563,587	121,812,224
Change in net unrealized appreciation (depreciation)	(719,539,525)	1,051,723,231
Net increase (decrease) in net assets resulting from operations	(627,482,742)	1,206,609,629

Distributions to Shareholders
From earnings:
Investor Class	(18,997,998)	(2,859,800)
I Class	(12,504,157)	(1,771,656)
Y Class	(523,036)	(77,746)
A Class	(2,155,985)	(103,188)
C Class	(301,327)	—
R Class	(345,587)	—
R5 Class	(152,501)	(21,739)
R6 Class	(1,671,016)	(59,111)
G Class	(71,512,712)	(23,737,820)
Decrease in net assets from distributions	(108,164,319)	(28,631,060)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(109,858,853)	(43,906,130)

Net increase (decrease) in net assets	(845,505,914)	1,134,072,439

Net Assets
Beginning of period	3,866,596,751	2,732,524,312
End of period	$3,021,090,837	$3,866,596,751

See Notes to Financial Statements.
17

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Sustainable Equity Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

18

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 42% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

20

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2022 are as follows:

	Management Fee Schedule Range*	Effective Annual Management Fee
Investor Class	0.740% to 0.790%	0.79%
I Class	0.540% to 0.590%	0.59%
Y Class	0.390% to 0.440%	0.44%
A Class	0.740% to 0.790%	0.79%
C Class	0.740% to 0.790%	0.79%
R Class	0.740% to 0.790%	0.79%
R5 Class	0.540% to 0.590%	0.59%
R6 Class	0.390% to 0.440%	0.44%
G Class	0.390% to 0.440%	0.00%(1)
*Prior to August 1, 2022, the management fee schedule range was 0.750% to 0.790% for Investor Class, A Class, C Class and R Class, 0.550% to 0.590% for I Class and R5 Class and 0.400% to 0.440% for Y Class, R6 Class and G Class.
(1)Effective annual management fee before waiver was 0.44%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2022 were $487,808,305 and $569,855,020, respectively.
21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2022		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	230,000,000		230,000,000
Sold	2,153,769	$94,682,130	2,943,466	$119,867,395
Issued in reinvestment of distributions	392,775	18,727,551	74,177	2,795,217
Redeemed	(3,844,149)	(166,180,504)	(3,342,394)	(138,556,743)
	(1,297,605)	(52,770,823)	(324,751)	(15,894,131)
I Class/Shares Authorized	60,000,000		50,000,000
Sold	4,104,054	178,948,732	4,571,811	189,617,073
Issued in reinvestment of distributions	246,421	11,771,507	43,915	1,657,803
Redeemed	(3,786,589)	(156,033,845)	(2,155,752)	(91,287,995)
	563,886	34,686,394	2,459,974	99,986,881
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	158,367	6,693,832	202,749	8,486,726
Issued in reinvestment of distributions	10,875	519,740	2,039	77,027
Redeemed	(75,607)	(3,218,336)	(52,839)	(2,276,009)
	93,635	3,995,236	151,949	6,287,744
A Class/Shares Authorized	50,000,000		50,000,000
Sold	437,345	19,088,308	656,928	26,696,842
Issued in reinvestment of distributions	39,834	1,891,744	2,368	88,920
Redeemed	(335,476)	(13,891,180)	(262,551)	(10,817,846)
	141,703	7,088,872	396,745	15,967,916
C Class/Shares Authorized	20,000,000		30,000,000
Sold	45,289	1,874,998	111,500	4,558,582
Issued in reinvestment of distributions	5,567	254,494	—	—
Redeemed	(76,167)	(3,059,799)	(112,229)	(4,368,283)
	(25,311)	(930,307)	(729)	190,299
R Class/Shares Authorized	25,000,000		30,000,000
Sold	152,944	6,572,356	208,379	8,474,299
Issued in reinvestment of distributions	7,335	345,587	—	—
Redeemed	(145,270)	(6,282,968)	(99,077)	(3,852,366)
	15,009	634,975	109,302	4,621,933
R5 Class/Shares Authorized	20,000,000		30,000,000
Sold	71,614	3,061,514	48,027	1,988,519
Issued in reinvestment of distributions	2,292	109,528	344	12,998
Redeemed	(38,805)	(1,582,623)	(22,394)	(924,057)
	35,101	1,588,419	25,977	1,077,460
R6 Class/Shares Authorized	30,000,000		50,000,000
Sold	1,359,287	58,850,417	1,386,839	58,488,762
Issued in reinvestment of distributions	34,929	1,671,016	1,563	59,111
Redeemed	(854,032)	(34,400,294)	(575,395)	(23,155,920)
	540,184	26,121,139	813,007	35,391,953
G Class/Shares Authorized	525,000,000		525,000,000
Sold	3,532,127	143,877,234	3,978,313	167,298,284
Issued in reinvestment of distributions	1,495,144	71,512,712	627,985	23,737,820
Redeemed	(7,693,538)	(345,662,704)	(9,001,254)	(382,572,289)
	(2,666,267)	(130,272,758)	(4,394,956)	(191,536,185)
Net increase (decrease)	(2,599,665)	$(109,858,853)	(763,482)	$(43,906,130)
22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,961,346,532	$36,302,964	—
Short-Term Investments	36,749	21,514,392	—
	$2,961,383,281	$57,817,356	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$49,208	—

Liabilities
Other Financial Instruments
Futures Contracts	$975,389	—	—
Forward Foreign Currency Exchange Contracts	—	$161,020	—
	$975,389	$161,020	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $34,724,864 futures contracts purchased.

23

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $34,917,368.

Value of Derivative Instruments as of October 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$111,588
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$49,208	Unrealized depreciation on forward foreign currency exchange contracts	161,020
		$49,208		$272,608
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(516,150)	Change in net unrealized appreciation (depreciation) on futures contracts	$(4,678,355)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	4,598,038	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(618,289)
		$4,081,888		$(5,296,644)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$33,385,674	$28,631,060
Long-term capital gains	$74,778,645	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,335,346,497
Gross tax appreciation of investments	$773,917,952
Gross tax depreciation of investments	(90,063,812)
Net tax appreciation (depreciation) of investments	683,854,140
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(13,408)
Net tax appreciation (depreciation)	$683,840,732
Undistributed ordinary income	$36,029,546
Accumulated long-term gains	$3,115,620

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$48.06	0.26	(8.36)	(8.10)	(0.19)	(0.96)	(1.15)	$38.81	(17.29)%	0.79%	0.79%	0.62%	0.62%	15%	$624,266
2021	$33.63	0.19	14.40	14.59	(0.16)	—	(0.16)	$48.06	43.50%	0.79%	0.79%	0.46%	0.46%	18%	$835,453
2020	$30.40	0.28	3.15	3.43	—	(0.20)	(0.20)	$33.63	11.33%	0.79%	0.83%	0.88%	0.84%	36%	$595,557
2019	$28.19	0.33	3.77	4.10	(0.22)	(1.67)	(1.89)	$30.40	16.10%	0.80%	0.84%	1.14%	1.10%	33%	$118,225
2018	$27.22	0.26	1.52	1.78	(0.20)	(0.61)	(0.81)	$28.19	6.60%	0.95%	0.95%	0.91%	0.91%	41%	$142,923
I Class
2022	$48.23	0.35	(8.38)	(8.03)	(0.29)	(0.96)	(1.25)	$38.95	(17.13)%	0.59%	0.59%	0.82%	0.82%	15%	$401,398
2021	$33.75	0.27	14.44	14.71	(0.23)	—	(0.23)	$48.23	43.78%	0.59%	0.59%	0.66%	0.66%	18%	$469,840
2020	$30.50	0.35	3.16	3.51	(0.06)	(0.20)	(0.26)	$33.75	11.55%	0.59%	0.63%	1.08%	1.04%	36%	$245,759
2019	$28.27	0.37	3.81	4.18	(0.28)	(1.67)	(1.95)	$30.50	16.37%	0.60%	0.64%	1.34%	1.30%	33%	$106,268
2018	$27.30	0.33	1.51	1.84	(0.26)	(0.61)	(0.87)	$28.27	6.80%	0.75%	0.75%	1.11%	1.11%	41%	$38,188

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$48.32	0.42	(8.40)	(7.98)	(0.36)	(0.96)	(1.32)	$39.02	(17.01)%	0.44%	0.44%	0.97%	0.97%	15%	$18,949
2021	$33.81	0.34	14.46	14.80	(0.29)	—	(0.29)	$48.32	44.01%	0.44%	0.44%	0.81%	0.81%	18%	$18,939
2020	$30.56	0.43	3.12	3.55	(0.10)	(0.20)	(0.30)	$33.81	11.70%	0.44%	0.48%	1.23%	1.19%	36%	$8,115
2019	$28.32	0.41	3.82	4.23	(0.32)	(1.67)	(1.99)	$30.56	16.56%	0.45%	0.49%	1.49%	1.45%	33%	$51,037
2018	$27.33	0.36	1.52	1.88	(0.28)	(0.61)	(0.89)	$28.32	6.93%	0.60%	0.60%	1.26%	1.26%	41%	$14,485
A Class
2022	$47.77	0.16	(8.33)	(8.17)	(0.07)	(0.96)	(1.03)	$38.57	(17.50)%	1.04%	1.04%	0.37%	0.37%	15%	$83,808
2021	$33.43	0.08	14.32	14.40	(0.06)	—	(0.06)	$47.77	43.13%	1.04%	1.04%	0.21%	0.21%	18%	$97,032
2020	$30.29	0.21	3.13	3.34	—	(0.20)	(0.20)	$33.43	11.07%	1.04%	1.08%	0.63%	0.59%	36%	$54,638
2019	$28.09	0.25	3.78	4.03	(0.16)	(1.67)	(1.83)	$30.29	15.81%	1.05%	1.09%	0.89%	0.85%	33%	$54,290
2018	$27.13	0.19	1.51	1.70	(0.13)	(0.61)	(0.74)	$28.09	6.31%	1.20%	1.20%	0.66%	0.66%	41%	$50,489
C Class
2022	$45.99	(0.16)	(7.99)	(8.15)	—	(0.96)	(0.96)	$36.88	(18.12)%	1.79%	1.79%	(0.38)%	(0.38)%	15%	$10,636
2021	$32.37	(0.22)	13.84	13.62	—	—	—	$45.99	42.08%	1.79%	1.79%	(0.54)%	(0.54)%	18%	$14,427
2020	$29.56	(0.02)	3.03	3.01	—	(0.20)	(0.20)	$32.37	10.22%	1.79%	1.83%	(0.12)%	(0.16)%	36%	$10,178
2019	$27.48	0.04	3.71	3.75	—	(1.67)	(1.67)	$29.56	14.98%	1.80%	1.84%	0.14%	0.10%	33%	$10,149
2018	$26.63	(0.03)	1.49	1.46	—	(0.61)	(0.61)	$27.48	5.51%	1.95%	1.95%	(0.09)%	(0.09)%	41%	$11,277

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$47.33	0.05	(8.25)	(8.20)	—	(0.96)	(0.96)	$38.17	(17.71)%	1.29%	1.29%	0.12%	0.12%	15%	$15,124
2021	$33.15	(0.02)	14.20	14.18	—	—	—	$47.33	42.78%	1.29%	1.29%	(0.04)%	(0.04)%	18%	$18,044
2020	$30.12	0.12	3.11	3.23	—	(0.20)	(0.20)	$33.15	10.77%	1.29%	1.33%	0.38%	0.34%	36%	$9,014
2019	$27.93	0.18	3.77	3.95	(0.09)	(1.67)	(1.76)	$30.12	15.56%	1.30%	1.34%	0.64%	0.60%	33%	$4,466
2018	$26.98	0.11	1.51	1.62	(0.06)	(0.61)	(0.67)	$27.93	6.04%	1.45%	1.45%	0.41%	0.41%	41%	$3,223
R5 Class
2022	$48.26	0.35	(8.39)	(8.04)	(0.29)	(0.96)	(1.25)	$38.97	(17.14)%	0.59%	0.59%	0.82%	0.82%	15%	$6,068
2021	$33.77	0.27	14.45	14.72	(0.23)	—	(0.23)	$48.26	43.78%	0.59%	0.59%	0.66%	0.66%	18%	$5,819
2020	$30.52	0.34	3.17	3.51	(0.06)	(0.20)	(0.26)	$33.77	11.55%	0.59%	0.63%	1.08%	1.04%	36%	$3,195
2019	$28.29	0.38	3.80	4.18	(0.28)	(1.67)	(1.95)	$30.52	16.36%	0.60%	0.64%	1.34%	1.30%	33%	$1,314
2018	$27.30	0.32	1.52	1.84	(0.24)	(0.61)	(0.85)	$28.29	6.82%	0.75%	0.75%	1.11%	1.11%	41%	$1,344
R6 Class
2022	$48.37	0.42	(8.41)	(7.99)	(0.36)	(0.96)	(1.32)	$39.06	(17.02)%	0.44%	0.44%	0.97%	0.97%	15%	$58,804
2021	$33.84	0.32	14.50	14.82	(0.29)	—	(0.29)	$48.37	44.03%	0.44%	0.44%	0.81%	0.81%	18%	$46,681
2020	$30.56	0.39	3.17	3.56	(0.08)	(0.20)	(0.28)	$33.84	11.70%	0.44%	0.48%	1.23%	1.19%	36%	$5,150
2019(3)	$28.05	0.21	2.30	2.51	—	—	—	$30.56	8.95%	0.44%(4)	0.49%(4)	1.18%(4)	1.13%(4)	33%(5)	$3,979

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022	$48.54	0.60	(8.40)	(7.80)	(0.57)	(0.96)	(1.53)	$39.21	(16.63)%	0.00%(6)	0.44%	1.41%	0.97%	15%	$1,802,038
2021	$33.97	0.53	14.49	15.02	(0.45)	—	(0.45)	$48.54	44.61%	0.00%(6)	0.44%	1.25%	0.81%	18%	$2,360,362
2020	$30.64	0.54	3.18	3.72	(0.19)	(0.20)	(0.39)	$33.97	12.21%	0.00%(6)	0.48%	1.67%	1.19%	36%	$1,800,919
2019(3)	$28.05	0.37	2.22	2.59	—	—	—	$30.64	9.23%	0.00%(4)(6)	0.49%(4)	2.04%(4)	1.55%(4)	33%(5)	$497,635

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 1, 2019 (commencement of sale) through October 31, 2019.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.
(6)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sustainable Equity Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Sustainable Equity Fund of the American Century Mutual Funds, Inc. as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

34

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
35

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a permanent change to the Fund's breakpoint fee schedule adding 0.025% reductions on net assets over $5 billion and $10 billion, respectively, beginning August 1, 2022. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
36

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
37

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$24,005,100,401	$1,121,808,198
Chris H. Cheesman	$24,198,214,355	$928,694,244
Rajesh K. Gupta	$24,143,807,378	$983,101,221
Lynn M. Jenkins	$24,034,830,602	$1,092,077,997
Gary C. Meltzer	$24,134,760,750	$992,147,849

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2022.

For corporate taxpayers, the fund hereby designates $33,385,674, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $74,778,645, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2022.
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90971 2212

Annual Report

October 31, 2022

Ultra® Fund
Investor Class (TWCUX)
I Class (TWUIX)
Y Class (AULYX)
A Class (TWUAX)
C Class (TWCCX)
R Class (AULRX)
R5 Class (AULGX)
R6 Class (AULDX)
G Class (AULNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	-28.50%	12.98%	14.87%	—	11/2/81
Russell 1000 Growth Index	—	-24.60%	12.58%	14.68%	—	—
S&P 500 Index	—	-14.61%	10.44%	12.78%	—	—
I Class	TWUIX	-28.36%	13.21%	15.09%	—	11/14/96
Y Class	AULYX	-28.25%	13.37%	—	15.14%	4/10/17
A Class	TWUAX					10/2/96
No sales charge		-28.69%	12.69%	14.58%	—
With sales charge		-32.79%	11.36%	13.89%	—
C Class	TWCCX	-29.22%	11.84%	13.71%	—	10/29/01
R Class	AULRX	-28.86%	12.41%	14.29%	—	8/29/03
R5 Class	AULGX	-28.35%	13.21%	—	14.97%	4/10/17
R6 Class	AULDX	-28.26%	13.37%	—	14.22%	7/26/13
G Class	AULNX	-27.84%	—	—	13.27%	8/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $39,984

Russell 1000 Growth Index — $39,370

S&P 500 Index — $33,308

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.95%	0.75%	0.60%	1.20%	1.95%	1.45%	0.75%	0.60%	0.60%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Jeff Bourke

Performance Summary

Ultra returned -28.50%* for the 12 months ended October 31, 2022, trailing the -24.60% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks fell sharply over the past 12 months, with the heaviest losses coming from late 2021 through midyear 2022. The downturn began amid a combination of factors—the new omicron variant of COVID-19, rising inflation, the Federal Reserve signaling interest rate increases—that led to investors moving to more defensive positioning. The market action was marked by a rotation out of the highest-growth stocks and pandemic winners into either lower growth or more traditional value stocks. Market declines intensified after Russia invaded Ukraine, exacerbating already stretched supply chains and leading to soaring oil prices that helped drive inflation to four-decade highs. Within the Russell 1000 Growth Index, energy was by far the top-performing sector, benefiting from rising prices and increased demand amid limited supplies. Consumer staples and utilities posted modest gains, while all other sectors recorded double-digit losses.

Stock selection in the information technology sector detracted from performance relative to the benchmark. Positioning in the health care and energy sectors benefited relative performance.

Information Technology Hampered Performance

IT services holdings were key detractors. The stock price of Shopify, a Canada-based e-commerce platform, fell sharply after the company warned of slowing revenues. The stock initially suffered amid the transition away from pandemic-era high-growth stocks. More recently, worries that inflation and recession will hurt consumer spending weighed further on the stock. The small- and micro-merchant digital payments company Block, a darling during the pandemic, suffered during the growth sell-off as first rising interest rates and later recessionary fears weighed on the stock. Additionally, Block’s focus on the blockchain technology that enables cryptocurrencies hurt the stock as crypto prices fell. PayPal Holdings lagged after offering disappointing guidance for three consecutive quarters. We eliminated the digital payments company because we were concerned about management’s ability to communicate forward guidance and business prospects.

Elsewhere in information technology, DocuSign’s stock soared during the height of the pandemic but fell sharply as the work-from-home environment waned and investors shifted away from high-growth stocks. We continue to view the digital signature company as a key part of the ongoing enterprise digital transformation.

Two pharmaceuticals stocks weighed on performance. AbbVie’s stock price benefited from investors looking for relatively safer havens. Not owning AbbVie detracted from performance compared with the benchmark. Eli Lilly & Co. benefited from positive clinical trial data and Food and Drug Administration approval for a key new diabetes drug. Eli Lilly’s new diabetes treatment also showed tremendous efficacy in addressing obesity and is being validated in a separate clinical trial as a stand-alone obesity treatment. In addition, the stock rose following positive clinical trial data for a competitor’s Alzheimer’s drug, which is supportive of Eli Lilly’s own approach. We initiated a position in the stock during the period but were underweight for the 12 months overall, which hurt relative performance. We think Eli Lilly is an innovative company with a broad pipeline of potential blockbuster drugs, reflecting the company’s strong history of research and development and commercial execution. Recent launches position the company to have among the strongest growth profiles of large pharmaceutical companies.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Health Care Holdings Benefited Performance

A pair of health care stocks were top contributors. UnitedHealth Group, the world’s largest health insurer, reported better-than-expected earnings, largely driven by its Optum division, which is focused on delivering prevention-based care and compensating physicians based on the health of the patient rather than for each service or treatment provided. Regeneron Pharmaceuticals reported better-than-expected revenue and earnings, and it announced strong trial results for Eylea, its drug for wet age-related macular degeneration. In addition, Regeneron recently released positive clinical trial data for particularly hard-to-treat prostate cancer.

Other significant contributors included EOG Resources, an innovative low-cost oil and gas exploration and production firm benefiting from rising oil prices. EOG reported strong free cash flows and announced that it would be returning profits to shareholders through its already robust dividend payouts.

Several information technology holdings were strong contributors, including Apple. The consumer electronics giant continued to see solid demand for its products and services, driving revenue and earnings above expectations. Apple also was helped by improving market sentiment for larger-capitalization, stable growth stocks. The digital payments companies Visa and Mastercard were other sources of strength. Both companies have established strong competitive moats and are positioned for long runways of growth powered by the secular shift to digital payments around the globe. Visa and Mastercard both reported solid financial results bolstered by a recovery in retail spending and cross-border transactions.

Outlook

While this is a difficult period for growth equities, we retain high conviction in our investment process and portfolio holdings. We acknowledge the challenging environment and are closely monitoring the fundamentals of our investments, but our long-term focus also leads us to look through the short-term noise. Indeed, we believe many enduring secular growth trends will persist. These include a shift to electric vehicles, aging global demographics intersecting with advancements in health care, companies shifting more of their expenditures to technology to drive productivity gains and increased digitization of transactions, among many others. As such, we think this period can create attractive opportunities for long-term investors willing to be patient with companies that we believe are poised to grow over time.

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth can outperform over time. Our portfolio positioning reflects where we are finding attractive, well-run companies as a result of the application of that philosophy and process. As of October 31, 2022, health care, communication services and consumer discretionary were the portfolio’s largest overweight allocations relative to the benchmark. Industrials, real estate and financials were the largest underweight sectors.

6

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Short-Term Investments	1.5%
Other Assets and Liabilities	(0.1)%

Top Five Industries	% of net assets
Technology Hardware, Storage and Peripherals	15.9%
IT Services	11.2%
Software	8.5%
Interactive Media and Services	7.6%
Health Care Equipment and Supplies	6.1%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$906.60	$4.52	0.94%
I Class	$1,000	$907.50	$3.56	0.74%
Y Class	$1,000	$908.20	$2.84	0.59%
A Class	$1,000	$905.60	$5.72	1.19%
C Class	$1,000	$902.00	$9.30	1.94%
R Class	$1,000	$904.50	$6.91	1.44%
R5 Class	$1,000	$907.60	$3.56	0.74%
R6 Class	$1,000	$908.10	$2.84	0.59%
G Class	$1,000	$910.80	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.47	$4.79	0.94%
I Class	$1,000	$1,021.48	$3.77	0.74%
Y Class	$1,000	$1,022.23	$3.01	0.59%
A Class	$1,000	$1,019.21	$6.06	1.19%
C Class	$1,000	$1,015.43	$9.86	1.94%
R Class	$1,000	$1,017.95	$7.32	1.44%
R5 Class	$1,000	$1,021.48	$3.77	0.74%
R6 Class	$1,000	$1,022.23	$3.01	0.59%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2022

	Shares/ Principal Amount	Value
COMMON STOCKS — 98.6%
Automobiles — 4.5%
Tesla, Inc.(1)	3,127,662	$711,668,212
Banks — 0.3%
JPMorgan Chase & Co.	433,982	54,629,654
Beverages — 2.0%
Constellation Brands, Inc., Class A	1,263,000	312,062,040
Biotechnology — 3.7%
Genmab A/S(1)	351,000	135,207,849
Regeneron Pharmaceuticals, Inc.(1)	597,598	447,451,502
		582,659,351
Building Products — 0.9%
Advanced Drainage Systems, Inc.	1,279,000	148,210,520
Capital Markets — 1.3%
MSCI, Inc.	428,994	201,138,127
Chemicals — 0.4%
Ecolab, Inc.	390,000	61,257,300
Commercial Services and Supplies — 0.5%
Copart, Inc.(1)	680,404	78,260,068
Distributors — 0.6%
Pool Corp.	315,000	95,832,450
Electrical Equipment — 0.9%
Acuity Brands, Inc.	757,223	139,003,426
Electronic Equipment, Instruments and Components — 0.5%
Cognex Corp.	655,462	30,302,008
Keyence Corp.	127,600	48,113,500
		78,415,508
Entertainment — 1.4%
Netflix, Inc.(1)	396,000	115,584,480
Walt Disney Co.(1)	956,755	101,932,678
		217,517,158
Food and Staples Retailing — 2.2%
Costco Wholesale Corp.	676,413	339,221,120
Health Care Equipment and Supplies — 6.1%
ABIOMED, Inc.(1)	281,340	70,920,187
DexCom, Inc.(1)	1,460,000	176,338,800
Edwards Lifesciences Corp.(1)	2,059,000	149,133,370
IDEXX Laboratories, Inc.(1)	357,162	128,464,028
Insulet Corp.(1)	242,000	62,632,020
Intuitive Surgical, Inc.(1)	1,468,134	361,850,987
		949,339,392
Health Care Providers and Services — 4.7%
UnitedHealth Group, Inc.	1,332,873	739,944,446
Hotels, Restaurants and Leisure — 3.1%
Chipotle Mexican Grill, Inc.(1)	222,478	333,345,462
Wingstop, Inc.(2)	977,706	154,858,853
		488,204,315
10

	Shares/ Principal Amount	Value
Household Durables — 0.1%
Sonos, Inc.(1)	979,000	$15,781,480
Interactive Media and Services — 7.6%
Alphabet, Inc., Class A(1)	5,765,580	544,904,966
Alphabet, Inc., Class C(1)	6,325,160	598,739,645
Meta Platforms, Inc., Class A(1)	474,886	44,240,380
		1,187,884,991
Internet and Direct Marketing Retail — 5.7%
Amazon.com, Inc.(1)	8,705,451	891,786,400
IT Services — 11.2%
Adyen NV(1)	121,715	173,760,186
Block, Inc.(1)	1,155,000	69,380,850
Mastercard, Inc., Class A	2,251,496	738,895,957
Okta, Inc.(1)	294,000	16,499,280
Shopify, Inc., Class A(1)	1,184,000	40,528,320
Visa, Inc., Class A	3,426,958	709,928,619
		1,748,993,212
Life Sciences Tools and Services — 1.2%
Maravai LifeSciences Holdings, Inc., Class A(1)	3,512,000	58,299,200
Waters Corp.(1)	455,000	136,122,350
		194,421,550
Machinery — 2.2%
Donaldson Co., Inc.	951,750	54,678,038
Nordson Corp.	548,000	123,300,000
Westinghouse Air Brake Technologies Corp.	1,216,147	113,442,192
Yaskawa Electric Corp.	1,947,200	53,916,585
		345,336,815
Oil, Gas and Consumable Fuels — 1.9%
EOG Resources, Inc.	2,124,016	289,970,664
Personal Products — 0.5%
Estee Lauder Cos., Inc., Class A	406,000	81,398,940
Pharmaceuticals — 0.4%
Eli Lilly & Co.	154,000	55,761,860
Road and Rail — 1.0%
J.B. Hunt Transport Services, Inc.	952,765	162,989,509
Semiconductors and Semiconductor Equipment — 5.8%
Advanced Micro Devices, Inc.(1)	2,438,000	146,426,280
Analog Devices, Inc.	1,255,055	178,995,944
Applied Materials, Inc.	2,156,000	190,353,240
ASML Holding NV	222,478	104,361,448
NVIDIA Corp.	2,100,000	283,437,000
		903,573,912
Software — 8.5%
DocuSign, Inc.(1)	1,461,571	70,593,879
Microsoft Corp.	4,090,401	949,504,784
Paycom Software, Inc.(1)	425,003	147,051,038
Salesforce, Inc.(1)	446,952	72,669,926
Zscaler, Inc.(1)	542,000	83,522,200
		1,323,341,827
Technology Hardware, Storage and Peripherals — 15.9%
Apple, Inc.	16,242,687	2,490,653,625
11

	Shares/ Principal Amount	Value
Textiles, Apparel and Luxury Goods — 3.5%
lululemon athletica, Inc.(1)	1,009,631	$332,208,984
NIKE, Inc., Class B	2,296,611	212,849,908
		545,058,892
TOTAL COMMON STOCKS (Cost $5,552,343,734)		15,434,316,764
SHORT-TERM INVESTMENTS — 1.5%
Discount Notes(3) — 0.4%
Federal Home Loan Bank Discount Notes, 2.76%, 11/1/22	$69,637,000	69,637,000
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	285,540	285,540
State Street Navigator Securities Lending Government Money Market Portfolio(4)	226,450	226,450
		511,990
Repurchase Agreements — 1.1%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $32,244,312), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $31,621,428)		31,618,837
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 11/15/50, valued at $138,291,643), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $135,591,298)		135,580,000
		167,198,837
TOTAL SHORT-TERM INVESTMENTS (Cost $237,347,827)		237,347,827
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $5,789,691,561)		15,671,664,591
OTHER ASSETS AND LIABILITIES — (0.1)%		(10,783,998)
TOTAL NET ASSETS — 100.0%		$15,660,880,593

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	6,898,806	USD	6,726,488	JPMorgan Chase Bank N.A.	12/30/22	$125,465
EUR	3,765,862	USD	3,700,329	JPMorgan Chase Bank N.A.	12/30/22	39,958
EUR	3,306,997	USD	3,258,652	JPMorgan Chase Bank N.A.	12/30/22	25,886
USD	99,058,916	EUR	100,823,837	JPMorgan Chase Bank N.A.	12/30/22	(1,080,180)
USD	10,375,497	EUR	10,458,970	JPMorgan Chase Bank N.A.	12/30/22	(12,441)
USD	7,520,509	EUR	7,595,016	JPMorgan Chase Bank N.A.	12/30/22	(22,926)
USD	8,533,529	EUR	8,433,632	JPMorgan Chase Bank N.A.	12/30/22	157,173
USD	35,885,897	JPY	5,145,176,400	Bank of America N.A.	12/30/22	1,019,870
						$252,805

12

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $221,746. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $226,450.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $5,789,465,111) — including $221,746 of securities on loan	$15,671,438,141
Investment made with cash collateral received for securities on loan, at value (cost of $226,450)	226,450
Total investment securities, at value (cost of $5,789,691,561)	15,671,664,591
Receivable for capital shares sold	4,594,380
Unrealized appreciation on forward foreign currency exchange contracts	1,368,352
Dividends and interest receivable	2,317,732
Securities lending receivable	778
15,679,945,833

Liabilities
Payable for collateral received for securities on loan	226,450
Payable for capital shares redeemed	5,662,401
Unrealized depreciation on forward foreign currency exchange contracts	1,115,547
Accrued management fees	11,584,253
Distribution and service fees payable	71,391
Accrued other expenses	405,198
19,065,240

Net Assets	$15,660,880,593

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,825,642,058
Distributable earnings	10,835,238,535
$15,660,880,593

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$13,781,357,540	220,514,321	$62.50
I Class, $0.01 Par Value	$727,643,472	11,069,200	$65.74
Y Class, $0.01 Par Value	$3,382,559	51,022	$66.30
A Class, $0.01 Par Value	$170,818,611	2,920,096	$58.50
C Class, $0.01 Par Value	$25,027,562	545,841	$45.85
R Class, $0.01 Par Value	$38,415,671	686,541	$55.96
R5 Class, $0.01 Par Value	$32,996,454	501,572	$65.79
R6 Class, $0.01 Par Value	$881,006,642	13,305,458	$66.21
G Class, $0.01 Par Value	$232,082	3,433	$67.60
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $62.07 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $237,489)	$94,654,476
Interest	1,928,045
Securities lending, net	36,310
96,618,831

Expenses:
Management fees	168,550,723
Distribution and service fees:
A Class	506,818
C Class	289,308
R Class	186,007
Directors' fees and expenses	483,662
Other expenses	526,132
170,542,650
Fees waived(1)	(2,512,502)
168,030,148

Net investment income (loss)	(71,411,317)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,045,485,061
Forward foreign currency exchange contract transactions	45,000,557
Foreign currency translation transactions	(378,319)
1,090,107,299

Change in net unrealized appreciation (depreciation) on:
Investments	(7,267,802,551)
Forward foreign currency exchange contracts	(5,958,016)
Translation of assets and liabilities in foreign currencies	(12,933)
(7,273,773,500)

Net realized and unrealized gain (loss)	(6,183,666,201)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,255,077,518)
(1)Amount consists of $2,248,334, $109,533, $445, $27,538, $4,003, $5,426, $1,372, $115,658 and $193 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$(71,411,317)	$(88,743,075)
Net realized gain (loss)	1,090,107,299	1,443,226,828
Change in net unrealized appreciation (depreciation)	(7,273,773,500)	5,644,520,235
Net increase (decrease) in net assets resulting from operations	(6,255,077,518)	6,999,003,988

Distributions to Shareholders
From earnings:
Investor Class	(1,280,659,962)	(467,326,500)
I Class	(52,994,662)	(17,883,963)
Y Class	(187,141)	(63,933)
A Class	(17,349,829)	(5,531,503)
C Class	(2,961,708)	(1,020,550)
R Class	(2,905,579)	(950,777)
R5 Class	(22,646)	(8,037)
R6 Class	(48,932,667)	(16,143,769)
G Class	(620)	(216)
Decrease in net assets from distributions	(1,406,014,814)	(508,929,248)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,145,217,950	(280,882,692)

Net increase (decrease) in net assets	(6,515,874,382)	6,209,192,048

Net Assets
Beginning of period	22,176,754,975	15,967,562,927
End of period	$15,660,880,593	$22,176,754,975

See Notes to Financial Statements.
16

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

17

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$226,450	—	—	—	$226,450
Gross amount of recognized liabilities for securities lending transactions					$226,450
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). From November 1, 2021 through July 31, 2022, the investment advisor agreed to waive a portion of the fund's management fee such that the management fee did not exceed 0.938% for Investor Class, A Class, C Class and R Class, 0.738% for I Class and R5 Class, and 0.588% for Y Class and R6 Class. Effective August 1, 2022, the investment advisor agreed to waive a portion of the fund's management fee such that the management fee does not exceed 0.928% for Investor Class, A Class, C Class and R Class, 0.728% for I Class and R5 Class, and 0.578% for Y Class and R6 Class. The investment advisor expects this waiver arrangement to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.95%	0.94%
I Class	0.600% to 0.790%	0.75%	0.74%
Y Class	0.450% to 0.640%	0.60%	0.59%
A Class	0.800% to 0.990%	0.95%	0.94%
C Class	0.800% to 0.990%	0.95%	0.94%
R Class	0.800% to 0.990%	0.95%	0.94%
R5 Class	0.600% to 0.790%	0.75%	0.74%
R6 Class	0.450% to 0.640%	0.60%	0.59%
G Class	0.450% to 0.640%	0.60%	0.00%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

20

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $2,478,185 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $974,642 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2022 were $2,303,459,481 and $2,741,764,550, respectively.

For the period ended October 31, 2022, the fund incurred net realized gains of $26,490,683 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2022		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		3,000,000,000
Sold	8,135,056	$598,685,724	7,547,892	$605,584,773
Issued in reinvestment of distributions	14,055,454	1,225,916,765	5,974,884	441,487,528
Redeemed	(18,002,094)	(1,314,146,186)	(17,884,083)	(1,445,704,546)
	4,188,416	510,456,303	(4,361,307)	(398,632,245)
I Class/Shares Authorized	120,000,000		120,000,000
Sold	4,448,913	343,822,287	2,267,799	193,001,088
Issued in reinvestment of distributions	526,979	48,255,456	199,466	15,400,784
Redeemed	(2,515,718)	(190,427,803)	(2,356,115)	(195,101,975)
	2,460,174	201,649,940	111,150	13,299,897
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	19,261	1,498,589	7,722	620,293
Issued in reinvestment of distributions	1,273	117,405	519	40,282
Redeemed	(1,016)	(87,262)	(1,275)	(107,897)
	19,518	1,528,732	6,966	552,678
A Class/Shares Authorized	60,000,000		60,000,000
Sold	783,879	54,250,243	776,974	59,920,322
Issued in reinvestment of distributions	202,249	16,548,087	74,944	5,231,113
Redeemed	(977,454)	(67,216,794)	(610,136)	(45,317,012)
	8,674	3,581,536	241,782	19,834,423
C Class/Shares Authorized	20,000,000		30,000,000
Sold	158,031	8,597,018	121,827	7,492,607
Issued in reinvestment of distributions	39,175	2,529,562	15,854	895,771
Redeemed	(142,611)	(7,653,360)	(121,137)	(7,314,579)
	54,595	3,473,220	16,544	1,073,799
R Class/Shares Authorized	30,000,000		30,000,000
Sold	288,585	18,499,188	209,513	15,189,667
Issued in reinvestment of distributions	37,039	2,905,336	14,033	944,041
Redeemed	(130,237)	(8,695,824)	(173,293)	(12,606,839)
	195,387	12,708,700	50,253	3,526,869
R5 Class/Shares Authorized	20,000,000		30,000,000
Sold	515,024	36,057,190	576	47,459
Issued in reinvestment of distributions	80	7,330	38	2,899
Redeemed	(17,322)	(1,131,238)	(545)	(43,991)
	497,782	34,933,282	69	6,367
R6 Class/Shares Authorized	110,000,000		110,000,000
Sold	7,411,532	533,392,489	3,631,693	313,904,796
Issued in reinvestment of distributions	525,013	48,359,000	205,433	15,925,151
Redeemed	(2,781,944)	(205,088,810)	(3,016,020)	(250,374,643)
	5,154,601	376,662,679	821,106	79,455,304
G Class/Shares Authorized	80,000,000		80,000,000
Sold	3,322	222,941	—	—
Issued in reinvestment of distributions	7	620	2	216
Redeemed	—	(3)	—	—
	3,329	223,558	—	—
Net increase (decrease)	12,582,476	$1,145,217,950	(3,113,435)	$(280,882,692)

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$14,918,957,196	$515,359,568	—
Short-Term Investments	511,990	236,835,837	—
	$14,919,469,186	$752,195,405	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,368,352	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,115,547	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $273,990,327.

23

The value of foreign currency risk derivative instruments as of October 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $1,368,352 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,115,547 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $45,000,557 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(5,958,016) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$1,406,014,814	$508,929,248

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,797,351,143
Gross tax appreciation of investments	$10,315,613,341
Gross tax depreciation of investments	(441,299,893)
Net tax appreciation (depreciation) of investments	9,874,313,448
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(31,764)
Net tax appreciation (depreciation)	$9,874,281,684
Undistributed ordinary income	—
Accumulated long-term gains	$1,017,831,842
Late-year ordinary loss deferral	$(56,874,991)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$93.37	(0.30)	(24.63)	(24.93)	—	(5.94)	(5.94)	$62.50	(28.50)%	0.94%	0.95%	(0.42)%	(0.43)%	13%	$13,781,358
2021	$66.38	(0.38)	29.49	29.11	—	(2.12)	(2.12)	$93.37	44.70%	0.95%	0.95%	(0.47)%	(0.47)%	8%	$20,198,765
2020	$50.27	(0.21)	18.55	18.34	—	(2.23)	(2.23)	$66.38	37.77%	0.97%	0.97%	(0.36)%	(0.36)%	6%	$14,648,925
2019	$47.74	(0.06)	5.92	5.86	—	(3.33)	(3.33)	$50.27	13.83%	0.97%	0.97%	(0.13)%	(0.13)%	13%	$11,308,500
2018	$44.59	(0.06)	5.82	5.76	(0.07)	(2.54)	(2.61)	$47.74	13.44%	0.97%	0.97%	(0.12)%	(0.12)%	17%	$10,524,969
I Class
2022	$97.72	(0.16)	(25.88)	(26.04)	—	(5.94)	(5.94)	$65.74	(28.36)%	0.74%	0.75%	(0.22)%	(0.23)%	13%	$727,643
2021	$69.25	(0.23)	30.82	30.59	—	(2.12)	(2.12)	$97.72	45.00%	0.75%	0.75%	(0.27)%	(0.27)%	8%	$841,255
2020	$52.25	(0.10)	19.33	19.23	—	(2.23)	(2.23)	$69.25	38.05%	0.77%	0.77%	(0.16)%	(0.16)%	6%	$588,451
2019	$49.39	0.03	6.16	6.19	—	(3.33)	(3.33)	$52.25	14.05%	0.77%	0.77%	0.07%	0.07%	13%	$365,036
2018	$46.04	0.03	6.02	6.05	(0.16)	(2.54)	(2.70)	$49.39	13.68%	0.77%	0.77%	0.08%	0.08%	17%	$402,938

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$98.36	(0.04)	(26.08)	(26.12)	—	(5.94)	(5.94)	$66.30	(28.25)%	0.59%	0.60%	(0.07)%	(0.08)%	13%	$3,383
2021	$69.59	(0.11)	31.00	30.89	—	(2.12)	(2.12)	$98.36	45.21%	0.60%	0.60%	(0.12)%	(0.12)%	8%	$3,099
2020	$52.42	(0.01)	19.41	19.40	—	(2.23)	(2.23)	$69.59	38.26%	0.62%	0.62%	(0.01)%	(0.01)%	6%	$1,708
2019	$49.47	0.10	6.18	6.28	—	(3.33)	(3.33)	$52.42	14.22%	0.62%	0.62%	0.22%	0.22%	13%	$1,259
2018	$46.07	0.11	6.02	6.13	(0.19)	(2.54)	(2.73)	$49.47	13.85%	0.62%	0.62%	0.23%	0.23%	17%	$944
A Class
2022	$87.98	(0.46)	(23.08)	(23.54)	—	(5.94)	(5.94)	$58.50	(28.69)%	1.19%	1.20%	(0.67)%	(0.68)%	13%	$170,819
2021	$62.81	(0.56)	27.85	27.29	—	(2.12)	(2.12)	$87.98	44.35%	1.20%	1.20%	(0.72)%	(0.72)%	8%	$256,161
2020	$47.79	(0.34)	17.59	17.25	—	(2.23)	(2.23)	$62.81	37.43%	1.22%	1.22%	(0.61)%	(0.61)%	6%	$167,682
2019	$45.67	(0.17)	5.62	5.45	—	(3.33)	(3.33)	$47.79	13.54%	1.22%	1.22%	(0.38)%	(0.38)%	13%	$116,630
2018	$42.80	(0.17)	5.58	5.41	—	(2.54)	(2.54)	$45.67	13.15%	1.22%	1.22%	(0.37)%	(0.37)%	17%	$102,806
C Class
2022	$70.74	(0.76)	(18.19)	(18.95)	—	(5.94)	(5.94)	$45.85	(29.22)%	1.94%	1.95%	(1.42)%	(1.43)%	13%	$25,028
2021	$51.23	(0.91)	22.54	21.63	—	(2.12)	(2.12)	$70.74	43.28%	1.95%	1.95%	(1.47)%	(1.47)%	8%	$34,751
2020	$39.65	(0.62)	14.43	13.81	—	(2.23)	(2.23)	$51.23	36.39%	1.97%	1.97%	(1.36)%	(1.36)%	6%	$24,320
2019	$38.77	(0.43)	4.64	4.21	—	(3.33)	(3.33)	$39.65	12.69%	1.97%	1.97%	(1.13)%	(1.13)%	13%	$16,676
2018	$36.96	(0.45)	4.80	4.35	—	(2.54)	(2.54)	$38.77	12.32%	1.97%	1.97%	(1.12)%	(1.12)%	17%	$10,700

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$84.62	(0.59)	(22.13)	(22.72)	—	(5.94)	(5.94)	$55.96	(28.86)%	1.44%	1.45%	(0.92)%	(0.93)%	13%	$38,416
2021	$60.62	(0.72)	26.84	26.12	—	(2.12)	(2.12)	$84.62	44.00%	1.45%	1.45%	(0.97)%	(0.97)%	8%	$41,561
2020	$46.31	(0.46)	17.00	16.54	—	(2.23)	(2.23)	$60.62	37.08%	1.47%	1.47%	(0.86)%	(0.86)%	6%	$26,729
2019	$44.47	(0.28)	5.45	5.17	—	(3.33)	(3.33)	$46.31	13.26%	1.47%	1.47%	(0.63)%	(0.63)%	13%	$17,240
2018	$41.84	(0.28)	5.45	5.17	—	(2.54)	(2.54)	$44.47	12.87%	1.47%	1.47%	(0.62)%	(0.62)%	17%	$15,137
R5 Class
2022	$97.78	(0.12)	(25.93)	(26.05)	—	(5.94)	(5.94)	$65.79	(28.35)%	0.74%	0.75%	(0.22)%	(0.23)%	13%	$32,996
2021	$69.29	(0.23)	30.84	30.61	—	(2.12)	(2.12)	$97.78	45.00%	0.75%	0.75%	(0.27)%	(0.27)%	8%	$371
2020	$52.28	(0.12)	19.36	19.24	—	(2.23)	(2.23)	$69.29	38.05%	0.77%	0.77%	(0.16)%	(0.16)%	6%	$258
2019	$49.42	0.01	6.18	6.19	—	(3.33)	(3.33)	$52.28	14.04%	0.77%	0.77%	0.07%	0.07%	13%	$94
2018	$46.04	0.04	6.02	6.06	(0.14)	(2.54)	(2.68)	$49.42	13.69%	0.77%	0.77%	0.08%	0.08%	17%	$7
R6 Class
2022	$98.25	(0.05)	(26.05)	(26.10)	—	(5.94)	(5.94)	$66.21	(28.26)%	0.59%	0.60%	(0.07)%	(0.08)%	13%	$881,007
2021	$69.51	(0.11)	30.97	30.86	—	(2.12)	(2.12)	$98.25	45.22%	0.60%	0.60%	(0.12)%	(0.12)%	8%	$800,782
2020	$52.36	—(3)	19.38	19.38	—	(2.23)	(2.23)	$69.51	38.26%	0.62%	0.62%	(0.01)%	(0.01)%	6%	$509,484
2019	$49.42	0.10	6.17	6.27	—	(3.33)	(3.33)	$52.36	14.22%	0.62%	0.62%	0.22%	0.22%	13%	$461,623
2018	$46.07	0.10	6.02	6.12	(0.23)	(2.54)	(2.77)	$49.42	13.85%	0.62%	0.62%	0.23%	0.23%	17%	$369,109

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022	$99.61	0.23	(26.30)	(26.07)	—	(5.94)	(5.94)	$67.60	(27.84)%	0.00%(4)	0.60%	0.52%	(0.08)%	13%	$232
2021	$70.04	0.42	31.27	31.69	—	(2.12)	(2.12)	$99.61	46.08%	0.00%(4)	0.60%	0.48%	(0.12)%	8%	$10
2020	$52.44	0.37	19.46	19.83	—	(2.23)	(2.23)	$70.04	39.09%	0.01%	0.62%	0.60%	(0.01)%	6%	$7
2019(5)	$51.28	0.10	1.06	1.16	—	—	—	$52.44	2.26%	0.00%(4)(6)	0.62%(6)	0.78%(6)	0.16%(6)	13%(7)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)Ratio was less than 0.005%.
(5)August 1, 2019 (commencement of sale) through October 31, 2019.
(6)Annualized.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Ultra Fund of the American Century Mutual Funds, Inc. as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
34

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary
35

reduction of the Fund's annual unified management fee such that the Investor Class management fee not exceed 0.928% for at least one year beginning August 1, 2022. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
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Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$24,005,100,401	$1,121,808,198
Chris H. Cheesman	$24,198,214,355	$928,694,244
Rajesh K. Gupta	$24,143,807,378	$983,101,221
Lynn M. Jenkins	$24,034,830,602	$1,092,077,997
Gary C. Meltzer	$24,134,760,750	$992,147,849

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,406,014,814, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2022.

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Notes

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Contact Us	americancentury.com
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American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90975 2212

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $162,200
FY 2022: $126,100

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $2,832,126
FY 2022: $50,000

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 29, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 29, 2022